As filed with the U.S. Securities and Exchange Commission on April 25, 2014
Registration No. 333-164154

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-7782

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 5 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 42 [X]

John Hancock Variable Life Account S

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 30, 2014 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2014

for interests in

John Hancock Variable Life Account S

Interests are made available under

VARIABLE ESTATE PROTECTION EDGE

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 14 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

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Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7-pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you

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would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options .

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge	Upon payment of premium	5% of any premium paid
Tax charge	Upon payment of premium	3.60% of each premium paid
Maximum contingent deferral sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC
Maximum partial withdrawal charge	Upon making a partial withdrawal	$20
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25 (currently $0)(2)

(1)	The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$65.27 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Maximum issue charge	Monthly	1.83% of Target Premium plus 5¢ per $1,000 of Basic Sum Insured at issue(2)	1.83% of Target Premium plus 5¢ per $1,000 of Basic Sum Insured at issue(2)
Maintenance charge	Monthly	$12	$9
Asset-based risk charge(3)	Monthly	.05% of account value	.05% of first $25,000 of account value
.05% of all amounts in excess of $25,000 in policy years 1-10
.02% of all amounts in excess of $25,000 in policy years 11-20
.01% of all amounts in excess of $25,000 in policy year 21 and thereafter
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.00% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium in each year
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit

(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC. (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.

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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
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Portfolio	Portfolio Manager	Investment Objective
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the

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assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the

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provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

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(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

  5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
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  Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the policy anniversary nearest the younger insured person’s 100th birthday (regardless of whether such younger insured person remains alive until that policy anniversary). The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.

The Age 100 GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see “The Death Benefit” below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any “due date” calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and Reinstatement”.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured  plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

  First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.
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  We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The “age 100 adjustment date” is defined under “When the younger insured person reaches 100”). Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

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As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the Basic Sum Insured plus a percentage of the account value on the date of death of the last surviving insured person. The percentage will be equal to the ratio of Additional Sum Insured to Total Sum Insured on the day immediately preceding the age 100 adjustment date. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

  the remaining Basic Sum Insured will be at least $250,000, and the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Total Sum Insured decreases
  Additional Sum Insured increases
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A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

  Option 1 - Proceeds left with us to accumulate with interest
  Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
  Option 2B - Equal monthly payments for a specified period of time
  Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
  Option 4 - Equal monthly payments for life with no refund
  Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

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Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant

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to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of

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investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).
  We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The

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right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”) .

Description of charges at the policy level

Deductions from premium payments

  Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.
  Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premium you pay in all policy years. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years that does not exceed the Target Premium in each year. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in the charge will exceed the maximum stated above.

Deductions from account value

  Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs. Part of the charge is a percentage of the “Target Premium” and will be the same regardless of the amount of premium actually paid. The percentage will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 1.83%. The Target Premium is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The other part of the charge is an amount per thousand of Basic Sum Insured at issue.
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  This amount will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 5¢. In general, the greater the proportion of Additional Sum Insured at issue, the lower the amount per thousand.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $12 (currently $9) during all policy years.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The Death Benefit”).
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .05%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 10, .02% for policy years 11 through 20, and .01% for policy years 21 and thereafter. We guarantee that these percentages will never exceed .05 % for all policy years. This charge does not apply to the fixed investment option.
  Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that do not exceed the first year Target Premium, as shown in the following table:
Policy Year(s)	Percentage of Premiums Received
1	100%
2	93%
3	86%
4	79%
5	71%
6	64%
7	57%
8	50%
9	43%
10	36%
11	29%
12	21%
13	14%
14	7%
15 and later	0%

The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see “Partial withdrawals”).

  Partial withdrawal charge - A $20 charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal.
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Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

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Other charges we could impose in the future

Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:
  you surrender the policy before the CDSC is equal to zero; and
  the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.
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Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

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Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.
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In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value

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among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of

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our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

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The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 5% of the target and excess premium payable in years 5 through 10. Compensation on any premium paid in excess of target premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

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Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If
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  you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Variable Life Account S at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164154

Statement of Additional Information
dated April 30, 2014

for interests in

John Hancock Variable Life Account S
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account” “Registrant”).

Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Variable Life Account S at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2013, 2012, and 2011 was $119,574,297, $156,801,522 and $158,741,294, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-164150	333-164156
333-164151	333-164154
333-164152	333-164155
333-164153
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766
Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

F-85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

F-86

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2013 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account S

“Active” sub-accounts

500 Index Trust B	Lifestyle Aggressive Trust
Active Bond Trust	Lifestyle Balanced Trust
All Cap Core Trust	Lifestyle Conservative Trust
Alpha Opportunities Trust	Lifestyle Growth Trust
American Asset Allocation Trust Series 1	Lifestyle Moderate Trust
American Global Growth Trust Series 1	Mid Cap Index Trust
American Growth Trust Series 1	Mid Cap Stock Trust
American Growth-Income Trust Series 1	Mid Value Trust
American International Trust Series 1	Money Market Trust B
American New World Trust Series 1	Natural Resources Trust
Blue Chip Growth Trust	Real Estate Securities Trust
Bond Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Capital Appreciation Value Trust	Short Term Government Income Trust
Core Bond Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Emerging Markets Value Trust	Small Cap Opportunities Trust
Equity-Income Trust	Small Cap Value Trust
Financial Services Trust	Small Company Value Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental All Cap Core Trust	Total Bond Market Trust B
Fundamental Large Cap Value Trust	Total Return Trust
Fundamental Value Trust	Total Stock Market Index Trust
Global Bond Trust	Ultra Short Term Bond Trust
Global Trust	U.S. Equity Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust B	Brandes International Equity
International Growth Stock Trust	Frontier Capital Appreciation
International Small Company Trust	Large Cap Growth
International Value Trust	Large Cap Value
Investment Quality Bond Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Value Trust	Disciplined Diversification Trust
American Global Small Capitalization Trust Series 1	Fundamental Holdings Trust Series 1
American High-Income Bond Trust Series 1	Global Diversification Trust Series 1
Core Allocation Plus Trust	Smaller Company Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2013, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2014

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
500 Index Trust B - 20,929,038 shares (cost $321,702,723)	$488,274,461
Active Bond Trust - 4,716,640 shares (cost $46,107,365)	45,279,745
All Cap Core Trust - 25,547 shares (cost $564,080)	642,774
All Cap Value Trust	—
Alpha Opportunities Trust - 122,526 shares (cost $1,666,715)	1,987,378
American Asset Allocation Trust Series 1 - 24,719 shares (cost $280,443)	376,228
American Global Growth Trust Series 1 - 53,552 shares (cost $626,187)	839,693
American Global Small Capitalization Trust Series 1	—
American Growth Trust Series 1 - 1,403,499 shares (cost $22,605,476)	31,494,525
American Growth-Income Trust Series 1 - 414,400 shares (cost $6,614,955)	9,100,226
American High-Income Bond Trust Series 1	—
American International Trust Series 1 - 1,388,877 shares (cost $21,500,038)	26,708,103
American New World Trust Series 1 - 425,478 shares (cost $5,637,174)	6,335,363
Blue Chip Growth Trust - 3,575,673 shares (cost $68,144,762)	122,288,032
Bond Trust - 39,102 shares (cost $543,147)	519,672
Capital Appreciation Trust - 2,964,923 shares (cost $30,348,101)	46,816,127
Capital Appreciation Value Trust - 135,051 shares (cost $1,650,316)	1,755,661
Core Allocation Plus Trust	—
Core Bond Trust - 584,501 shares (cost $7,900,677)	7,481,617
Core Strategy Trust - 67,280 shares (cost $959,467)	974,894
Disciplined Diversification Trust	—
Emerging Markets Value Trust - 2,882,870 shares (cost $31,482,964)	28,540,418
Equity-Income Trust - 7,931,867 shares (cost $113,036,285)	156,733,701
Financial Services Trust - 243,336 shares (cost $2,990,849)	3,852,014
Franklin Templeton Founding Allocation Trust - 41,514 shares (cost $406,457)	541,345
Fundamental All Cap Core Trust - 3,000,675 shares (cost $40,289,192)	62,053,963
Fundamental Holdings Trust Series 1	—
Fundamental Large Cap Value Trust - 853,423 shares (cost $12,769,229)	13,603,555
Fundamental Value Trust - 273,106 shares (cost $3,941,145)	5,505,827
Global Bond Trust - 2,714,706 shares (cost $35,208,417)	33,472,322
Global Diversification Trust Series 1	—
Global Trust - 65,489 shares (cost $1,012,984)	1,340,553
Health Sciences Trust - 817,093 shares (cost $17,304,415)	23,989,850
High Yield Trust - 5,480,040 shares (cost $33,222,917)	33,099,444
International Core Trust - 1,100,780 shares (cost $12,556,318)	12,846,105
International Equity Index Trust B - 6,851,724 shares (cost $107,063,756)	117,370,034
International Growth Stock Trust - 559,642 shares (cost $7,920,440)	9,435,570
International Small Company Trust - 890,242 shares (cost $8,988,904)	11,217,047
International Value Trust - 3,247,905 shares (cost $37,597,188)	47,679,244
Investment Quality Bond Trust - 715,641 shares (cost $8,641,225)	8,136,840
Lifestyle Aggressive Trust - 490,538 shares (cost $4,172,566)	5,351,767
Lifestyle Balanced Trust - 5,384,580 shares (cost $58,880,051)	73,876,439
Lifestyle Conservative Trust - 471,098 shares (cost $6,123,233)	5,940,546
Lifestyle Growth Trust - 3,455,729 shares (cost $40,120,405)	49,209,583
Lifestyle Moderate Trust - 468,468 shares (cost $5,947,166)	6,413,329

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
Mid Cap Index Trust - 1,462,143 shares (cost $26,055,236)	31,903,970
Mid Cap Stock Trust - 1,878,329 shares (cost $27,995,410)	39,801,781
Mid Value Trust - 2,692,211 shares (cost $27,645,714)	37,529,421
Money Market Trust B - 96,868,324 shares (cost $96,868,324)	96,868,324
Natural Resources Trust - 1,795,736 shares (cost $18,856,402)	18,244,682
Real Estate Securities Trust - 4,111,783 shares (cost $51,352,735)	56,578,136
Real Return Bond Trust - 1,087,736 shares (cost $13,872,004)	12,661,251
Science & Technology Trust - 226,522 shares (cost $3,973,834)	5,629,078
Short Term Government Income Trust - 4,142,883 shares (cost $53,387,246)	51,786,034
Small Cap Growth Trust - 3,722,308 shares (cost $36,099,188)	47,980,546
Small Cap Index Trust - 1,737,766 shares (cost $22,596,982)	27,526,210
Small Cap Opportunities Trust - 435,094 shares (cost $9,383,377)	13,357,376
Small Cap Value Trust - 3,056,130 shares (cost $55,927,902)	79,581,631
Small Company Value Trust - 323,918 shares (cost $5,613,706)	8,169,202
Smaller Company Growth Trust	—
Strategic Income Opportunities Trust - 700,008 shares (cost $9,580,196)	9,198,106
Total Bond Market Trust B - 4,125,060 shares (cost $42,578,796)	41,621,852
Total Return Trust - 7,572,651 shares (cost $107,610,444)	102,609,422
Total Stock Market Index Trust - 1,542,949 shares (cost $17,474,373)	26,353,576
Ultra Short Term Bond Trust - 338,555 shares (cost $4,102,641)	4,055,884
U.S. Equity Trust - 74,119 shares (cost $1,065,619)	1,313,393
Utilities Trust - 696,752 shares (cost $8,621,011)	10,743,923
Value Trust - 498,170 shares (cost $8,575,280)	12,912,557

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,398,340 shares (cost $26,666,005)	$26,477,672
Brandes International Equity - 6,210,284 shares (cost $69,907,211)	81,665,229
Frontier Capital Appreciation - 2,108,295 shares (cost $51,713,136)	62,637,441
Large Cap Growth - 2,426,460 shares (cost $41,334,736)	60,030,632
Large Cap Value - 1,853,339 shares (cost $19,760,782)	25,520,483

Total assets	$2,493,841,807

Contract Owners’ Equity
Variable universal life insurance contracts	$2,493,841,807

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$8,066,116	$3,799,036	$2,683,415	$1,929,228

Total investment income	8,066,116	3,799,036	2,683,415	1,929,228
Expenses:
Mortality and expense risk	281,439	212,229	69,988	71,292

Net investment income (loss)	7,784,677	3,586,807	2,613,427	1,857,936

Realized gains (losses) on investments:
Capital gain distributions	914,539	—	—	306,153
Net realized gains (losses)	11,546,257	4,300,247	517,865	445,522

Realized gains (losses)	12,460,796	4,300,247	517,865	751,675
Unrealized appreciation (depreciation) during the period	101,956,990	46,207,135	(3,114,674)	1,494,898

Net increase (decrease) in assets from operations	122,202,463	54,094,189	16,618	4,104,509

Changes from principal transactions:
Transfer of net premiums	5,872,847	6,433,212	1,512,545	1,363,891
Transfer on terminations	(19,807,455)	(23,308,517)	(2,234,260)	(3,510,023)
Transfer on policy loans	(1,473,141)	(7,242)	(281,184)	(222,223)
Net interfund transfers	(6,542,952)	(224,179)	(1,055,931)	1,668,016

Net increase (decrease) in assets from principal transactions	(21,950,701)	(17,106,726)	(2,058,830)	(700,339)

Total increase (decrease) in assets	100,251,762	36,987,463	(2,042,212)	3,404,170

Assets, beginning of period	388,022,699	351,035,236	47,321,957	43,917,787

Assets, end of period	$488,274,461	$388,022,699	$45,279,745	$47,321,957

(z)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Value Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12

$1,339,203	$1,289,726	$3,212	$2,254	$128,364	$78,178

1,339,203	1,289,726	3,212	2,254	128,364	78,178

9,056	9,418	984	768	6,495	14,657

1,330,147	1,280,308	2,228	1,486	121,869	63,521

—	—	—	—	4,965,332	449,853
1,130,782	487,998	25,250	26,489	(2,314,366)	1,326,982

1,130,782	487,998	25,250	26,489	2,650,966	1,776,835
(2,533,431)	1,896,968	50,754	15,667	(413,144)	(617,832)

(72,502)	3,665,274	78,232	43,642	2,359,691	1,222,524

568,812	635,609	76,917	32,255	219,417	214,915
(1,099,760)	(881,975)	(29,173)	(54,290)	(425,393)	(398,669)
17,196	11,709	(5,277)	(145)	(9,193)	(25,820)
(4,861,392)	4,302,887	316,859	(122,609)	(10,405,254)	(4,544,330)

(5,375,144)	4,068,230	359,326	(144,789)	(10,620,423)	(4,753,904)

(5,447,646)	7,733,504	437,558	(101,147)	(8,260,732)	(3,531,380)

31,925,318	24,191,814	205,216	306,363	8,260,732	11,792,112

$26,477,672	$31,925,318	$642,774	$205,216	—	$8,260,732

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$12,423	$8,954	$3,692	$7,285

Total investment income	12,423	8,954	3,692	7,285
Expenses:
Mortality and expense risk	315	180	—	—

Net investment income (loss)	12,108	8,774	3,692	7,285

Realized gains (losses) on investments:
Capital gain distributions	153,484	103,100	—	—
Net realized gains (losses)	177,599	33,947	85,564	30,062

Realized gains (losses)	331,083	137,047	85,564	30,062
Unrealized appreciation (depreciation) during the period	197,253	139,574	457	31,239

Net increase (decrease) in assets from operations	540,444	285,395	89,713	68,586

Changes from principal transactions:
Transfer of net premiums	14,542	15,304	26,381	28,036
Transfer on terminations	(72,808)	(13,737)	(130,587)	(15,052)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(63,235)	(468,598)	(85,853)	(52,122)

Net increase (decrease) in assets from principal transactions	(121,501)	(467,031)	(190,059)	(39,138)

Total increase (decrease) in assets	418,943	(181,636)	(100,346)	29,448

Assets, beginning of period	1,568,435	1,750,071	476,574	447,126

Assets, end of period	$1,987,378	$1,568,435	$376,228	$476,574

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(x)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.

See accompanying notes.

10

Sub-Account
American Blue Chip Income and Growth Trust Series 1	American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12

—	$6,806	$2,090	$387	$1,802

—	6,806	2,090	387	1,802

1,854	69	35	13	96

(1,854)	6,737	2,055	374	1,706

522,284	—	—	—	—
(171,065)	5,026	3,418	22,438	1,247

351,219	5,026	3,418	22,438	1,247
(21,435)	156,014	92,526	(5,199)	11,817

327,930	167,777	97,999	17,613	14,770

74,585	9,862	9,350	3,203	2,437
(424,516)	(7,314)	(17,527)	(1,477)	(3,982)
7,336	—	2,608	—	—
(2,037,979)	212,975	(448,465)	(232,837)	154,614

(2,380,574)	215,523	(454,034)	(231,111)	153,069

(2,052,644)	383,300	(356,035)	(213,498)	167,839

2,052,644	456,393	812,428	213,498	45,659

—	$839,693	$456,393	—	$213,498

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$156,431	$106,767	$81,681	$103,868

Total investment income	156,431	106,767	81,681	103,868
Expenses:
Mortality and expense risk	32,419	30,734	15,134	10,485

Net investment income (loss)	124,012	76,033	66,547	93,383

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,314,267	2,374,067	526,110	668,932

Realized gains (losses)	2,314,267	2,374,067	526,110	668,932
Unrealized appreciation (depreciation) during the period	4,565,335	2,345,468	1,866,097	27,126

Net increase (decrease) in assets from operations	7,003,614	4,795,568	2,458,754	789,441

Changes from principal transactions:
Transfer of net premiums	548,714	742,311	205,300	146,246
Transfer on terminations	(1,445,896)	(1,655,521)	(556,136)	(717,628)
Transfer on policy loans	(101,427)	9,373	(45,868)	5,911
Net interfund transfers	(818,436)	(7,942,756)	(1,301,080)	3,088,047

Net increase (decrease) in assets from principal transactions	(1,817,045)	(8,846,593)	(1,697,784)	2,522,576

Total increase (decrease) in assets	5,186,569	(4,051,025)	760,970	3,312,017

Assets, beginning of period	26,307,956	30,358,981	8,339,256	5,027,239

Assets, end of period	$31,494,525	$26,307,956	$9,100,226	$8,339,256

(y)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

12

Sub-Account
American High-Income Bond Trust Series 1		American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$977	$80,271	$238,361	$255,719	$56,752	$24,339

977	80,271	238,361	255,719	56,752	24,339

1,241	3,674	10,907	12,036	2,942	2,366

(264)	76,597	227,454	243,683	53,810	21,973

30,457	—	—	—	—	—
(28,362)	822	1,447,981	435,165	21,441	(6,337)

2,095	822	1,447,981	435,165	21,441	(6,337)
32,784	35,461	3,279,350	3,287,714	495,581	619,865

34,615	112,880	4,954,785	3,966,562	570,832	635,501

2,973	3,791	511,210	544,920	36,462	85,820
(16,054)	(102,191)	(1,058,676)	(1,341,618)	(97,903)	(123,641)
—	—	(177,366)	20,387	10,603	8,286
(1,237,828)	455,854	(2,103,375)	(6,431,313)	1,449,551	(41,460)

(1,250,909)	357,454	(2,828,207)	(7,207,624)	1,398,713	(70,995)

(1,216,294)	470,334	2,126,578	(3,241,062)	1,969,545	564,506

1,216,294	745,960	24,581,525	27,822,587	4,365,818	3,801,312

—	$1,216,294	$26,708,103	$24,581,525	$6,335,363	$4,365,818

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust	Blue Chip Growth Trust
	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,318	$330,409	$128,034

Total investment income	1,318	330,409	128,034
Expenses:
Mortality and expense risk	—	141,443	145,983

Net investment income (loss)	1,318	188,966	(17,949)

Realized gains (losses) on investments:
Capital gain distributions	30,129	—	—
Net realized gains (losses)	(22,333)	6,206,069	3,577,348

Realized gains (losses)	7,796	6,206,069	3,577,348
Unrealized appreciation (depreciation) during the period	(1,543)	30,942,214	11,654,620

Net increase (decrease) in assets from operations	7,571	37,337,249	15,214,019

Changes from principal transactions:
Transfer of net premiums	3	1,944,071	2,299,532
Transfer on terminations	(1,180)	(7,074,040)	(7,216,601)
Transfer on policy loans	—	(419,289)	(70,233)
Net interfund transfers	(95,120)	(4,933,707)	708,910

Net increase (decrease) in assets from principal transactions	(96,297)	(10,482,965)	(4,278,392)

Total increase (decrease) in assets	(88,726)	26,854,284	10,935,627

Assets, beginning of period	88,726	95,433,748	84,498,121

Assets, end of period	—	$122,288,032	$95,433,748

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

14

Sub-Account
Bond Trust		Brandes International Equity		Capital Appreciation Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$15,607	$37,245	$1,828,661	$1,329,972	$101,982	$71,821

15,607	37,245	1,828,661	1,329,972	101,982	71,821

790	862	2,703	2,366	50,292	49,510

14,817	36,383	1,825,958	1,327,606	51,690	22,311

3,941	5,680	—	—	—	—
(24,870)	825	(1,956,329)	(13,508,389)	2,837,202	3,345,697

(20,929)	6,505	(1,956,329)	(13,508,389)	2,837,202	3,345,697
(14,931)	12,977	11,626,770	25,813,982	9,998,600	2,291,271

(21,043)	55,865	11,496,399	13,633,199	12,887,492	5,659,279

19,821	31,413	2,043,767	2,236,966	738,384	950,357
(718,377)	(126,839)	(8,286,164)	(4,736,069)	(3,597,072)	(2,520,697)
—	(116)	2,894,839	28,940	(180,512)	(18,933)
(206,914)	261,395	6,128,628	(17,850,819)	2,669,578	(6,606,466)

(905,470)	165,853	2,781,070	(20,320,982)	(369,622)	(8,195,739)

(926,513)	221,718	14,277,469	(6,687,783)	12,517,870	(2,536,460)

1,446,185	1,224,467	67,387,760	74,075,543	34,298,257	36,834,717

$519,672	$1,446,185	$81,665,229	$67,387,760	$46,816,127	$34,298,257

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust		Core Allocation Plus Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$20,303	$26,221	$1	$13,385

Total investment income	20,303	26,221	1	13,385
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	20,303	26,221	1	13,385

Realized gains (losses) on investments:
Capital gain distributions	133,341	92,046	9	3,996
Net realized gains (losses)	144,236	38,481	163,926	(26,076)

Realized gains (losses)	277,577	130,527	163,935	(22,080)
Unrealized appreciation (depreciation) during the period	133,526	(29,684)	10,978	39,173

Net increase (decrease) in assets from operations	431,406	127,064	174,914	30,478

Changes from principal transactions:
Transfer of net premiums	42,606	27,747	—	5,232
Transfer on terminations	(51,922)	(75,091)	(3,803)	(4,096)
Transfer on policy loans	—	(2,998)	—	—
Net interfund transfers	(711,071)	1,017,349	(1,363,767)	750,359

Net increase (decrease) in assets from principal transactions	(720,387)	967,007	(1,367,570)	751,495

Total increase (decrease) in assets	(288,981)	1,094,071	(1,192,656)	781,973

Assets, beginning of period	2,044,642	950,571	1,192,656	410,683

Assets, end of period	$1,755,661	$2,044,642	—	$1,192,656

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

16

Sub-Account
Core Bond Trust		Core Strategy Trust		Disciplined Diversification Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12

$167,872	$223,812	$6,092	$933	$8,941	$11,748

167,872	223,812	6,092	933	8,941	11,748

1,442	2,680	—	—	—	—

166,430	221,132	6,092	933	8,941	11,748

298,640	188,839	4,057	—	102,886	6,392
(61,088)	116,887	83	15	(47,339)	(1,535)

237,552	305,726	4,140	15	55,547	4,857
(456,977)	(44,891)	13,406	2,665	(15,497)	42,956

(52,995)	481,967	23,638	3,613	48,991	59,561

126,623	126,713	1,251	1,157	9,300	13,877
(530,049)	(964,691)	(3,205)	(402)	(320,356)	(29,620)
83,761	18,035	33	—	—	—
(546,674)	3,404,554	918,836	1,848	(232,295)	(28,799)

(866,339)	2,584,611	916,915	2,603	(543,351)	(44,542)

(919,334)	3,066,578	940,553	6,216	(494,360)	15,019

8,400,951	5,334,373	34,341	28,125	494,360	479,341

$7,481,617	$8,400,951	$974,894	$34,341	—	$494,360

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Equity-Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$359,696	$282,257	$2,873,791	$2,840,900

Total investment income	359,696	282,257	2,873,791	2,840,900
Expenses:
Mortality and expense risk	6,232	8,335	162,616	173,199

Net investment income (loss)	353,464	273,922	2,711,175	2,667,701

Realized gains (losses) on investments:
Capital gain distributions	912,172	1,711,823	—	—
Net realized gains (losses)	(2,489,664)	(2,307,635)	7,917,431	(1,001,479)

Realized gains (losses)	(1,577,492)	(595,812)	7,917,431	(1,001,479)
Unrealized appreciation (depreciation) during the period	601,576	4,537,872	27,563,487	19,938,296

Net increase (decrease) in assets from operations	(622,452)	4,215,982	38,192,093	21,604,518

Changes from principal transactions:
Transfer of net premiums	363,312	460,487	2,887,336	2,870,645
Transfer on terminations	(996,257)	(1,035,184)	(12,803,875)	(10,983,319)
Transfer on policy loans	64,755	22,192	(427,794)	(219,237)
Net interfund transfers	2,778,679	593,535	(8,048,874)	(3,958,292)

Net increase (decrease) in assets from principal transactions	2,210,489	41,030	(18,393,207)	(12,290,203)

Total increase (decrease) in assets	1,588,037	4,257,012	19,798,886	9,314,315

Assets, beginning of period	26,952,381	22,695,369	136,934,815	127,620,500

Assets, end of period	$28,540,418	$26,952,381	$156,733,701	$136,934,815

See accompanying notes.

18

Sub-Account
Financial Services Trust		Franklin Templeton Founding Allocation Trust		Frontier Capital Appreciation
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$24,832	$17,065	$12,410	$15,501	—	$142,998

24,832	17,065	12,410	15,501	—	142,998

1,743	1,563	—	—	1,932	1,722

23,089	15,502	12,410	15,501	(1,932)	141,276

38,457	—	—	—	5,319,885	2,909,145
87,001	25,949	56,854	(623)	1,978,357	1,235,263

125,458	25,949	56,854	(623)	7,298,242	4,144,408
685,042	257,534	56,905	56,310	10,490,027	3,262,032

833,589	298,985	126,169	71,188	17,786,337	7,547,716

55,991	69,177	813	2,478	1,667,205	1,712,866
(52,117)	(187,233)	(124,940)	(39,479)	(2,775,571)	(2,291,812)
(9,047)	(2,677)	—	—	(554,060)	(20,361)
897,178	260,190	21,335	22,159	492,362	(5,978,289)

892,005	139,457	(102,792)	(14,842)	(1,170,064)	(6,577,596)

1,725,594	438,442	23,377	56,346	16,616,273	970,120

2,126,420	1,687,978	517,968	461,622	46,021,168	45,051,048

$3,852,014	$2,126,420	$541,345	$517,968	$62,637,441	$46,021,168

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental All Cap Core Trust		Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$562,591	$393,192	$847	$1,131

Total investment income	562,591	393,192	847	1,131
Expenses:
Mortality and expense risk	151,930	131,975	235	334

Net investment income (loss)	410,661	261,217	612	797

Realized gains (losses) on investments:
Capital gain distributions	—	—	16,283	—
Net realized gains (losses)	1,918,587	(136,393)	(4,732)	1,073

Realized gains (losses)	1,918,587	(136,393)	11,551	1,073
Unrealized appreciation (depreciation) during the period	15,017,484	10,051,032	(5,708)	4,070

Net increase (decrease) in assets from operations	17,346,732	10,175,856	6,455	5,940

Changes from principal transactions:
Transfer of net premiums	1,449,355	1,579,775	1,165	5,660
Transfer on terminations	(4,400,083)	(4,625,651)	(1,439)	(1,907)
Transfer on policy loans	(228,013)	(126,608)	—	—
Net interfund transfers	(3,203,182)	(2,196,517)	(72,875)	10,446

Net increase (decrease) in assets from principal transactions	(6,381,923)	(5,369,001)	(73,149)	14,199

Total increase (decrease) in assets	10,964,809	4,806,855	(66,694)	20,139

Assets, beginning of period	51,089,154	46,282,299	66,694	46,555

Assets, end of period	$62,053,963	$51,089,154	—	$66,694

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

20

Sub-Account
Fundamental Large Cap Value Trust		Fundamental Value Trust		Global Bond Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$36,681	$17,714	$64,132	$44,080	$174,631	$2,706,533

36,681	17,714	64,132	44,080	174,631	2,706,533

1,463	272	5,254	3,633	24,803	26,331

35,218	17,442	58,878	40,447	149,828	2,680,202

—	—	—	—	—	—
145,784	76,173	544,661	753,464	(424,431)	801,883

145,784	76,173	544,661	753,464	(424,431)	801,883
720,527	159,535	843,324	(75,398)	(2,160,177)	(950,544)

901,529	253,150	1,446,863	718,513	(2,434,780)	2,531,541

96,046	52,468	154,322	311,998	728,242	888,546
(318,735)	(35,919)	(877,158)	(616,752)	(2,323,906)	(2,181,583)
(241,197)	(29,773)	269,598	(34,175)	(28,620)	(189,879)
11,553,060	337,283	(52,201)	(1,613,686)	(5,595,561)	5,717,185

11,089,174	324,059	(505,439)	(1,952,615)	(7,219,845)	4,234,269

11,990,703	577,209	941,424	(1,234,102)	(9,654,625)	6,765,810

1,612,852	1,035,643	4,564,403	5,798,505	43,126,947	36,361,137

$13,603,555	$1,612,852	$5,505,827	$4,564,403	$33,472,322	$43,126,947

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$9,194	$7,287	$18,679	$23,189

Total investment income	9,194	7,287	18,679	23,189
Expenses:
Mortality and expense risk	318	153	681	493

Net investment income (loss)	8,876	7,134	17,998	22,696

Realized gains (losses) on investments:
Capital gain distributions	128,647	—	—	—
Net realized gains (losses)	(54,467)	18,251	57,255	65,102

Realized gains (losses)	74,180	18,251	57,255	65,102
Unrealized appreciation (depreciation) during the period	(25,940)	95,661	237,536	203,411

Net increase (decrease) in assets from operations	57,116	121,046	312,789	291,209

Changes from principal transactions:
Transfer of net premiums	9,584	19,185	27,947	26,199
Transfer on terminations	(16,656)	(49,495)	(293,662)	(109,702)
Transfer on policy loans	95	(3,995)	—	—
Net interfund transfers	(490,725)	(390,234)	208,267	(2,057,217)

Net increase (decrease) in assets from principal transactions	(497,702)	(424,539)	(57,448)	(2,140,720)

Total increase (decrease) in assets	(440,586)	(303,493)	255,341	(1,849,511)

Assets, beginning of period	440,586	744,079	1,085,212	2,934,723

Assets, end of period	—	$440,586	$1,340,553	$1,085,212

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

22

Sub-Account
Health Sciences Trust		High Yield Trust		International Core Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$2,168,976	$2,703,635	$328,130	$251,853

—	—	2,168,976	2,703,635	328,130	251,853

16,214	15,561	27,561	25,299	2,471	1,437

(16,214)	(15,561)	2,141,415	2,678,336	325,659	250,416

1,765,540	945,768	—	—	—	—
2,424,685	868,119	740,451	(3,377,774)	51,077	28,658

4,190,225	1,813,887	740,451	(3,377,774)	51,077	28,658
3,898,586	1,741,638	(5,485)	6,468,096	2,087,872	967,377

8,072,597	3,539,964	2,876,381	5,768,658	2,464,608	1,246,451

821,659	587,351	633,703	607,790	75,961	126,610
(1,994,247)	(1,195,592)	(2,342,385)	(1,997,237)	(186,317)	(353,264)
(165,715)	(57,447)	(193,899)	(42,243)	6,719	(25,287)
498,753	3,613,830	(5,747,297)	4,826,719	1,327,663	(704,895)

(839,550)	2,948,142	(7,649,878)	3,395,029	1,224,026	(956,836)

7,233,047	6,488,106	(4,773,497)	9,163,687	3,688,634	289,615

16,756,803	10,268,697	37,872,941	28,709,254	9,157,471	8,867,856

$23,989,850	$16,756,803	$33,099,444	$37,872,941	$12,846,105	$9,157,471

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$215,645	$2,757,869	$1,202,487

Total investment income	215,645	2,757,869	1,202,487
Expenses:
Mortality and expense risk	3,063	91,206	78,116

Net investment income (loss)	212,582	2,666,663	1,124,371

Realized gains (losses) on investments:
Capital gain distributions	378,713	—	—
Net realized gains (losses)	(926,147)	33,422	(1,008,160)

Realized gains (losses)	(547,434)	33,422	(1,008,160)
Unrealized appreciation (depreciation) during the period	955,567	12,227,011	15,034,794

Net increase (decrease) in assets from operations	620,715	14,927,096	15,151,005

Changes from principal transactions:
Transfer of net premiums	208,945	1,629,199	1,400,912
Transfer on terminations	(375,298)	(4,646,209)	(4,505,909)
Transfer on policy loans	2,361	(196,252)	(92,152)
Net interfund transfers	(5,161,579)	525,094	7,320,651

Net increase (decrease) in assets from principal transactions	(5,325,571)	(2,688,168)	4,123,502

Total increase (decrease) in assets	(4,704,856)	12,238,928	19,274,507

Assets, beginning of period	4,704,856	105,131,106	85,856,599

Assets, end of period	—	$117,370,034	$105,131,106

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(v)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

24

Sub-Account
International Growth Stock Trust		International Opportunities Trust	International Small Company Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$103,091	$54,395	$158,893	$185,783	$91,884

103,091	54,395	158,893	185,783	91,884

2,967	462	2,515	3,916	3,180

100,124	53,933	156,378	181,867	88,704

—	—	—	—	—
190,469	2,917	(61,731)	219,177	3,011

190,469	2,917	(61,731)	219,177	3,011
1,248,832	266,298	554,226	1,792,945	1,380,556

1,539,425	323,148	648,873	2,193,989	1,472,271

193,805	31,091	293,437	216,752	132,480
(406,587)	(57,469)	(422,729)	(433,293)	(308,853)
(131,026)	453	(7,080)	31,621	22,269
131,764	7,810,966	(8,608,717)	1,973,798	(2,943,716)

(212,044)	7,785,041	(8,745,089)	1,788,878	(3,097,820)

1,327,381	8,108,189	(8,096,216)	3,982,867	(1,625,549)

8,108,189	—	8,096,216	7,234,180	8,859,729

$9,435,570	$8,108,189	—	$11,217,047	$7,234,180

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$780,908	$1,082,218	$331,780	$302,689

Total investment income	780,908	1,082,218	331,780	302,689
Expenses:
Mortality and expense risk	61,720	61,357	12,164	14,299

Net investment income (loss)	719,188	1,020,861	319,616	288,390

Realized gains (losses) on investments:
Capital gain distributions	—	—	161,552	—
Net realized gains (losses)	1,134,475	(654,924)	306,159	394,723

Realized gains (losses)	1,134,475	(654,924)	467,711	394,723
Unrealized appreciation (depreciation) during the period	8,169,923	6,751,902	(1,085,777)	161,849

Net increase (decrease) in assets from operations	10,023,586	7,117,839	(298,450)	844,962

Changes from principal transactions:
Transfer of net premiums	1,125,114	1,063,126	237,828	165,129
Transfer on terminations	(2,875,303)	(2,869,944)	(623,224)	(796,815)
Transfer on policy loans	(80,648)	73,546	(1,986)	4,691
Net interfund transfers	(2,523,776)	(6,604,191)	(5,101,098)	3,831,319

Net increase (decrease) in assets from principal transactions	(4,354,613)	(8,337,463)	(5,488,480)	3,204,324

Total increase (decrease) in assets	5,668,973	(1,219,624)	(5,786,930)	4,049,286

Assets, beginning of period	42,010,271	43,229,895	13,923,770	9,874,484

Assets, end of period	$47,679,244	$42,010,271	$8,136,840	$13,923,770

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(ag)	Renamed on April 29, 2013. Previously known as Business Opportunity Value.

See accompanying notes.

26

Sub-Account
Large Cap Growth		Large Cap Trust	Large Cap Value
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12

$299,352	$21,185	$11,656	$589,437	$152,533

299,352	21,185	11,656	589,437	152,533

3,221	2,753	1,061	1,311	1,149

296,131	18,432	10,595	588,126	151,384

2,870,978	—	—	1,987,992	—
4,080,830	1,708,047	169,532	1,343,730	481,600

6,951,808	1,708,047	169,532	3,331,722	481,600
8,932,500	5,514,587	12,255	2,394,308	2,297,039

16,180,439	7,241,066	192,382	6,314,156	2,930,023

1,516,848	1,492,212	15,114	781,731	903,856
(2,744,623)	(2,219,154)	(72,808)	(1,504,169)	(1,106,842)
(634,785)	87,611	—	(423,949)	(36,964)
732,467	525,459	(1,454,289)	2,202,427	(2,307,117)

(1,130,093)	(113,872)	(1,511,983)	1,056,040	(2,547,067)

15,050,346	7,127,194	(1,319,601)	7,370,196	382,956

44,980,286	37,853,092	1,319,601	18,150,287	17,767,331

$60,030,632	$44,980,286	—	$25,520,483	$18,150,287

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$123,364	$66,081	$2,040,691	$1,564,551

Total investment income	123,364	66,081	2,040,691	1,564,551
Expenses:
Mortality and expense risk	6,031	6,243	133,724	124,342

Net investment income (loss)	117,333	59,838	1,906,967	1,440,209

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	225,108	254,797	3,658,142	2,523,462

Realized gains (losses)	225,108	254,797	3,658,142	2,523,462
Unrealized appreciation (depreciation) during the period	832,333	445,146	2,937,447	3,532,415

Net increase (decrease) in assets from operations	1,174,774	759,781	8,502,556	7,496,086

Changes from principal transactions:
Transfer of net premiums	561,993	466,729	2,481,497	2,006,313
Transfer on terminations	(873,739)	(448,012)	(7,227,187)	(8,766,339)
Transfer on policy loans	7,170	(2,864)	(49,784)	(124,050)
Net interfund transfers	(215,586)	(848,340)	966,362	1,566,161

Net increase (decrease) in assets from principal transactions	(520,162)	(832,487)	(3,829,112)	(5,317,915)

Total increase (decrease) in assets	654,612	(72,706)	4,673,444	2,178,171

Assets, beginning of period	4,697,155	4,769,861	69,202,995	67,024,824

Assets, end of period	$5,351,767	$4,697,155	$73,876,439	$69,202,995

See accompanying notes.

28

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$212,293	$178,469	$1,171,646	$732,665	$187,420	$321,612

212,293	178,469	1,171,646	732,665	187,420	321,612

10,707	3,054	59,994	78,692	23,455	12,761

201,586	175,415	1,111,652	653,973	163,965	308,851

248,491	133,662	—	—	—	—
42,568	84,179	742,414	(1,492,843)	511,293	118,231

291,059	217,841	742,414	(1,492,843)	511,293	118,231
(242,200)	52,938	5,556,986	6,448,810	359,753	116,084

250,445	446,194	7,411,052	5,609,940	1,035,011	543,166

289,834	100,548	1,454,868	1,884,488	628,402	374,619
(3,531,546)	(389,012)	(2,832,793)	(1,606,397)	(335,717)	(583,684)
(53,806)	1,567	(72,370)	36,517	(68,733)	(20,342)
2,748,303	1,762,712	3,488,538	(7,601,925)	(7,682,732)	8,692,530

(547,215)	1,475,815	2,038,243	(7,287,317)	(7,458,780)	8,463,123

(296,770)	1,922,009	9,449,295	(1,677,377)	(6,423,769)	9,006,289
6,237,316	4,315,307	39,760,288	41,437,665	12,837,098	3,830,809

$5,940,546	$6,237,316	$49,209,583	$39,760,288	$6,413,329	$12,837,098

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$324,958	$272,666	$24,164	—

Total investment income	324,958	272,666	24,164	—
Expenses:
Mortality and expense risk	26,141	7,540	50,950	49,914

Net investment income (loss)	298,817	265,126	(26,786)	(49,914)

Realized gains (losses) on investments:
Capital gain distributions	1,540,929	1,762,928	659,711	—
Net realized gains (losses)	581,699	1,124,000	2,767,916	573,769

Realized gains (losses)	2,122,628	2,886,928	3,427,627	573,769
Unrealized appreciation (depreciation) during the period	4,917,430	(139,511)	7,787,872	5,602,840

Net increase (decrease) in assets from operations	7,338,875	3,012,543	11,188,713	6,126,695

Changes from principal transactions:
Transfer of net premiums	624,937	521,703	862,865	803,051
Transfer on terminations	(1,445,875)	(1,147,017)	(3,884,485)	(1,895,659)
Transfer on policy loans	(158,887)	(16,384)	(97,126)	(84,439)
Net interfund transfers	6,639,943	(840,979)	(770,544)	(738,865)

Net increase (decrease) in assets from principal transactions	5,660,118	(1,482,677)	(3,889,290)	(1,915,912)

Total increase (decrease) in assets	12,998,993	1,529,866	7,299,423	4,210,783

Assets, beginning of period	18,904,977	17,375,111	32,502,358	28,291,575

Assets, end of period	$31,903,970	$18,904,977	$39,801,781	$32,502,358

See accompanying notes.

30

Sub-Account
Mid Value Trust		Money Market Trust B		Natural Resources Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$373,163	$296,605	$9,468	$48,693	$113,107	$186,448

373,163	296,605	9,468	48,693	113,107	186,448

27,171	39,583	77,848	67,001	14,198	14,543
345,992	257,022	(68,380)	(18,308)	98,909	171,905

2,329,762	2,641,101	4,901	8,306	—	—
2,869,431	919,686	—	—	(1,076,303)	4,262
5,199,193	3,560,787	4,901	8,306	(1,076,303)	4,262
3,837,722	2,216,825	—	—	1,544,673	(19,796)
9,382,907	6,034,634	(63,479)	(10,002)	567,279	156,371

485,911	729,471	8,328,253	12,285,665	520,304	559,406
(2,738,717)	(2,629,534)	(24,104,974)	(45,411,752)	(984,120)	(972,839)
16,058	7,891	20,904	(2,425,321)	5,856	(82,343)
(2,889,256)	(3,642,484)	(3,606,143)	6,041,130	(3,784,870)	1,993,084
(5,126,004)	(5,534,656)	(19,361,960)	(29,510,278)	(4,242,830)	1,497,308
4,256,903	499,978	(19,425,439)	(29,520,280)	(3,675,551)	1,653,679

33,272,518	32,772,540	116,293,763	145,814,043	21,920,233	20,266,554
$37,529,421	$33,272,518	$96,868,324	$116,293,763	$18,244,682	$21,920,233

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust		Real Return Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,163,139	$984,918	$356,594	$339,283

Total investment income	1,163,139	984,918	356,594	339,283
Expenses:
Mortality and expense risk	31,734	32,013	6,778	10,287

Net investment income (loss)	1,131,405	952,905	349,816	328,996

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	3,486,448	1,679,872	135,085	567,896

Realized gains (losses)	3,486,448	1,679,872	135,085	567,896
Unrealized appreciation (depreciation) during the period	(4,629,684)	6,128,990	(2,257,484)	712,984

Net increase (decrease) in assets from operations	(11,831)	8,761,767	(1,772,583)	1,609,876

Changes from principal transactions:
Transfer of net premiums	836,596	919,418	587,784	876,395
Transfer on terminations	(2,878,028)	(3,491,754)	(638,901)	(1,076,737)
Transfer on policy loans	(75,366)	(140,787)	(68,640)	(68,592)
Net interfund transfers	1,603,015	(1,242,617)	(6,059,875)	784,801

Net increase (decrease) in assets from principal transactions	(513,783)	(3,955,740)	(6,179,632)	515,867

Total increase (decrease) in assets	(525,614)	4,806,027	(7,952,215)	2,125,743

Assets, beginning of period	57,103,750	52,297,723	20,613,466	18,487,723

Assets, end of period	$56,578,136	$57,103,750	$12,661,251	$20,613,466

See accompanying notes.

32

Sub-Account
Science & Technology Trust		Short Term Government Income Trust		Small Cap Growth Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$1,080,910	$946,390	—	—
—	—	1,080,910	946,390	—	—

4,703	4,373	28,270	30,441	75,528	77,724

(4,703)	(4,373)	1,052,640	915,949	(75,528)	(77,724)

—	—	—	—	1,929,642	5,421,733
152,336	114,974	(317,560)	(37,011)	2,190,771	(62,487)
152,336	114,974	(317,560)	(37,011)	4,120,413	5,359,246
1,530,105	206,576	(1,093,606)	(328,202)	11,771,773	1,262,668
1,677,738	317,177	(358,526)	550,736	15,816,658	6,544,190

103,720	99,762	468,443	535,186	689,400	926,348
(330,685)	(225,430)	(3,204,808)	(6,331,173)	(3,527,767)	(2,976,775)
(15,210)	(2,463)	(35,819)	(5,153,388)	64,369	(130,454)
301,142	670,049	9,182,998	18,790,945	(5,343,835)	(5,499,978)

58,967	541,918	6,410,814	7,841,570	(8,117,833)	(7,680,859)

1,736,705	859,095	6,052,288	8,392,306	7,698,825	(1,136,669)

3,892,373	3,033,278	45,733,746	37,341,440	40,281,721	41,418,390

$5,629,078	$3,892,373	$51,786,034	$45,733,746	$47,980,546	$40,281,721

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust		Small Cap Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$368,737	$318,651	$68,391	—

Total investment income	368,737	318,651	68,391	—
Expenses:
Mortality and expense risk	27,977	6,682	2,227	2,520

Net investment income (loss)	340,760	311,969	66,164	(2,520)

Realized gains (losses) on investments:
Capital gain distributions	1,714,913	2,625,925	—	—
Net realized gains (losses)	470,690	246,500	467,944	808,207

Realized gains (losses)	2,185,603	2,872,425	467,944	808,207
Unrealized appreciation (depreciation) during the period	5,024,549	(869,651)	2,679,665	538,968

Net increase (decrease) in assets from operations	7,550,912	2,314,743	3,213,773	1,344,655

Changes from principal transactions:
Transfer of net premiums	404,594	305,479	312,977	283,745
Transfer on terminations	(1,457,979)	(1,187,295)	(651,016)	(517,377)
Transfer on policy loans	(5,564)	(2,954)	(115,608)	(1,937)
Net interfund transfers	4,126,729	599,341	2,908,309	(1,316,724)

Net increase (decrease) in assets from principal transactions	3,067,780	(285,429)	2,454,662	(1,552,293)

Total increase (decrease) in assets	10,618,692	2,029,314	5,668,435	(207,638)

Assets, beginning of period	16,907,518	14,878,204	7,688,941	7,896,579

Assets, end of period	$27,526,210	$16,907,518	$13,357,376	$7,688,941

(af)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

34

Sub-Account
Small Cap Value Trust		Small Company Value Trust		Smaller Company Growth Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12

$423,688	$628,267	$122,748	$14,372	—	—

423,688	628,267	122,748	14,372	—	—

45,677	46,341	6,399	5,383	406	380

378,011	581,926	116,349	8,989	(406)	(380)

3,844,539	3,333,045	—	—	62,137	49,200
5,715,930	3,934,688	319,678	391,867	271,237	28,752

9,560,469	7,267,733	319,678	391,867	333,374	77,952
11,375,556	2,694,015	1,471,742	453,457	(64,175)	21,305

21,314,036	10,543,674	1,907,769	854,313	268,793	98,877

1,321,274	1,342,650	155,098	224,144	7,692	18,336
(4,286,371)	(5,503,057)	(319,626)	(478,294)	(30,141)	(100,798)
(114,407)	(115,970)	21,680	(8,351)	(977)	(10,861)
(8,158,174)	(8,557,696)	340,166	147,969	(1,058,759)	121,097

(11,237,678)	(12,834,073)	197,318	(114,532)	(1,082,185)	27,774

10,076,358	(2,290,399)	2,105,087	739,781	(813,392)	126,651

69,505,273	71,795,672	6,064,115	5,324,334	813,392	686,741

$79,581,631	$69,505,273	$8,169,202	$6,064,115	—	$813,392

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Opportunities Trust		Total Bond Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$524,053	$519,339	$1,449,922	$726,840

Total investment income	524,053	519,339	1,449,922	726,840
Expenses:
Mortality and expense risk	7,101	7,246	49,290	38,606

Net investment income (loss)	516,952	512,093	1,400,632	688,234

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(217,688)	(204,321)	250,579	447,947

Realized gains (losses)	(217,688)	(204,321)	250,579	447,947
Unrealized appreciation (depreciation) during the period	(65,848)	588,705	(2,765,937)	617,835

Net increase (decrease) in assets from operations	233,416	896,477	(1,114,726)	1,754,016

Changes from principal transactions:
Transfer of net premiums	208,933	221,570	854,157	716,322
Transfer on terminations	(859,061)	(834,945)	(1,739,509)	(2,981,068)
Transfer on policy loans	(337,222)	(203,788)	(15,553)	(163,607)
Net interfund transfers	2,160,390	634,223	341,030	(739,704)

Net increase (decrease) in assets from principal transactions	1,173,040	(182,940)	(559,875)	(3,168,057)

Total increase (decrease) in assets	1,406,456	713,537	(1,674,601)	(1,414,041)

Assets, beginning of period	7,791,650	7,078,113	43,296,453	44,710,494

Assets, end of period	$9,198,106	$7,791,650	$41,621,852	$43,296,453

See accompanying notes.

36

Sub-Account
Total Return Trust		Total Stock Market Index Trust		Ultra Short Term Bond Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$3,410,893	$2,617,858	$352,198	$332,334	$49,037	$4,966

3,410,893	2,617,858	352,198	332,334	49,037	4,966

19,054	17,783	23,353	19,212	334	609

3,391,839	2,600,075	328,845	313,122	48,703	4,357

2,463,000	—	334,965	54,567	—	—
(21,758)	449,356	876,105	513,529	(5,341)	(5,090)

2,441,242	449,356	1,211,070	568,096	(5,341)	(5,090)
(8,219,099)	6,901,572	5,248,271	2,054,649	(39,525)	3,665

(2,386,018)	9,951,003	6,788,186	2,935,867	3,837	2,932

2,785,803	2,509,749	518,069	509,016	46,879	33,778
(5,435,424)	(9,984,758)	(1,313,474)	(1,707,159)	(157,801)	(385,111)
(1,061,129)	(5,462,718)	(145,759)	(122,283)	(6,302)	—
(11,939,606)	10,677,947	(502,886)	7,907	3,738,027	33,584

(15,650,356)	(2,259,780)	(1,444,050)	(1,312,519)	3,620,803	(317,749)

(18,036,374)	7,691,223	5,344,136	1,623,348	3,624,640	(314,817)

120,645,796	112,954,573	21,009,440	19,386,092	431,244	746,061

$102,609,422	$120,645,796	$26,353,576	$21,009,440	$4,055,884	$431,244

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Equity Trust		Utilities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$21,047	$18,851	$212,378	$485,281

Total investment income	21,047	18,851	212,378	485,281
Expenses:
Mortality and expense risk	2,331	1,662	9,787	10,222

Net investment income (loss)	18,716	17,189	202,591	475,059

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	73,347	(18,842)	1,467,888	1,581,397

Realized gains (losses)	73,347	(18,842)	1,467,888	1,581,397
Unrealized appreciation (depreciation) during the period	232,886	14,888	716,611	(112,559)

Net increase (decrease) in assets from operations	324,949	13,235	2,387,090	1,943,897

Changes from principal transactions:
Transfer of net premiums	43,664	42,210	286,477	308,288
Transfer on terminations	(198,009)	(319,885)	(2,206,156)	(4,023,185)
Transfer on policy loans	(173)	3,721	(964)	(11,732)
Net interfund transfers	(84,197)	1,487,878	(3,229,117)	(4,241,180)

Net increase (decrease) in assets from principal transactions	(238,715)	1,213,924	(5,149,760)	(7,967,809)

Total increase (decrease) in assets	86,234	1,227,159	(2,762,670)	(6,023,912)

Assets, beginning of period	1,227,159	—	13,506,593	19,530,505

Assets, end of period	$1,313,393	$1,227,159	$10,743,923	$13,506,593

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

38

Sub-Account
Value Trust		Total
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$96,798	$89,780	$41,221,305	$33,969,846

96,798	89,780	41,221,305	33,969,846

3,893	5,131	1,982,691	1,849,775

92,905	84,649	39,238,614	32,120,071

—	—	34,941,182	23,684,388
1,024,859	550,451	69,659,671	15,734,543

1,024,859	550,451	104,600,853	39,418,931
2,414,521	812,507	303,319,391	214,951,835

3,532,285	1,447,607	447,158,858	286,490,837

332,649	282,479	55,411,999	60,940,084
(560,415)	(591,186)	(168,062,960)	(193,250,355)
(238,884)	(31,703)	(5,233,274)	(15,247,515)
(575,685)	1,385,196	(49,855,229)	(20,064,117)

(1,042,335)	1,044,786	(167,739,464)	(167,621,903)

2,489,950	2,492,393	279,419,394	118,868,934

10,422,607	7,930,214	2,214,422,413	2,095,553,479

$12,912,557	$10,422,607	$2,493,841,807	$2,214,422,413

39

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 60 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2013. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life nsurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Business Opportunity Value	Large Cap Value	April 29, 2013

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
All Cap Value Trust	Fundamental Large Cap Value Trust	December 9, 2013
American Global Small Capitalization Trust Series 1	American Global Growth Trust Series 1	April 29, 2013
American High Income Bond Trust Series 1	High Yield Trust	April 29, 2013
Core Allocation Trust	Core Strategy Trust	December 9, 2013
Disciplined Diversification Trust	Core Strategy Trust	December 9, 2013
Fundamental Holdings Trust Series 1	Core Strategy Trust	December 9, 2013
Global Diversification Trust Series 1	Core Strategy Trust	December 9, 2013
Smaller Company Growth Trust	Small Cap Opportunities Trust	December 9, 2013

40

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$2,493,841,807
Level 2	—
Level 3	—

$2,493,841,807

41

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$33,297,878	$46,549,364
Active Bond Trust	8,879,915	8,325,318
All Cap Core Trust	731,114	369,560
All Cap Value Trust	7,295,254	12,828,476
Alpha Opportunities Trust	839,653	795,562

42

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$92,603	$278,970
American Global Growth Trust Series 1	254,782	32,523
American Global Small Capitalization Trust Series 1	18,738	249,476
American Growth Trust Series 1	6,670,083	8,363,116
American Growth-Income Trust Series 1	873,262	2,504,500
American High-Income Bond Trust Series 1	158,155	1,378,871
American International Trust Series 1	4,204,734	6,805,487
American New World Trust Series 1	2,005,675	553,153
Blue Chip Growth Trust	8,373,442	18,667,440
Bond Trust	705,875	1,592,586
Capital Appreciation Trust	8,287,186	8,605,117
Capital Appreciation Value Trust	800,697	1,367,440
Core Allocation Plus Trust	22	1,367,582
Core Bond Trust	4,822,166	5,223,435
Core Strategy Trust	930,253	3,188
Disciplined Diversification Trust	141,392	572,916
Emerging Markets Value Trust	11,261,892	7,785,769
Equity-Income Trust	14,257,287	29,939,319
Financial Services Trust	1,323,350	369,800
Franklin Templeton Founding Allocation Trust	37,818	128,200
Fundamental All Cap Core Trust	3,370,173	9,341,435
Fundamental Holdings Trust Series 1	18,293	74,548
Fundamental Large Cap Value Trust	12,099,460	975,068
Fundamental Value Trust	2,736,377	3,182,938
Global Bond Trust	8,573,741	15,643,759
Global Diversification Trust Series 1	335,360	695,539
Global Trust	333,392	372,842
Health Sciences Trust	11,178,078	10,268,302
High Yield Trust	14,153,374	19,661,837
International Core Trust	2,094,233	544,548
International Equity Index Trust B	15,148,176	15,169,680
International Growth Stock Trust	2,132,372	2,244,292
International Small Company Trust	3,277,819	1,307,074
International Value Trust	7,641,723	11,277,147
Investment Quality Bond Trust	1,744,886	6,752,197
Lifestyle Aggressive Trust	884,324	1,287,153
Lifestyle Balanced Trust	10,983,946	12,906,090
Lifestyle Conservative Trust	4,254,732	4,351,870
Lifestyle Growth Trust	11,666,801	8,516,906
Lifestyle Moderate Trust	1,534,696	8,829,511
Mid Cap Index Trust	10,157,637	2,657,772
Mid Cap Stock Trust	7,913,467	11,169,832
Mid Value Trust	7,166,661	9,616,910
Money Market Trust B	75,613,153	95,038,592
Natural Resources Trust	4,417,475	8,561,397
Real Estate Securities Trust	12,145,769	11,528,148
Real Return Bond Trust	5,861,344	11,691,160
Science & Technology Trust	742,273	688,009
Short Term Government Income Trust	22,922,554	15,459,100
Small Cap Growth Trust	8,037,518	14,301,236
Small Cap Index Trust	8,323,665	3,200,212
Small Cap Opportunities Trust	3,895,310	1,374,484

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Cap Value Trust	$10,909,692	$17,924,819
Small Company Value Trust	1,387,375	1,073,707
Smaller Company Growth Trust	125,252	1,145,706
Strategic Income Opportunities Trust	5,070,665	3,380,672
Total Bond Market Trust B	8,512,409	7,671,654
Total Return Trust	22,853,721	32,649,237
Total Stock Market Index Trust	2,616,510	3,396,750
Ultra Short Term Bond Trust	3,945,865	276,359
U.S. Equity Trust	267,221	487,219
Utilities Trust	1,486,224	6,433,393
Value Trust	1,566,655	2,516,085
All Asset Portfolio	8,692,810	12,737,807
Brandes International Equity	17,014,989	12,407,960
Frontier Capital Appreciation	13,244,207	9,096,319
Large Cap Growth	13,657,108	11,620,091
Large Cap Value	9,446,399	5,814,241

	$518,419,110	$611,978,775

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2014 and has determined that no events have occurred that require additional disclosure.

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	14,837	15,556	16,243	18,200	20,463
Units issued	820	811	994	699	1,583
Units redeemed	(1,478)	(1,530)	(1,681)	(2,656)	(3,846)

Units, end of period (000’s)	14,179	14,837	15,556	16,243	18,200

Unit value, end of period $	33.73 to 37.65	25.70 to 28.52	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05
Assets, end of period $ (000’s)	488,274	388,023	351,035	360,475	352,933
Investment income ratio*	1.81%	1.01%	1.78%	1.73%	2.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.21% to 32.03%	15.09% to 15.80%	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,367	1,378	1,389	1,416	1,672
Units issued	186	244	258	231	173
Units redeemed	(246)	(255)	(269)	(258)	(429)

Units, end of period (000’s)	1,307	1,367	1,378	1,389	1,416

Unit value, end of period $	29.72 to 66.44	29.85 to 66.31	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05
Assets, end of period $ (000’s)	45,280	47,322	43,918	41,425	36,794
Investment income ratio*	5.77%	4.27%	5.54%	7.68%	7.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.43%) to 0.19%	9.07% to 9.76%	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,023	1,758	1,590	1,627	1,423
Units issued	465	570	414	339	1,267
Units redeemed	(808)	(305)	(246)	(376)	(1,063)

Units, end of period (000’s)	1,680	2,023	1,758	1,590	1,627

Unit value, end of period $	14.97 to 15.81	15.08 to 15.82	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05
Assets, end of period $ (000’s)	26,478	31,925	24,192	21,532	19,560
Investment income ratio*	4.20%	4.67%	6.58%	6.79%	7.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.73%) to (0.10%)	13.94% to 14.65%	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	16	27	19	11	4
Units issued	43	31	16	17	7
Units redeemed	(23)	(42)	(8)	(9)	—

Units, end of period (000’s)	36	16	27	19	11

Unit value, end of period $	17.47 to 18.44	13.08 to 13.72	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36
Assets, end of period $ (000’s)	643	205	306	211	107
Investment income ratio*	1.16%	0.84%	1.01%	1.48%	3.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	33.60% to 34.44%	15.91% to 16.62%	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	536	846	567	628	550
Units issued	120	48	348	132	246
Units redeemed	(656)	(358)	(69)	(193)	(168)

Units, end of period (000’s)	—	536	846	567	628

Unit value, end of period $	19.36 to 20.42	14.87 to 15.60	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38
Assets, end of period $ (000’s)	—	8,261	11,792	8,237	7,722
Investment income ratio*	1.52%	0.71%	0.46%	0.44%	0.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.17% to 30.93%	10.23% to 10.92%	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%

(z) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	95	128	2	—	—
Units issued	33	13	133	2	1
Units redeemed	(39)	(46)	(7)	—	(1)

Units, end of period (000’s)	89	95	128	2	—

Unit value, end of period $	21.90 to 22.54	16.25 to 16.63	13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	1,987	1,568	1,750	32	—
Investment income ratio*	0.69%	0.64%	0.46%	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.74% to 35.58%	20.62% to 21.38%	(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	40	44	108	63	—
Units issued	7	7	12	78	93
Units redeemed	(21)	(11)	(76)	(33)	(30)

Units, end of period (000’s)	26	40	44	108	63

Unit value, end of period $	14.49	11.75	10.15	10.06	8.98
Assets, end of period $ (000’s)	376	477	447	1,093	563
Investment income ratio*	0.89%	1.55%	1.39%	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	23.30%	15.77%	0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	41	89	—
Units issued	20	6	92
Units redeemed	(3)	(54)	(3)

Units, end of period (000’s)	58	41	89

Unit value, end of period $	14.12 to 14.40	11.05 to 11.19	9.10 to 9.17
Assets, end of period $ (000’s)	840	456	812
Investment income ratio*	1.05%	0.34%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	27.84% to 28.63%	21.37% to 22.12%	(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	23	6	—
Units issued	2	19	6
Units redeemed	(25)	(2)	—

Units, end of period (000’s)	—	23	6

Unit value, end of period $	10.48 to 10.64	9.51 to 9.64	8.13 to 8.19
Assets, end of period $ (000’s)	—	213	46
Investment income ratio*	0.71%	1.39%	1.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.15% to 10.37%	16.98% to 17.71%	(19.93%) to (19.43%)

(x) Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013. (t) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,757	2,377	2,730	2,859	2,008
Units issued	368	121	552	1,047	2,023
Units redeemed	(501)	(741)	(905)	(1,176)	(1,172)

Units, end of period (000’s)	1,624	1,757	2,377	2,730	2,859

Unit value, end of period $	18.55 to 19.58	14.40 to 15.11	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40
Assets, end of period $ (000’s)	31,495	26,308	30,359	36,695	32,514
Investment income ratio*	0.58%	0.38%	0.22%	0.36%	0.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.79% to 29.61%	16.77% to 17.49%	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	624	438	492	699	332
Units issued	54	432	23	48	476
Units redeemed	(166)	(246)	(77)	(255)	(109)

Units, end of period (000’s)	512	624	438	492	699

Unit value, end of period $	17.16 to 18.11	12.98 to 13.62	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69
Assets, end of period $ (000’s)	9,100	8,339	5,027	5,787	7,428
Investment income ratio*	0.94%	2.07%	1.14%	0.94%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.19% to 33.02%	16.44% to 17.16%	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	107	74	—
Units issued	11	70	93
Units redeemed	(118)	(37)	(19)

Units, end of period (000’s)	—	107	74

Unit value, end of period $	11.65 to 11.83	11.34 to 11.49	10.09 to 10.16
Assets, end of period $ (000’s)	—	1,216	746
Investment income ratio*	0.25%	8.27%	11.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.70% to 2.90%	12.41% to 13.11%	0.83% to 1.46%

(y)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.
(t)	Fund available in prior year but no activity.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,586	2,108	2,183	1,923	1,874
Units issued	234	211	388	657	1,240
Units redeemed	(398)	(733)	(463)	(397)	(1,191)

Units, end of period (000’s)	1,422	1,586	2,108	2,183	1,923

Unit value, end of period $	17.86 to 18.85	14.83 to 15.55	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46
Assets, end of period $ (000’s)	26,708	24,582	27,823	33,638	27,722
Investment income ratio*	0.95%	1.06%	1.40%	1.70%	1.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.44% to 21.20%	16.77% to 17.50%	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	278	284	280	55	—
Units issued	120	61	137	301	68
Units redeemed	(34)	(67)	(133)	(76)	(13)

Units, end of period (000’s)	364	278	284	280	55

Unit value, end of period $	16.99 to 17.49	15.41 to 15.77	13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	6,335	4,366	3,801	4,382	729
Investment income ratio*	1.04%	0.61%	1.48%	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.20% to 10.89%	16.64% to 17.37%	(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,402	3,532	3,700	3,853	4,206
Units issued	214	366	509	376	294
Units redeemed	(507)	(496)	(677)	(529)	(647)

Units, end of period (000’s)	3,109	3,402	3,532	3,700	3,853

Unit value, end of period $	43.06 to 112.07	30.64 to 79.24	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75
Assets, end of period $ (000’s)	122,288	95,434	84,498	86,878	78,242
Investment income ratio*	0.31%	0.13%	0.01%	0.09%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	40.55% to 41.43%	17.66% to 18.39%	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%

	Sub-Account
	Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)
Units, beginning of period	135	121	—
Units issued	63	69	122
Units redeemed	(149)	(55)	(1)

Units, end of period (000’s)	49	135	121

Unit value, end of period $	10.43 to 10.58	10.64 to 10.72	10.07 to 10.08
Assets, end of period $ (000’s)	520	1,446	1,224
Investment income ratio*	1.49%	3.72%	14.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.94%) to (1.32%)	5.65% to 6.31%	0.70% to 0.82%

(l) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,256	2,991	3,483	3,821	4,419
Units issued	486	243	380	386	521
Units redeemed	(388)	(978)	(872)	(724)	(1,119)

Units, end of period (000’s)	2,354	2,256	2,991	3,483	3,821

Unit value, end of period $	31.78 to 35.56	27.49 to 30.57	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01
Assets, end of period $ (000’s)	81,665	67,388	74,076	99,778	104,544
Investment income ratio*	2.44%	1.84%	2.98%	3.27%	2.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.60% to 16.32%	19.94% to 20.68%	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,151	2,674	2,866	2,815	2,457
Units issued	454	396	542	629	881
Units redeemed	(470)	(919)	(734)	(578)	(523)

Units, end of period (000’s)	2,135	2,151	2,674	2,866	2,815

Unit value, end of period $	21.01 to 22.17	15.37 to 16.13	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41
Assets, end of period $ (000’s)	46,816	34,298	36,835	39,435	34,648
Investment income ratio*	0.25%	0.19%	0.11%	0.19%	0.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	36.65% to 37.50%	15.31% to 16.03%	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	161	86	223	163	3
Units issued	46	156	115	150	166
Units redeemed	(94)	(81)	(252)	(90)	(6)

Units, end of period (000’s)	113	161	86	223	163

Unit value, end of period $	15.60	12.76	11.12	10.79	9.47
Assets, end of period $ (000’s)	1,756	2,045	951	2,397	1,538
Investment income ratio*	0.92%	2.28%	1.37%	1.87%	11.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	22.29%	14.77%	3.09%	13.91%	30.26%

	Sub-Account
	Core Allocation Plus Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	113	45	8	—
Units issued	—	113	40	8
Units redeemed	(113)	(45)	(3)	—

Units, end of period (000’s)	—	113	45	8

Unit value, end of period $	12.75	10.63	9.36	9.58
Assets, end of period $ (000’s)	—	1,193	411	71
Investment income ratio*	0.00%	3.90%	1.64%	1.86%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	20.00%	13.53%	(2.26%)	10.57%

(ab) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(t) Fund available in prior year but no activity.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	536	363	677	792	329
Units issued	288	438	150	124	627
Units redeemed	(337)	(265)	(464)	(239)	(164)

Units, end of period (000’s)	487	536	363	677	792

Unit value, end of period $	14.53 to 15.34	14.94 to 15.67	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67
Assets, end of period $ (000’s)	7,482	8,401	5,334	9,164	10,009
Investment income ratio*	2.78%	2.90%	2.58%	2.45%	4.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.72%) to (2.12%)	5.88% to 6.54%	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	3	70	3	—
Units issued	68	—	—	67	11
Units redeemed	—	—	(67)	—	(8)

Units, end of period (000’s)	71	3	3	70	3

Unit value, end of period $	13.88	11.64	10.34	10.32	9.17
Assets, end of period $ (000’s)	975	34	28	723	25
Investment income ratio*	6.13%	3.01%	0.52%	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	19.29%	12.58%	0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	43	47	83	149	—
Units issued	2	4	43	12	149
Units redeemed	(45)	(8)	(79)	(78)	—

Units, end of period (000’s)	—	43	47	83	149

Unit value, end of period $	13.23	11.51	10.21	10.42	9.19
Assets, end of period $ (000’s)	—	494	479	863	1,367
Investment income ratio*	2.38%	2.46%	2.04%	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	14.89%	12.79%	(2.04%)	13.45%	27.27%

(ab) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013. (t) Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,183	2,179	2,383	1,302	978
Units issued	849	721	626	1,543	1,469
Units redeemed	(644)	(717)	(830)	(462)	(1,145)

Units, end of period (000’s)	2,388	2,183	2,179	2,383	1,302

Unit value, end of period $	11.48 to 11.97	11.93 to 12.36	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61
Assets, end of period $ (000’s)	28,540	26,952	22,695	34,013	15,110
Investment income ratio*	1.36%	1.11%	1.52%	1.61%	0.16%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.78%) to (3.18%)	17.77% to 18.49%	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,315	4,714	4,764	5,175	5,774
Units issued	303	505	1,031	823	693
Units redeemed	(831)	(904)	(1,081)	(1,234)	(1,292)

Units, end of period (000’s)	3,787	4,315	4,714	4,764	5,175

Unit value, end of period $	38.18 to 42.63	29.54 to 32.78	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40
Assets, end of period $ (000’s)	156,734	136,935	127,621	130,000	122,774
Investment income ratio*	1.96%	2.11%	1.86%	1.98%	2.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	29.24% to 30.05%	16.75% to 17.47%	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	165	151	199	257	189
Units issued	90	38	47	74	139
Units redeemed	(22)	(24)	(95)	(132)	(71)

Units, end of period (000’s)	233	165	151	199	257

Unit value, end of period $	14.14 to 26.20	10.87 to 20.02	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68
Assets, end of period $ (000’s)	3,852	2,126	1,688	2,382	2,667
Investment income ratio*	0.74%	0.83%	1.56%	0.31%	0.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.05% to 30.86%	17.29% to 18.03%	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	44	46	114	164	1
Units issued	2	2	4	39	164
Units redeemed	(9)	(4)	(72)	(89)	(1)

Units, end of period (000’s)	37	44	46	114	164

Unit value, end of period $	14.12	11.34	9.75	9.89	8.93
Assets, end of period $ (000’s)	541	518	462	1,139	1,469
Investment income ratio*	2.17%	3.28%	2.56%	2.42%	23.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	24.51%	16.33%	(1.45%)	10.71%	31.52%

	Sub-Account
	Frontier Capital Appreciation
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	985	1,130	1,300	1,500	1,748
Units issued	128	133	463	474	415
Units redeemed	(158)	(278)	(633)	(674)	(663)

Units, end of period (000’s)	955	985	1,130	1,300	1,500

Unit value, end of period $	70.38 to 75.67	50.88 to 54.36	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29
Assets, end of period $ (000’s)	62,637	46,021	45,051	56,174	50,797
Investment income ratio*	0.00%	0.30%	0.00%	0.22%	0.04%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	38.34% to 39.20%	16.71% to 17.43%	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,594	4,017	4,459	4,967	5,689
Units issued	175	157	226	282	408
Units redeemed	(548)	(580)	(668)	(790)	(1,130)

Units, end of period (000’s)	3,221	3,594	4,017	4,459	4,967

Unit value, end of period $	18.68 to 19.73	13.84 to 14.52	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02
Assets, end of period $ (000’s)	62,054	51,089	46,282	52,533	49,112
Investment income ratio*	0.99%	0.80%	1.07%	1.19%	1.42%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.01% to 35.87%	22.89% to 23.67%	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	5	4	2	1	—
Units issued	—	2	2	1	1
Units redeemed	(5)	(1)	—	—	—

Units, end of period (000’s)	—	5	4	2	1

Unit value, end of period $	16.20 to 16.67	14.33 to 14.66	12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	—	67	47	25	7
Investment income ratio*	1.83%	1.84%	2.34%	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.98% to 13.66%	11.96% to 12.65%	(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(ab)  Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(o)    Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

(aa)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	119	95	94	140	158
Units issued	700	105	38	9	14
Units redeemed	(61)	(81)	(37)	(55)	(32)

Units, end of period (000’s)	758	119	95	94	140

Unit value, end of period $	17.10 to 18.04	12.99 to 13.62	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46
Assets, end of period $ (000’s)	13,604	1,613	1,036	1,012	1,323
Investment income ratio*	1.25%	1.48%	0.97%	1.69%	2.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.64% to 32.46%	23.72% to 24.48%	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%

(n) Renamed on June 27, 2011. Previously known as Optimized Value Trust.

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	352	506	538	592	520
Units issued	179	41	84	70	283
Units redeemed	(213)	(195)	(116)	(124)	(211)

Units, end of period (000’s)	318	352	506	538	592

Unit value, end of period $	16.53 to 17.45	12.45 to 13.06	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57
Assets, end of period $ (000’s)	5,506	4,564	5,799	6,404	6,227
Investment income ratio*	1.25%	0.82%	0.85%	1.17%	1.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.78% to 33.62%	12.70% to 13.40%	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,432	1,286	1,443	1,515	1,606
Units issued	288	443	266	430	512
Units redeemed	(543)	(297)	(423)	(502)	(603)

Units, end of period (000’s)	1,177	1,432	1,286	1,443	1,515

Unit value, end of period $	26.94 to 30.08	28.70 to 31.84	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68
Assets, end of period $ (000’s)	33,472	43,127	36,361	37,594	35,797
Investment income ratio*	0.46%	7.03%	6.33%	3.67%	12.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.13%) to (5.54%)	6.48% to 7.15%	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	29	56	54	3	—
Units issued	12	21	188	116	146
Units redeemed	(41)	(48)	(186)	(65)	(143)

Units, end of period (000’s)	—	29	56	54	3

Unit value, end of period $	16.94 to 17.42	15.01 to 15.36	13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	—	441	744	771	39
Investment income ratio*	2.08%	0.84%	0.87%	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.81% to 13.46%	15.13% to 15.84%	(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(ab)  Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(p)    Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(aa)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	81	265	407	141	144
Units issued	21	33	58	298	71
Units redeemed	(25)	(217)	(200)	(32)	(74)

Units, end of period (000’s)	77	81	265	407	141

Unit value, end of period $	16.77 to 17.70	12.88 to 13.51	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94
Assets, end of period $ (000’s)	1,341	1,085	2,935	4,793	1,536
Investment income ratio*	1.56%	1.28%	1.59%	2.31%	1.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.21% to 31.04%	21.06% to 21.82%	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	631	508	488	484	368
Units issued	281	249	340	173	299
Units redeemed	(316)	(126)	(320)	(169)	(183)

Units, end of period (000’s)	596	631	508	488	484

Unit value, end of period $	37.71 to 40.81	25.09 to 26.98	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96
Assets, end of period $ (000’s)	23,990	16,757	10,269	8,913	7,594
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	50.30% to 51.24%	31.12% to 31.93%	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,986	1,793	1,743	1,577	1,202
Units issued	598	1,113	694	860	1,100
Units redeemed	(985)	(920)	(644)	(694)	(725)

Units, end of period (000’s)	1,599	1,986	1,793	1,743	1,577

Unit value, end of period $	19.16 to 21.14	17.74 to 19.45	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20
Assets, end of period $ (000’s)	33,099	37,873	28,709	27,626	21,989
Investment income ratio*	5.94%	7.90%	9.19%	48.58%	12.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.01% to 8.68%	18.30% to 19.07%	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	666	743	725	872	872
Units issued	117	38	92	173	292
Units redeemed	(37)	(115)	(74)	(320)	(292)

Units, end of period (000’s)	746	666	743	725	872

Unit value, end of period $	16.32 to 17.23	13.13 to 13.77	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05
Assets, end of period $ (000’s)	12,846	9,157	8,868	9,561	10,500
Investment income ratio*	3.10%	2.92%	2.51%	1.98%	2.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.35% to 25.13%	14.45% to 15.16%	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,220	4,011	5,056	5,494	6,401
Units issued	449	654	356	329	495
Units redeemed	(520)	(445)	(1,401)	(767)	(1,402)

Units, end of period (000’s)	4,149	4,220	4,011	5,056	5,494

Unit value, end of period $	26.26 to 47.59	23.07 to 41.55	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81
Assets, end of period $ (000’s)	117,370	105,131	85,857	124,927	120,140
Investment income ratio*	2.50%	1.32%	3.11%	2.55%	3.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.82% to 14.54%	17.03% to 17.76%	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%

	Sub-Account
	International Growth Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Units, beginning of period	778	—
Units issued	185	798
Units redeemed	(203)	(20)

Units, end of period (000’s)	760	778

Unit value, end of period $	12.32 to 12.41	10.40 to 10.41
Assets, end of period $ (000’s)	9,436	8,108
Investment income ratio*	1.19%	4.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.44% to 19.18%	4.02% to 4.12%

(r) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	600	875	845	672	—
Units issued	233	199	280	369	891
Units redeemed	(96)	(474)	(250)	(196)	(219)

Units, end of period (000’s)	737	600	875	845	672

Unit value, end of period $	14.84 to 15.23	11.83 to 12.06	9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	11,217	7,234	8,860	10,206	6,617
Investment income ratio*	2.00%	1.30%	1.72%	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.51% to 26.30%	18.50% to 19.23%	(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,043	3,728	4,275	782	725
Units issued	446	490	443	4,154	236
Units redeemed	(752)	(1,175)	(990)	(661)	(179)

Units, end of period (000’s)	2,737	3,043	3,728	4,275	782

Unit value, end of period $	16.71 to 17.64	13.32 to 13.98	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43
Assets, end of period $ (000’s)	47,679	42,010	43,230	56,878	9,642
Investment income ratio*	1.83%	2.65%	2.38%	2.81%	2.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.43% to 26.21%	18.61% to 19.36%	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	912	696	727	724	482
Units issued	82	585	113	546	525
Units redeemed	(449)	(369)	(144)	(543)	(283)

Units, end of period (000’s)	545	912	696	727	724

Unit value, end of period $	14.34 to 15.14	14.71 to 15.43	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33
Assets, end of period $ (000’s)	8,137	13,924	9,874	9,557	8,883
Investment income ratio*	2.82%	2.50%	4.28%	5.13%	5.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.49%) to (1.88%)	6.99% to 7.66%	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%

	Sub-Account
	Large Cap Growth
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)
Units, beginning of period	1,513	1,522	1,598	1,823	2,234
Units issued	297	263	455	339	392
Units redeemed	(334)	(272)	(531)	(564)	(803)

Units, end of period (000’s)	1,476	1,513	1,522	1,598	1,823

Unit value, end of period $	40.72 to 45.56	30.09 to 33.46	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97
Assets, end of period $ (000’s)	60,031	44,980	37,853	40,274	37,194
Investment income ratio*	0.58%	0.05%	0.00%	0.38%	0.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.30% to 36.15%	18.58% to 19.31%	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value
	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,122	1,289	1,720	2,052	1,987
Units issued	364	136	125	496	662
Units redeemed	(311)	(303)	(556)	(828)	(597)

Units, end of period (000’s)	1,175	1,122	1,289	1,720	2,052

Unit value, end of period $	20.21 to 21.75	15.16 to 16.20	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18
Assets, end of period $ (000’s)	25,520	18,150	17,767	24,713	27,001
Investment income ratio*	2.73%	0.84%	0.38%	0.77%	0.85%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	33.38% to 34.22%	16.56% to 17.29%	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%

(ag) Renamed on April 29, 2013. Previously known as Business Opportunity Value.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	328	388	571	626	586
Units issued	47	49	168	120	192
Units redeemed	(81)	(109)	(351)	(175)	(152)

Units, end of period (000’s)	294	328	388	571	626

Unit value, end of period $	17.42 to 18.39	13.83 to 14.51	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41
Assets, end of period $ (000’s)	5,352	4,697	4,770	7,522	7,090
Investment income ratio*	2.48%	1.44%	1.59%	1.99%	1.16%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.98% to 26.77%	15.95% to 16.67%	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,707	5,101	5,642	6,856	5,928
Units issued	576	345	542	630	2,424
Units redeemed	(825)	(739)	(1,083)	(1,844)	(1,496)

Units, end of period (000’s)	4,458	4,707	5,101	5,642	6,856

Unit value, end of period $	15.96 to 16.85	14.23 to 14.93	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85
Assets, end of period $ (000’s)	73,876	69,203	67,025	73,814	80,535
Investment income ratio*	2.85%	2.35%	3.26%	2.69%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.19% to 12.89%	11.21% to 11.90%	0.05% to 0.67%	11.09% to 11.78%	30.08% to 30.89%

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	416	313	368	326	287
Units issued	257	186	140	215	149
Units redeemed	(290)	(83)	(195)	(173)	(110)

Units, end of period (000’s)	383	416	313	368	326

Unit value, end of period $	14.80 to 15.62	14.32 to 15.02	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15
Assets, end of period $ (000’s)	5,941	6,237	4,315	4,879	3,959
Investment income ratio*	2.94%	3.16%	4.56%	2.64%	5.74%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.36% to 3.99%	7.88% to 8.55%	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,723	3,242	3,455	3,875	3,823
Units issued	659	226	404	412	553
Units redeemed	(549)	(745)	(617)	(832)	(501)

Units, end of period (000’s)	2,833	2,723	3,242	3,455	3,875

Unit value, end of period $	16.69 to 17.62	14.07 to 14.76	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64
Assets, end of period $ (000’s)	49,210	39,760	41,438	44,970	44,742
Investment income ratio*	2.73%	1.73%	2.75%	2.29%	3.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.64% to 19.38%	13.21% to 13.91%	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	880	285	233	162	111
Units issued	88	701	151	159	69
Units redeemed	(577)	(106)	(99)	(88)	(18)

Units, end of period (000’s)	391	880	285	233	162

Unit value, end of period $	15.59 to 16.45	14.23 to 14.92	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90
Assets, end of period $ (000’s)	6,413	12,837	3,831	3,061	1,922
Investment income ratio*	1.84%	4.35%	4.07%	3.01%	6.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.58% to 10.26%	10.04% to 10.70%	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,005	1,084	1,223	1,277	1,251
Units issued	397	333	251	752	373
Units redeemed	(120)	(412)	(390)	(806)	(347)

Units, end of period (000’s)	1,282	1,005	1,084	1,223	1,277

Unit value, end of period $	23.45 to 25.23	17.73 to 18.95	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07
Assets, end of period $ (000’s)	31,904	18,905	17,375	20,002	16,601
Investment income ratio*	1.22%	1.45%	0.72%	1.17%	1.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.26% to 33.09%	16.81% to 17.54%	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	828	886	1,031	1,249	1,426
Units issued	135	156	165	168	308
Units redeemed	(226)	(214)	(310)	(386)	(485)

Units, end of period (000’s)	737	828	886	1,031	1,249

Unit value, end of period $	60.31 to 68.19	44.35 to 49.83	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43
Assets, end of period $ (000’s)	39,802	32,502	28,292	36,028	34,766
Investment income ratio*	0.07%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.99% to 36.84%	21.58% to 22.34%	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,244	1,458	1,674	1,899	1,877
Units issued	147	134	94	181	726
Units redeemed	(333)	(348)	(310)	(406)	(704)

Units, end of period (000’s)	1,058	1,244	1,458	1,674	1,899

Unit value, end of period $	32.69 to 36.05	25.02 to 27.42	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74
Assets, end of period $ (000’s)	37,529	33,273	32,773	39,553	38,650
Investment income ratio*	1.09%	0.87%	0.74%	2.04%	0.68%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.65% to 31.47%	18.81% to 19.54%	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	7,030	8,811	9,518	9,456	19,383
Units issued	4,560	4,340	7,370	9,920	8,888
Units redeemed	(5,788)	(6,121)	(8,077)	(9,858)	(18,815)

Units, end of period (000’s)	5,802	7,030	8,811	9,518	9,456

Unit value, end of period $	15.92 to 17.37	16.03 to 17.37	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34
Assets, end of period $ (000’s)	96,868	116,294	145,814	156,122	154,284
Investment income ratio*	0.01%	0.04%	0.00%	0.05%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.63%) to 0.01%	(0.58%) to 0.03%	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,299	1,207	1,327	1,438	1,299
Units issued	252	498	487	563	724
Units redeemed	(501)	(406)	(607)	(674)	(585)

Units, end of period (000’s)	1,050	1,299	1,207	1,327	1,438

Unit value, end of period $	16.57 to 17.49	16.17 to 16.97	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36
Assets, end of period $ (000’s)	18,245	21,920	20,267	27,940	26,305
Investment income ratio*	0.57%	0.92%	0.49%	0.73%	1.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.42% to 3.07%	(0.04%) to 0.58%	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,111	1,180	1,215	1,284	1,452
Units issued	202	115	242	272	322
Units redeemed	(199)	(184)	(277)	(341)	(490)

Units, end of period (000’s)	1,114	1,111	1,180	1,215	1,284

Unit value, end of period $	60.03 to 105.43	60.44 to 105.48	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50
Assets, end of period $ (000’s)	56,578	57,104	52,298	50,397	40,631
Investment income ratio*	1.99%	1.76%	1.50%	1.96%	3.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.67%) to (0.05%)	16.60% to 17.33%	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,320	1,287	997	987	880
Units issued	363	650	779	754	757
Units redeemed	(790)	(617)	(489)	(744)	(650)

Units, end of period (000’s)	893	1,320	1,287	997	987

Unit value, end of period $	13.49 to 14.24	14.96 to 15.69	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81
Assets, end of period $ (000’s)	12,661	20,613	18,488	12,772	11,643
Investment income ratio*	2.10%	1.75%	4.18%	11.44%	9.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.81%) to (9.25%)	8.19% to 8.86%	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	237	204	320	206	93
Units issued	36	70	148	188	313
Units redeemed	(34)	(37)	(264)	(74)	(200)

Units, end of period (000’s)	239	237	204	320	206

Unit value, end of period $	22.53 to 23.78	15.79 to 16.57	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02
Assets, end of period $ (000’s)	5,629	3,892	3,033	5,132	2,669
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	42.67% to 43.55%	9.85% to 10.54%	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	4,321	3,569	2,826	—
Units issued	2,072	2,583	2,222	3,247
Units redeemed	(1,463)	(1,831)	(1,479)	(421)

Units, end of period (000’s)	4,930	4,321	3,569	2,826

Unit value, end of period $	10.28 to 10.52	10.43 to 10.60	10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)	51,786	45,734	37,341	28,770
Investment income ratio*	2.36%	1.85%	2.48%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.37%) to (0.74%)	0.53% to 1.18%	2.19% to 2.83%	1.49% to 1.91%

(a) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,998	2,386	2,530	2,809	3,103
Units issued	236	198	474	323	325
Units redeemed	(585)	(586)	(618)	(602)	(619)

Units, end of period (000’s)	1,649	1,998	2,386	2,530	2,809

Unit value, end of period $	27.28 to 30.46	19.03 to 21.12	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92
Assets, end of period $ (000’s)	47,981	40,282	41,418	47,104	42,830
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	43.32% to 44.21%	15.80% to 16.53%	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,249	1,262	1,340	1,376	1,550
Units issued	460	200	138	253	222
Units redeemed	(192)	(213)	(216)	(289)	(396)

Units, end of period (000’s)	1,517	1,249	1,262	1,340	1,376

Unit value, end of period $	16.20 to 24.79	11.75 to 17.87	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74
Assets, end of period $ (000’s)	27,526	16,908	14,878	16,575	13,420
Investment income ratio*	1.57%	2.05%	1.18%	0.56%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	37.89% to 38.75%	15.34% to 16.06%	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	571	685	969	688	121
Units issued	220	247	179	1,164	724
Units redeemed	(83)	(361)	(463)	(883)	(157)

Units, end of period (000’s)	708	571	685	969	688

Unit value, end of period $	17.97 to 18.97	12.89 to 13.52	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21
Assets, end of period $ (000’s)	13,357	7,689	7,897	11,507	6,321
Investment income ratio*	0.72%	0.00%	0.09%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	39.40% to 40.28%	16.15% to 16.88%	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,128	2,538	2,747	3,034	3,523
Units issued	147	164	375	482	713
Units redeemed	(461)	(574)	(584)	(769)	(1,202)

Units, end of period (000’s)	1,814	2,128	2,538	2,747	3,034

Unit value, end of period $	37.23 to 64.51	28.10 to 48.39	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75
Assets, end of period $ (000’s)	79,582	69,505	71,796	76,958	66,941
Investment income ratio*	0.57%	0.87%	0.84%	0.42%	0.68%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.50% to 33.33%	15.06% to 15.78%	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	353	361	369	468	309
Units issued	63	96	80	124	292
Units redeemed	(54)	(104)	(88)	(223)	(133)

Units, end of period (000’s)	362	353	361	369	468

Unit value, end of period $	21.58 to 22.78	16.49 to 17.30	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36
Assets, end of period $ (000’s)	8,169	6,064	5,324	5,509	5,771
Investment income ratio*	1.75%	0.25%	0.61%	1.37%	0.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.86% to 31.68%	15.68% to 16.41%	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	56	55	148	36	—
Units issued	4	24	16	143	62
Units redeemed	(60)	(23)	(109)	(31)	(26)

Units, end of period (000’s)	—	56	55	148	36

Unit value, end of period $	18.74 to 19.23	13.95 to 14.23	12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	—	813	687	1,954	386
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.34% to 35.12%	15.55% to 16.27%	(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(af)   Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

(ai)   Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09
Units, beginning of period	448	459	516	114	64
Units issued	251	120	150	546	79
Units redeemed	(190)	(131)	(207)	(144)	(29)

Units, end of period (000’s)	509	448	459	516	114

Unit value, end of period $	17.24 to 18.22	16.72 to 17.55	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13
Assets, end of period $ (000’s)	9,198	7,792	7,078	7,801	1,489
Investment income ratio*	5.90%	6.85%	10.92%	21.94%	9.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.15% to 3.81%	12.24% to 12.94%	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,932	2,075	2,242	2,331	2,495
Units issued	322	199	296	333	504
Units redeemed	(340)	(342)	(463)	(422)	(668)

Units, end of period (000’s)	1,914	1,932	2,075	2,242	2,331

Unit value, end of period $	20.20 to 22.27	20.84 to 22.83	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14
Assets, end of period $ (000’s)	41,622	43,296	44,710	44,996	43,935
Investment income ratio*	3.36%	1.63%	4.25%	4.33%	4.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.05%) to (2.44%)	3.44% to 4.08%	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,886	6,999	7,539	6,957	6,028
Units issued	979	1,787	1,901	3,692	3,716
Units redeemed	(1,887)	(1,900)	(2,441)	(3,110)	(2,787)

Units, end of period (000’s)	5,978	6,886	6,999	7,539	6,957

Unit value, end of period $	16.11 to 17.22	16.53 to 17.57	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46
Assets, end of period $ (000’s)	102,609	120,646	112,955	117,041	100,285
Investment income ratio*	3.05%	2.12%	4.43%	2.46%	4.34%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.60%) to (1.98%)	7.89% to 8.57%	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,063	1,110	1,225	1,380	1,522
Units issued	74	147	123	91	312
Units redeemed	(146)	(194)	(238)	(246)	(454)

Units, end of period (000’s)	991	1,063	1,110	1,225	1,380

Unit value, end of period $	20.10 to 71.52	15.16 to 53.59	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42
Assets, end of period $ (000’s)	26,354	21,009	19,386	21,544	20,572
Investment income ratio*	1.48%	1.59%	1.24%	1.39%	1.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.63% to 33.45%	14.84% to 15.56%	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%

	Sub-Account
	Ultra Short Term Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	44	75	—
Units issued	388	43	86
Units redeemed	(28)	(74)	(11)

Units, end of period (000’s)	404	44	75

Unit value, end of period $	9.86 to 10.07	9.93 to 10.07	9.93 to 10.00
Assets, end of period $ (000’s)	4,056	431	746
Investment income ratio*	2.66%	1.10%	3.44%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.69%) to (0.02%)	(0.02%) to 0.66%	(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Equity Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)
Units, beginning of period	119	—
Units issued	21	293
Units redeemed	(41)	(174)

Units, end of period (000’s)	99	119

Unit value, end of period $	13.06 to 13.20	10.24 to 10.28
Assets, end of period $ (000’s)	1,313	1,227
Investment income ratio*	1.59%	1.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	27.55% to 28.36%	2.38% to 2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	618	1,015	959	918	817
Units issued	52	151	289	756	287
Units redeemed	(261)	(548)	(233)	(715)	(186)

Units, end of period (000’s)	409	618	1,015	959	918

Unit value, end of period $	25.11 to 26.50	20.94 to 21.97	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88
Assets, end of period $ (000’s)	10,744	13,507	19,531	17,302	14,518
Investment income ratio*	1.61%	3.24%	3.83%	2.95%	4.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.90% to 20.65%	12.93% to 13.63%	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	572	512	658	940	597
Units issued	66	255	86	188	861
Units redeemed	(114)	(195)	(232)	(470)	(518)

Units, end of period (000’s)	524	572	512	658	940

Unit value, end of period $	23.42 to 24.72	17.40 to 18.25	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57
Assets, end of period $ (000’s)	12,913	10,423	7,930	10,090	11,787
Investment income ratio*	0.82%	0.91%	0.98%	1.07%	1.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.60% to 35.44%	16.77% to 17.50%	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

83

Prospectus dated April 30, 2014

for interests in

John Hancock Variable Life Account S

Interests are made available under

MAJESTIC PERFORMANCE SURVIVORSHIP
VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides fixed account options with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 14 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

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Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distribtuions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you

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would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options. We reserve the right to increase the premium sales charge beyond the level indicated in the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Premium sales charge	Upon payment of premium	8% of any premium paid	7% of any premium paid in policy years 1-10 3% of any premium paid in policy year 11 and thereafter
Maximum contingent deferred sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $50	Lesser of 2% of withdrawal amount or $50
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25 (2)	$0 (2)

(1)	The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Enhanced Cash Value Rider charge, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.33 per $1,000 of AAR	$83.33 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Maximum issue charge(2)	Monthly	2% of Target Premium	2% of Target Premium
Maintenance charge	Monthly	$20	$12
Asset-based risk charge(3)	Monthly	.07% of the first $25,000 of separate account assets in all policy years; ..07% of separate account assets in excess of $25,000 in policy years 1-5, and .03% in policy years 6 and thereafter	.05% of the first $25,000 of separate account assets in all policy years;
..05% of separate account assets in excess of $25,000 in policy years 1-5, and
.02% in policy years 6-10, and
0% in policy years 11 and thereafter
Per thousand TSI charge(4)	Monthly	$0.035 per $1,000 of Total Sum Insured	$0.035 per $1,000 of Total Sum Insured
Maximum policy loan interest rate(5)	Accrues daily, payable annually	3.75%	3.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge applies in the first four policy years, and varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4)	This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.
(5)	3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit

(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and

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managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.

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Portfolio	Portfolio Manager	Investment Objective
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
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Portfolio	Portfolio Manager	Investment Objective
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

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The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

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New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed account, and the enhanced yield fixed account. The effective annual rate we declare for the two fixed investment options will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
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  if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

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Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

  5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
  Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.

The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see “The death benefit” below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any “due date” calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and reinstatement” above.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

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  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The “age 100 adjustment date” is defined under “When the younger insured person reaches 100”). Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

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As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the greater of the following:
  the account value on the date of death, and
  the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

  the remaining Basic Sum Insured will be at least $250,000, and the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

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Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Total Sum Insured decreases
  Additional Sum Insured increases

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our

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business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve).. Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from

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one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment options are currently subject to the following restrictions:

  You can only make one transfer out of either fixed investment option in each policy year.
  Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 25% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.
  The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

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Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).
  We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

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Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”) .

Description of charges at the policy level

Deductions from premium payments

  Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy years 1-10 and 3% thereafter. The percentage is guaranteed never to exceed 8% for any policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years up to the Target Premium.

Deductions from account value

  Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs, equal to 2% of the “Target Premium” (regardless of the amount of premium actually paid.) The Target Premium is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
  Per Thousand TSI charge - A monthly charge to help defray our sales and administrative costs, currently equal to $0.035 per thousand of Total Sum Insured for the first 10 policy years. The guaranteed charge is $0.035 per thousand of Total Sum Insured in all policy years.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge currently equal to $12 per month (guaranteed amount of $20 per month) in all policy years.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum
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  Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The death benefit”).
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed ..067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 11 and thereafter. We guarantee that these percentages will not exceed .067% in policy years 1-5, and .033% in policy years 6 and thereafter. This charge does not apply to any fixed investment option.
  Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under “Optional benefit riders you can add.”
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:
Policy Year(s)	Percentage of Premiums Received
1	100%
2	93%
3	86%
4	79%
5	71%
6	64%
7	57%
8	50%
9	43%
10	36%
11	29%
12	21%
13	14%
14	7%
15 and later	0%

The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see “Partial withdrawals”).

  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

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Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

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Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:
  you surrender the policy before the CDSC is equal to zero; and
  the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code.

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on lives of the insured persons.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

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Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

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Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

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Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

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Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

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Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no commissions paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH

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Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of

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outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
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  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory

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in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Variable Life Account S at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164154

Statement of Additional Information
dated April 30, 2014

for interests in

John Hancock Variable Life Account S
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account” “Registrant”).

Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Variable Life Account S at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

2

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2013, 2012, and 2011 was $119,574,297, $156,801,522 and $158,741,294, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-164150	333-164156
333-164151	333-164154
333-164152	333-164155
333-164153
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

F-85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

F-86

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2013 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account S

“Active” sub-accounts

500 Index Trust B	Lifestyle Aggressive Trust
Active Bond Trust	Lifestyle Balanced Trust
All Cap Core Trust	Lifestyle Conservative Trust
Alpha Opportunities Trust	Lifestyle Growth Trust
American Asset Allocation Trust Series 1	Lifestyle Moderate Trust
American Global Growth Trust Series 1	Mid Cap Index Trust
American Growth Trust Series 1	Mid Cap Stock Trust
American Growth-Income Trust Series 1	Mid Value Trust
American International Trust Series 1	Money Market Trust B
American New World Trust Series 1	Natural Resources Trust
Blue Chip Growth Trust	Real Estate Securities Trust
Bond Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Capital Appreciation Value Trust	Short Term Government Income Trust
Core Bond Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Emerging Markets Value Trust	Small Cap Opportunities Trust
Equity-Income Trust	Small Cap Value Trust
Financial Services Trust	Small Company Value Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental All Cap Core Trust	Total Bond Market Trust B
Fundamental Large Cap Value Trust	Total Return Trust
Fundamental Value Trust	Total Stock Market Index Trust
Global Bond Trust	Ultra Short Term Bond Trust
Global Trust	U.S. Equity Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust B	Brandes International Equity
International Growth Stock Trust	Frontier Capital Appreciation
International Small Company Trust	Large Cap Growth
International Value Trust	Large Cap Value
Investment Quality Bond Trust

4

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Value Trust	Disciplined Diversification Trust
American Global Small Capitalization Trust Series 1	Fundamental Holdings Trust Series 1
American High-Income Bond Trust Series 1	Global Diversification Trust Series 1
Core Allocation Plus Trust	Smaller Company Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2013, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2014

5

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
500 Index Trust B - 20,929,038 shares (cost $321,702,723)	$488,274,461
Active Bond Trust - 4,716,640 shares (cost $46,107,365)	45,279,745
All Cap Core Trust - 25,547 shares (cost $564,080)	642,774
All Cap Value Trust	—
Alpha Opportunities Trust - 122,526 shares (cost $1,666,715)	1,987,378
American Asset Allocation Trust Series 1 - 24,719 shares (cost $280,443)	376,228
American Global Growth Trust Series 1 - 53,552 shares (cost $626,187)	839,693
American Global Small Capitalization Trust Series 1	—
American Growth Trust Series 1 - 1,403,499 shares (cost $22,605,476)	31,494,525
American Growth-Income Trust Series 1 - 414,400 shares (cost $6,614,955)	9,100,226
American High-Income Bond Trust Series 1	—
American International Trust Series 1 - 1,388,877 shares (cost $21,500,038)	26,708,103
American New World Trust Series 1 - 425,478 shares (cost $5,637,174)	6,335,363
Blue Chip Growth Trust - 3,575,673 shares (cost $68,144,762)	122,288,032
Bond Trust - 39,102 shares (cost $543,147)	519,672
Capital Appreciation Trust - 2,964,923 shares (cost $30,348,101)	46,816,127
Capital Appreciation Value Trust - 135,051 shares (cost $1,650,316)	1,755,661
Core Allocation Plus Trust	—
Core Bond Trust - 584,501 shares (cost $7,900,677)	7,481,617
Core Strategy Trust - 67,280 shares (cost $959,467)	974,894
Disciplined Diversification Trust	—
Emerging Markets Value Trust - 2,882,870 shares (cost $31,482,964)	28,540,418
Equity-Income Trust - 7,931,867 shares (cost $113,036,285)	156,733,701
Financial Services Trust - 243,336 shares (cost $2,990,849)	3,852,014
Franklin Templeton Founding Allocation Trust - 41,514 shares (cost $406,457)	541,345
Fundamental All Cap Core Trust - 3,000,675 shares (cost $40,289,192)	62,053,963
Fundamental Holdings Trust Series 1	—
Fundamental Large Cap Value Trust - 853,423 shares (cost $12,769,229)	13,603,555
Fundamental Value Trust - 273,106 shares (cost $3,941,145)	5,505,827
Global Bond Trust - 2,714,706 shares (cost $35,208,417)	33,472,322
Global Diversification Trust Series 1	—
Global Trust - 65,489 shares (cost $1,012,984)	1,340,553
Health Sciences Trust - 817,093 shares (cost $17,304,415)	23,989,850
High Yield Trust - 5,480,040 shares (cost $33,222,917)	33,099,444
International Core Trust - 1,100,780 shares (cost $12,556,318)	12,846,105
International Equity Index Trust B - 6,851,724 shares (cost $107,063,756)	117,370,034
International Growth Stock Trust - 559,642 shares (cost $7,920,440)	9,435,570
International Small Company Trust - 890,242 shares (cost $8,988,904)	11,217,047
International Value Trust - 3,247,905 shares (cost $37,597,188)	47,679,244
Investment Quality Bond Trust - 715,641 shares (cost $8,641,225)	8,136,840
Lifestyle Aggressive Trust - 490,538 shares (cost $4,172,566)	5,351,767
Lifestyle Balanced Trust - 5,384,580 shares (cost $58,880,051)	73,876,439
Lifestyle Conservative Trust - 471,098 shares (cost $6,123,233)	5,940,546
Lifestyle Growth Trust - 3,455,729 shares (cost $40,120,405)	49,209,583
Lifestyle Moderate Trust - 468,468 shares (cost $5,947,166)	6,413,329

6

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
Mid Cap Index Trust - 1,462,143 shares (cost $26,055,236)	31,903,970
Mid Cap Stock Trust - 1,878,329 shares (cost $27,995,410)	39,801,781
Mid Value Trust - 2,692,211 shares (cost $27,645,714)	37,529,421
Money Market Trust B - 96,868,324 shares (cost $96,868,324)	96,868,324
Natural Resources Trust - 1,795,736 shares (cost $18,856,402)	18,244,682
Real Estate Securities Trust - 4,111,783 shares (cost $51,352,735)	56,578,136
Real Return Bond Trust - 1,087,736 shares (cost $13,872,004)	12,661,251
Science & Technology Trust - 226,522 shares (cost $3,973,834)	5,629,078
Short Term Government Income Trust - 4,142,883 shares (cost $53,387,246)	51,786,034
Small Cap Growth Trust - 3,722,308 shares (cost $36,099,188)	47,980,546
Small Cap Index Trust - 1,737,766 shares (cost $22,596,982)	27,526,210
Small Cap Opportunities Trust - 435,094 shares (cost $9,383,377)	13,357,376
Small Cap Value Trust - 3,056,130 shares (cost $55,927,902)	79,581,631
Small Company Value Trust - 323,918 shares (cost $5,613,706)	8,169,202
Smaller Company Growth Trust	—
Strategic Income Opportunities Trust - 700,008 shares (cost $9,580,196)	9,198,106
Total Bond Market Trust B - 4,125,060 shares (cost $42,578,796)	41,621,852
Total Return Trust - 7,572,651 shares (cost $107,610,444)	102,609,422
Total Stock Market Index Trust - 1,542,949 shares (cost $17,474,373)	26,353,576
Ultra Short Term Bond Trust - 338,555 shares (cost $4,102,641)	4,055,884
U.S. Equity Trust - 74,119 shares (cost $1,065,619)	1,313,393
Utilities Trust - 696,752 shares (cost $8,621,011)	10,743,923
Value Trust - 498,170 shares (cost $8,575,280)	12,912,557

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,398,340 shares (cost $26,666,005)	$26,477,672
Brandes International Equity - 6,210,284 shares (cost $69,907,211)	81,665,229
Frontier Capital Appreciation - 2,108,295 shares (cost $51,713,136)	62,637,441
Large Cap Growth - 2,426,460 shares (cost $41,334,736)	60,030,632
Large Cap Value - 1,853,339 shares (cost $19,760,782)	25,520,483

Total assets	$2,493,841,807

Contract Owners’ Equity
Variable universal life insurance contracts	$2,493,841,807

See accompanying notes.

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$8,066,116	$3,799,036	$2,683,415	$1,929,228

Total investment income	8,066,116	3,799,036	2,683,415	1,929,228
Expenses:
Mortality and expense risk	281,439	212,229	69,988	71,292

Net investment income (loss)	7,784,677	3,586,807	2,613,427	1,857,936

Realized gains (losses) on investments:
Capital gain distributions	914,539	—	—	306,153
Net realized gains (losses)	11,546,257	4,300,247	517,865	445,522

Realized gains (losses)	12,460,796	4,300,247	517,865	751,675
Unrealized appreciation (depreciation) during the period	101,956,990	46,207,135	(3,114,674)	1,494,898

Net increase (decrease) in assets from operations	122,202,463	54,094,189	16,618	4,104,509

Changes from principal transactions:
Transfer of net premiums	5,872,847	6,433,212	1,512,545	1,363,891
Transfer on terminations	(19,807,455)	(23,308,517)	(2,234,260)	(3,510,023)
Transfer on policy loans	(1,473,141)	(7,242)	(281,184)	(222,223)
Net interfund transfers	(6,542,952)	(224,179)	(1,055,931)	1,668,016

Net increase (decrease) in assets from principal transactions	(21,950,701)	(17,106,726)	(2,058,830)	(700,339)

Total increase (decrease) in assets	100,251,762	36,987,463	(2,042,212)	3,404,170

Assets, beginning of period	388,022,699	351,035,236	47,321,957	43,917,787

Assets, end of period	$488,274,461	$388,022,699	$45,279,745	$47,321,957

(z)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Value Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12

$1,339,203	$1,289,726	$3,212	$2,254	$128,364	$78,178

1,339,203	1,289,726	3,212	2,254	128,364	78,178

9,056	9,418	984	768	6,495	14,657

1,330,147	1,280,308	2,228	1,486	121,869	63,521

—	—	—	—	4,965,332	449,853
1,130,782	487,998	25,250	26,489	(2,314,366)	1,326,982

1,130,782	487,998	25,250	26,489	2,650,966	1,776,835
(2,533,431)	1,896,968	50,754	15,667	(413,144)	(617,832)

(72,502)	3,665,274	78,232	43,642	2,359,691	1,222,524

568,812	635,609	76,917	32,255	219,417	214,915
(1,099,760)	(881,975)	(29,173)	(54,290)	(425,393)	(398,669)
17,196	11,709	(5,277)	(145)	(9,193)	(25,820)
(4,861,392)	4,302,887	316,859	(122,609)	(10,405,254)	(4,544,330)

(5,375,144)	4,068,230	359,326	(144,789)	(10,620,423)	(4,753,904)

(5,447,646)	7,733,504	437,558	(101,147)	(8,260,732)	(3,531,380)

31,925,318	24,191,814	205,216	306,363	8,260,732	11,792,112

$26,477,672	$31,925,318	$642,774	$205,216	—	$8,260,732

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$12,423	$8,954	$3,692	$7,285

Total investment income	12,423	8,954	3,692	7,285
Expenses:
Mortality and expense risk	315	180	—	—

Net investment income (loss)	12,108	8,774	3,692	7,285

Realized gains (losses) on investments:
Capital gain distributions	153,484	103,100	—	—
Net realized gains (losses)	177,599	33,947	85,564	30,062

Realized gains (losses)	331,083	137,047	85,564	30,062
Unrealized appreciation (depreciation) during the period	197,253	139,574	457	31,239

Net increase (decrease) in assets from operations	540,444	285,395	89,713	68,586

Changes from principal transactions:
Transfer of net premiums	14,542	15,304	26,381	28,036
Transfer on terminations	(72,808)	(13,737)	(130,587)	(15,052)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(63,235)	(468,598)	(85,853)	(52,122)

Net increase (decrease) in assets from principal transactions	(121,501)	(467,031)	(190,059)	(39,138)

Total increase (decrease) in assets	418,943	(181,636)	(100,346)	29,448

Assets, beginning of period	1,568,435	1,750,071	476,574	447,126

Assets, end of period	$1,987,378	$1,568,435	$376,228	$476,574

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(x)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.

See accompanying notes.

10

Sub-Account
American Blue Chip Income and Growth Trust Series 1	American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12

—	$6,806	$2,090	$387	$1,802

—	6,806	2,090	387	1,802

1,854	69	35	13	96

(1,854)	6,737	2,055	374	1,706

522,284	—	—	—	—
(171,065)	5,026	3,418	22,438	1,247

351,219	5,026	3,418	22,438	1,247
(21,435)	156,014	92,526	(5,199)	11,817

327,930	167,777	97,999	17,613	14,770

74,585	9,862	9,350	3,203	2,437
(424,516)	(7,314)	(17,527)	(1,477)	(3,982)
7,336	—	2,608	—	—
(2,037,979)	212,975	(448,465)	(232,837)	154,614

(2,380,574)	215,523	(454,034)	(231,111)	153,069

(2,052,644)	383,300	(356,035)	(213,498)	167,839

2,052,644	456,393	812,428	213,498	45,659

—	$839,693	$456,393	—	$213,498

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$156,431	$106,767	$81,681	$103,868

Total investment income	156,431	106,767	81,681	103,868
Expenses:
Mortality and expense risk	32,419	30,734	15,134	10,485

Net investment income (loss)	124,012	76,033	66,547	93,383

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,314,267	2,374,067	526,110	668,932

Realized gains (losses)	2,314,267	2,374,067	526,110	668,932
Unrealized appreciation (depreciation) during the period	4,565,335	2,345,468	1,866,097	27,126

Net increase (decrease) in assets from operations	7,003,614	4,795,568	2,458,754	789,441

Changes from principal transactions:
Transfer of net premiums	548,714	742,311	205,300	146,246
Transfer on terminations	(1,445,896)	(1,655,521)	(556,136)	(717,628)
Transfer on policy loans	(101,427)	9,373	(45,868)	5,911
Net interfund transfers	(818,436)	(7,942,756)	(1,301,080)	3,088,047

Net increase (decrease) in assets from principal transactions	(1,817,045)	(8,846,593)	(1,697,784)	2,522,576

Total increase (decrease) in assets	5,186,569	(4,051,025)	760,970	3,312,017

Assets, beginning of period	26,307,956	30,358,981	8,339,256	5,027,239

Assets, end of period	$31,494,525	$26,307,956	$9,100,226	$8,339,256

(y)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

12

Sub-Account
American High-Income Bond Trust Series 1		American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$977	$80,271	$238,361	$255,719	$56,752	$24,339

977	80,271	238,361	255,719	56,752	24,339

1,241	3,674	10,907	12,036	2,942	2,366

(264)	76,597	227,454	243,683	53,810	21,973

30,457	—	—	—	—	—
(28,362)	822	1,447,981	435,165	21,441	(6,337)

2,095	822	1,447,981	435,165	21,441	(6,337)
32,784	35,461	3,279,350	3,287,714	495,581	619,865

34,615	112,880	4,954,785	3,966,562	570,832	635,501

2,973	3,791	511,210	544,920	36,462	85,820
(16,054)	(102,191)	(1,058,676)	(1,341,618)	(97,903)	(123,641)
—	—	(177,366)	20,387	10,603	8,286
(1,237,828)	455,854	(2,103,375)	(6,431,313)	1,449,551	(41,460)

(1,250,909)	357,454	(2,828,207)	(7,207,624)	1,398,713	(70,995)

(1,216,294)	470,334	2,126,578	(3,241,062)	1,969,545	564,506

1,216,294	745,960	24,581,525	27,822,587	4,365,818	3,801,312

—	$1,216,294	$26,708,103	$24,581,525	$6,335,363	$4,365,818

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust	Blue Chip Growth Trust
	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,318	$330,409	$128,034

Total investment income	1,318	330,409	128,034
Expenses:
Mortality and expense risk	—	141,443	145,983

Net investment income (loss)	1,318	188,966	(17,949)

Realized gains (losses) on investments:
Capital gain distributions	30,129	—	—
Net realized gains (losses)	(22,333)	6,206,069	3,577,348

Realized gains (losses)	7,796	6,206,069	3,577,348
Unrealized appreciation (depreciation) during the period	(1,543)	30,942,214	11,654,620

Net increase (decrease) in assets from operations	7,571	37,337,249	15,214,019

Changes from principal transactions:
Transfer of net premiums	3	1,944,071	2,299,532
Transfer on terminations	(1,180)	(7,074,040)	(7,216,601)
Transfer on policy loans	—	(419,289)	(70,233)
Net interfund transfers	(95,120)	(4,933,707)	708,910

Net increase (decrease) in assets from principal transactions	(96,297)	(10,482,965)	(4,278,392)

Total increase (decrease) in assets	(88,726)	26,854,284	10,935,627

Assets, beginning of period	88,726	95,433,748	84,498,121

Assets, end of period	—	$122,288,032	$95,433,748

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

14

Sub-Account
Bond Trust		Brandes International Equity		Capital Appreciation Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$15,607	$37,245	$1,828,661	$1,329,972	$101,982	$71,821

15,607	37,245	1,828,661	1,329,972	101,982	71,821

790	862	2,703	2,366	50,292	49,510

14,817	36,383	1,825,958	1,327,606	51,690	22,311

3,941	5,680	—	—	—	—
(24,870)	825	(1,956,329)	(13,508,389)	2,837,202	3,345,697

(20,929)	6,505	(1,956,329)	(13,508,389)	2,837,202	3,345,697
(14,931)	12,977	11,626,770	25,813,982	9,998,600	2,291,271

(21,043)	55,865	11,496,399	13,633,199	12,887,492	5,659,279

19,821	31,413	2,043,767	2,236,966	738,384	950,357
(718,377)	(126,839)	(8,286,164)	(4,736,069)	(3,597,072)	(2,520,697)
—	(116)	2,894,839	28,940	(180,512)	(18,933)
(206,914)	261,395	6,128,628	(17,850,819)	2,669,578	(6,606,466)

(905,470)	165,853	2,781,070	(20,320,982)	(369,622)	(8,195,739)

(926,513)	221,718	14,277,469	(6,687,783)	12,517,870	(2,536,460)

1,446,185	1,224,467	67,387,760	74,075,543	34,298,257	36,834,717

$519,672	$1,446,185	$81,665,229	$67,387,760	$46,816,127	$34,298,257

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust		Core Allocation Plus Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$20,303	$26,221	$1	$13,385

Total investment income	20,303	26,221	1	13,385
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	20,303	26,221	1	13,385

Realized gains (losses) on investments:
Capital gain distributions	133,341	92,046	9	3,996
Net realized gains (losses)	144,236	38,481	163,926	(26,076)

Realized gains (losses)	277,577	130,527	163,935	(22,080)
Unrealized appreciation (depreciation) during the period	133,526	(29,684)	10,978	39,173

Net increase (decrease) in assets from operations	431,406	127,064	174,914	30,478

Changes from principal transactions:
Transfer of net premiums	42,606	27,747	—	5,232
Transfer on terminations	(51,922)	(75,091)	(3,803)	(4,096)
Transfer on policy loans	—	(2,998)	—	—
Net interfund transfers	(711,071)	1,017,349	(1,363,767)	750,359

Net increase (decrease) in assets from principal transactions	(720,387)	967,007	(1,367,570)	751,495

Total increase (decrease) in assets	(288,981)	1,094,071	(1,192,656)	781,973

Assets, beginning of period	2,044,642	950,571	1,192,656	410,683

Assets, end of period	$1,755,661	$2,044,642	—	$1,192,656

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

16

Sub-Account
Core Bond Trust		Core Strategy Trust		Disciplined Diversification Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12

$167,872	$223,812	$6,092	$933	$8,941	$11,748

167,872	223,812	6,092	933	8,941	11,748

1,442	2,680	—	—	—	—

166,430	221,132	6,092	933	8,941	11,748

298,640	188,839	4,057	—	102,886	6,392
(61,088)	116,887	83	15	(47,339)	(1,535)

237,552	305,726	4,140	15	55,547	4,857
(456,977)	(44,891)	13,406	2,665	(15,497)	42,956

(52,995)	481,967	23,638	3,613	48,991	59,561

126,623	126,713	1,251	1,157	9,300	13,877
(530,049)	(964,691)	(3,205)	(402)	(320,356)	(29,620)
83,761	18,035	33	—	—	—
(546,674)	3,404,554	918,836	1,848	(232,295)	(28,799)

(866,339)	2,584,611	916,915	2,603	(543,351)	(44,542)

(919,334)	3,066,578	940,553	6,216	(494,360)	15,019

8,400,951	5,334,373	34,341	28,125	494,360	479,341

$7,481,617	$8,400,951	$974,894	$34,341	—	$494,360

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Equity-Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$359,696	$282,257	$2,873,791	$2,840,900

Total investment income	359,696	282,257	2,873,791	2,840,900
Expenses:
Mortality and expense risk	6,232	8,335	162,616	173,199

Net investment income (loss)	353,464	273,922	2,711,175	2,667,701

Realized gains (losses) on investments:
Capital gain distributions	912,172	1,711,823	—	—
Net realized gains (losses)	(2,489,664)	(2,307,635)	7,917,431	(1,001,479)

Realized gains (losses)	(1,577,492)	(595,812)	7,917,431	(1,001,479)
Unrealized appreciation (depreciation) during the period	601,576	4,537,872	27,563,487	19,938,296

Net increase (decrease) in assets from operations	(622,452)	4,215,982	38,192,093	21,604,518

Changes from principal transactions:
Transfer of net premiums	363,312	460,487	2,887,336	2,870,645
Transfer on terminations	(996,257)	(1,035,184)	(12,803,875)	(10,983,319)
Transfer on policy loans	64,755	22,192	(427,794)	(219,237)
Net interfund transfers	2,778,679	593,535	(8,048,874)	(3,958,292)

Net increase (decrease) in assets from principal transactions	2,210,489	41,030	(18,393,207)	(12,290,203)

Total increase (decrease) in assets	1,588,037	4,257,012	19,798,886	9,314,315

Assets, beginning of period	26,952,381	22,695,369	136,934,815	127,620,500

Assets, end of period	$28,540,418	$26,952,381	$156,733,701	$136,934,815

See accompanying notes.

18

Sub-Account
Financial Services Trust		Franklin Templeton Founding Allocation Trust		Frontier Capital Appreciation
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$24,832	$17,065	$12,410	$15,501	—	$142,998

24,832	17,065	12,410	15,501	—	142,998

1,743	1,563	—	—	1,932	1,722

23,089	15,502	12,410	15,501	(1,932)	141,276

38,457	—	—	—	5,319,885	2,909,145
87,001	25,949	56,854	(623)	1,978,357	1,235,263

125,458	25,949	56,854	(623)	7,298,242	4,144,408
685,042	257,534	56,905	56,310	10,490,027	3,262,032

833,589	298,985	126,169	71,188	17,786,337	7,547,716

55,991	69,177	813	2,478	1,667,205	1,712,866
(52,117)	(187,233)	(124,940)	(39,479)	(2,775,571)	(2,291,812)
(9,047)	(2,677)	—	—	(554,060)	(20,361)
897,178	260,190	21,335	22,159	492,362	(5,978,289)

892,005	139,457	(102,792)	(14,842)	(1,170,064)	(6,577,596)

1,725,594	438,442	23,377	56,346	16,616,273	970,120

2,126,420	1,687,978	517,968	461,622	46,021,168	45,051,048

$3,852,014	$2,126,420	$541,345	$517,968	$62,637,441	$46,021,168

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental All Cap Core Trust		Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$562,591	$393,192	$847	$1,131

Total investment income	562,591	393,192	847	1,131
Expenses:
Mortality and expense risk	151,930	131,975	235	334

Net investment income (loss)	410,661	261,217	612	797

Realized gains (losses) on investments:
Capital gain distributions	—	—	16,283	—
Net realized gains (losses)	1,918,587	(136,393)	(4,732)	1,073

Realized gains (losses)	1,918,587	(136,393)	11,551	1,073
Unrealized appreciation (depreciation) during the period	15,017,484	10,051,032	(5,708)	4,070

Net increase (decrease) in assets from operations	17,346,732	10,175,856	6,455	5,940

Changes from principal transactions:
Transfer of net premiums	1,449,355	1,579,775	1,165	5,660
Transfer on terminations	(4,400,083)	(4,625,651)	(1,439)	(1,907)
Transfer on policy loans	(228,013)	(126,608)	—	—
Net interfund transfers	(3,203,182)	(2,196,517)	(72,875)	10,446

Net increase (decrease) in assets from principal transactions	(6,381,923)	(5,369,001)	(73,149)	14,199

Total increase (decrease) in assets	10,964,809	4,806,855	(66,694)	20,139

Assets, beginning of period	51,089,154	46,282,299	66,694	46,555

Assets, end of period	$62,053,963	$51,089,154	—	$66,694

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

20

Sub-Account
Fundamental Large Cap Value Trust		Fundamental Value Trust		Global Bond Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$36,681	$17,714	$64,132	$44,080	$174,631	$2,706,533

36,681	17,714	64,132	44,080	174,631	2,706,533

1,463	272	5,254	3,633	24,803	26,331

35,218	17,442	58,878	40,447	149,828	2,680,202

—	—	—	—	—	—
145,784	76,173	544,661	753,464	(424,431)	801,883

145,784	76,173	544,661	753,464	(424,431)	801,883
720,527	159,535	843,324	(75,398)	(2,160,177)	(950,544)

901,529	253,150	1,446,863	718,513	(2,434,780)	2,531,541

96,046	52,468	154,322	311,998	728,242	888,546
(318,735)	(35,919)	(877,158)	(616,752)	(2,323,906)	(2,181,583)
(241,197)	(29,773)	269,598	(34,175)	(28,620)	(189,879)
11,553,060	337,283	(52,201)	(1,613,686)	(5,595,561)	5,717,185

11,089,174	324,059	(505,439)	(1,952,615)	(7,219,845)	4,234,269

11,990,703	577,209	941,424	(1,234,102)	(9,654,625)	6,765,810

1,612,852	1,035,643	4,564,403	5,798,505	43,126,947	36,361,137

$13,603,555	$1,612,852	$5,505,827	$4,564,403	$33,472,322	$43,126,947

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$9,194	$7,287	$18,679	$23,189

Total investment income	9,194	7,287	18,679	23,189
Expenses:
Mortality and expense risk	318	153	681	493

Net investment income (loss)	8,876	7,134	17,998	22,696

Realized gains (losses) on investments:
Capital gain distributions	128,647	—	—	—
Net realized gains (losses)	(54,467)	18,251	57,255	65,102

Realized gains (losses)	74,180	18,251	57,255	65,102
Unrealized appreciation (depreciation) during the period	(25,940)	95,661	237,536	203,411

Net increase (decrease) in assets from operations	57,116	121,046	312,789	291,209

Changes from principal transactions:
Transfer of net premiums	9,584	19,185	27,947	26,199
Transfer on terminations	(16,656)	(49,495)	(293,662)	(109,702)
Transfer on policy loans	95	(3,995)	—	—
Net interfund transfers	(490,725)	(390,234)	208,267	(2,057,217)

Net increase (decrease) in assets from principal transactions	(497,702)	(424,539)	(57,448)	(2,140,720)

Total increase (decrease) in assets	(440,586)	(303,493)	255,341	(1,849,511)

Assets, beginning of period	440,586	744,079	1,085,212	2,934,723

Assets, end of period	—	$440,586	$1,340,553	$1,085,212

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

22

Sub-Account
Health Sciences Trust		High Yield Trust		International Core Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$2,168,976	$2,703,635	$328,130	$251,853

—	—	2,168,976	2,703,635	328,130	251,853

16,214	15,561	27,561	25,299	2,471	1,437

(16,214)	(15,561)	2,141,415	2,678,336	325,659	250,416

1,765,540	945,768	—	—	—	—
2,424,685	868,119	740,451	(3,377,774)	51,077	28,658

4,190,225	1,813,887	740,451	(3,377,774)	51,077	28,658
3,898,586	1,741,638	(5,485)	6,468,096	2,087,872	967,377

8,072,597	3,539,964	2,876,381	5,768,658	2,464,608	1,246,451

821,659	587,351	633,703	607,790	75,961	126,610
(1,994,247)	(1,195,592)	(2,342,385)	(1,997,237)	(186,317)	(353,264)
(165,715)	(57,447)	(193,899)	(42,243)	6,719	(25,287)
498,753	3,613,830	(5,747,297)	4,826,719	1,327,663	(704,895)

(839,550)	2,948,142	(7,649,878)	3,395,029	1,224,026	(956,836)

7,233,047	6,488,106	(4,773,497)	9,163,687	3,688,634	289,615

16,756,803	10,268,697	37,872,941	28,709,254	9,157,471	8,867,856

$23,989,850	$16,756,803	$33,099,444	$37,872,941	$12,846,105	$9,157,471

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$215,645	$2,757,869	$1,202,487

Total investment income	215,645	2,757,869	1,202,487
Expenses:
Mortality and expense risk	3,063	91,206	78,116

Net investment income (loss)	212,582	2,666,663	1,124,371

Realized gains (losses) on investments:
Capital gain distributions	378,713	—	—
Net realized gains (losses)	(926,147)	33,422	(1,008,160)

Realized gains (losses)	(547,434)	33,422	(1,008,160)
Unrealized appreciation (depreciation) during the period	955,567	12,227,011	15,034,794

Net increase (decrease) in assets from operations	620,715	14,927,096	15,151,005

Changes from principal transactions:
Transfer of net premiums	208,945	1,629,199	1,400,912
Transfer on terminations	(375,298)	(4,646,209)	(4,505,909)
Transfer on policy loans	2,361	(196,252)	(92,152)
Net interfund transfers	(5,161,579)	525,094	7,320,651

Net increase (decrease) in assets from principal transactions	(5,325,571)	(2,688,168)	4,123,502

Total increase (decrease) in assets	(4,704,856)	12,238,928	19,274,507

Assets, beginning of period	4,704,856	105,131,106	85,856,599

Assets, end of period	—	$117,370,034	$105,131,106

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(v)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

24

Sub-Account
International Growth Stock Trust		International Opportunities Trust	International Small Company Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$103,091	$54,395	$158,893	$185,783	$91,884

103,091	54,395	158,893	185,783	91,884

2,967	462	2,515	3,916	3,180

100,124	53,933	156,378	181,867	88,704

—	—	—	—	—
190,469	2,917	(61,731)	219,177	3,011

190,469	2,917	(61,731)	219,177	3,011
1,248,832	266,298	554,226	1,792,945	1,380,556

1,539,425	323,148	648,873	2,193,989	1,472,271

193,805	31,091	293,437	216,752	132,480
(406,587)	(57,469)	(422,729)	(433,293)	(308,853)
(131,026)	453	(7,080)	31,621	22,269
131,764	7,810,966	(8,608,717)	1,973,798	(2,943,716)

(212,044)	7,785,041	(8,745,089)	1,788,878	(3,097,820)

1,327,381	8,108,189	(8,096,216)	3,982,867	(1,625,549)

8,108,189	—	8,096,216	7,234,180	8,859,729

$9,435,570	$8,108,189	—	$11,217,047	$7,234,180

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$780,908	$1,082,218	$331,780	$302,689

Total investment income	780,908	1,082,218	331,780	302,689
Expenses:
Mortality and expense risk	61,720	61,357	12,164	14,299

Net investment income (loss)	719,188	1,020,861	319,616	288,390

Realized gains (losses) on investments:
Capital gain distributions	—	—	161,552	—
Net realized gains (losses)	1,134,475	(654,924)	306,159	394,723

Realized gains (losses)	1,134,475	(654,924)	467,711	394,723
Unrealized appreciation (depreciation) during the period	8,169,923	6,751,902	(1,085,777)	161,849

Net increase (decrease) in assets from operations	10,023,586	7,117,839	(298,450)	844,962

Changes from principal transactions:
Transfer of net premiums	1,125,114	1,063,126	237,828	165,129
Transfer on terminations	(2,875,303)	(2,869,944)	(623,224)	(796,815)
Transfer on policy loans	(80,648)	73,546	(1,986)	4,691
Net interfund transfers	(2,523,776)	(6,604,191)	(5,101,098)	3,831,319

Net increase (decrease) in assets from principal transactions	(4,354,613)	(8,337,463)	(5,488,480)	3,204,324

Total increase (decrease) in assets	5,668,973	(1,219,624)	(5,786,930)	4,049,286

Assets, beginning of period	42,010,271	43,229,895	13,923,770	9,874,484

Assets, end of period	$47,679,244	$42,010,271	$8,136,840	$13,923,770

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(ag)	Renamed on April 29, 2013. Previously known as Business Opportunity Value.

See accompanying notes.

26

Sub-Account
Large Cap Growth		Large Cap Trust	Large Cap Value
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12

$299,352	$21,185	$11,656	$589,437	$152,533

299,352	21,185	11,656	589,437	152,533

3,221	2,753	1,061	1,311	1,149

296,131	18,432	10,595	588,126	151,384

2,870,978	—	—	1,987,992	—
4,080,830	1,708,047	169,532	1,343,730	481,600

6,951,808	1,708,047	169,532	3,331,722	481,600
8,932,500	5,514,587	12,255	2,394,308	2,297,039

16,180,439	7,241,066	192,382	6,314,156	2,930,023

1,516,848	1,492,212	15,114	781,731	903,856
(2,744,623)	(2,219,154)	(72,808)	(1,504,169)	(1,106,842)
(634,785)	87,611	—	(423,949)	(36,964)
732,467	525,459	(1,454,289)	2,202,427	(2,307,117)

(1,130,093)	(113,872)	(1,511,983)	1,056,040	(2,547,067)

15,050,346	7,127,194	(1,319,601)	7,370,196	382,956

44,980,286	37,853,092	1,319,601	18,150,287	17,767,331

$60,030,632	$44,980,286	—	$25,520,483	$18,150,287

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$123,364	$66,081	$2,040,691	$1,564,551

Total investment income	123,364	66,081	2,040,691	1,564,551
Expenses:
Mortality and expense risk	6,031	6,243	133,724	124,342

Net investment income (loss)	117,333	59,838	1,906,967	1,440,209

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	225,108	254,797	3,658,142	2,523,462

Realized gains (losses)	225,108	254,797	3,658,142	2,523,462
Unrealized appreciation (depreciation) during the period	832,333	445,146	2,937,447	3,532,415

Net increase (decrease) in assets from operations	1,174,774	759,781	8,502,556	7,496,086

Changes from principal transactions:
Transfer of net premiums	561,993	466,729	2,481,497	2,006,313
Transfer on terminations	(873,739)	(448,012)	(7,227,187)	(8,766,339)
Transfer on policy loans	7,170	(2,864)	(49,784)	(124,050)
Net interfund transfers	(215,586)	(848,340)	966,362	1,566,161

Net increase (decrease) in assets from principal transactions	(520,162)	(832,487)	(3,829,112)	(5,317,915)

Total increase (decrease) in assets	654,612	(72,706)	4,673,444	2,178,171

Assets, beginning of period	4,697,155	4,769,861	69,202,995	67,024,824

Assets, end of period	$5,351,767	$4,697,155	$73,876,439	$69,202,995

See accompanying notes.

28

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$212,293	$178,469	$1,171,646	$732,665	$187,420	$321,612

212,293	178,469	1,171,646	732,665	187,420	321,612

10,707	3,054	59,994	78,692	23,455	12,761

201,586	175,415	1,111,652	653,973	163,965	308,851

248,491	133,662	—	—	—	—
42,568	84,179	742,414	(1,492,843)	511,293	118,231

291,059	217,841	742,414	(1,492,843)	511,293	118,231
(242,200)	52,938	5,556,986	6,448,810	359,753	116,084

250,445	446,194	7,411,052	5,609,940	1,035,011	543,166

289,834	100,548	1,454,868	1,884,488	628,402	374,619
(3,531,546)	(389,012)	(2,832,793)	(1,606,397)	(335,717)	(583,684)
(53,806)	1,567	(72,370)	36,517	(68,733)	(20,342)
2,748,303	1,762,712	3,488,538	(7,601,925)	(7,682,732)	8,692,530

(547,215)	1,475,815	2,038,243	(7,287,317)	(7,458,780)	8,463,123

(296,770)	1,922,009	9,449,295	(1,677,377)	(6,423,769)	9,006,289
6,237,316	4,315,307	39,760,288	41,437,665	12,837,098	3,830,809

$5,940,546	$6,237,316	$49,209,583	$39,760,288	$6,413,329	$12,837,098

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$324,958	$272,666	$24,164	—

Total investment income	324,958	272,666	24,164	—
Expenses:
Mortality and expense risk	26,141	7,540	50,950	49,914

Net investment income (loss)	298,817	265,126	(26,786)	(49,914)

Realized gains (losses) on investments:
Capital gain distributions	1,540,929	1,762,928	659,711	—
Net realized gains (losses)	581,699	1,124,000	2,767,916	573,769

Realized gains (losses)	2,122,628	2,886,928	3,427,627	573,769
Unrealized appreciation (depreciation) during the period	4,917,430	(139,511)	7,787,872	5,602,840

Net increase (decrease) in assets from operations	7,338,875	3,012,543	11,188,713	6,126,695

Changes from principal transactions:
Transfer of net premiums	624,937	521,703	862,865	803,051
Transfer on terminations	(1,445,875)	(1,147,017)	(3,884,485)	(1,895,659)
Transfer on policy loans	(158,887)	(16,384)	(97,126)	(84,439)
Net interfund transfers	6,639,943	(840,979)	(770,544)	(738,865)

Net increase (decrease) in assets from principal transactions	5,660,118	(1,482,677)	(3,889,290)	(1,915,912)

Total increase (decrease) in assets	12,998,993	1,529,866	7,299,423	4,210,783

Assets, beginning of period	18,904,977	17,375,111	32,502,358	28,291,575

Assets, end of period	$31,903,970	$18,904,977	$39,801,781	$32,502,358

See accompanying notes.

30

Sub-Account
Mid Value Trust		Money Market Trust B		Natural Resources Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$373,163	$296,605	$9,468	$48,693	$113,107	$186,448

373,163	296,605	9,468	48,693	113,107	186,448

27,171	39,583	77,848	67,001	14,198	14,543
345,992	257,022	(68,380)	(18,308)	98,909	171,905

2,329,762	2,641,101	4,901	8,306	—	—
2,869,431	919,686	—	—	(1,076,303)	4,262
5,199,193	3,560,787	4,901	8,306	(1,076,303)	4,262
3,837,722	2,216,825	—	—	1,544,673	(19,796)
9,382,907	6,034,634	(63,479)	(10,002)	567,279	156,371

485,911	729,471	8,328,253	12,285,665	520,304	559,406
(2,738,717)	(2,629,534)	(24,104,974)	(45,411,752)	(984,120)	(972,839)
16,058	7,891	20,904	(2,425,321)	5,856	(82,343)
(2,889,256)	(3,642,484)	(3,606,143)	6,041,130	(3,784,870)	1,993,084
(5,126,004)	(5,534,656)	(19,361,960)	(29,510,278)	(4,242,830)	1,497,308
4,256,903	499,978	(19,425,439)	(29,520,280)	(3,675,551)	1,653,679

33,272,518	32,772,540	116,293,763	145,814,043	21,920,233	20,266,554
$37,529,421	$33,272,518	$96,868,324	$116,293,763	$18,244,682	$21,920,233

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust		Real Return Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,163,139	$984,918	$356,594	$339,283

Total investment income	1,163,139	984,918	356,594	339,283
Expenses:
Mortality and expense risk	31,734	32,013	6,778	10,287

Net investment income (loss)	1,131,405	952,905	349,816	328,996

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	3,486,448	1,679,872	135,085	567,896

Realized gains (losses)	3,486,448	1,679,872	135,085	567,896
Unrealized appreciation (depreciation) during the period	(4,629,684)	6,128,990	(2,257,484)	712,984

Net increase (decrease) in assets from operations	(11,831)	8,761,767	(1,772,583)	1,609,876

Changes from principal transactions:
Transfer of net premiums	836,596	919,418	587,784	876,395
Transfer on terminations	(2,878,028)	(3,491,754)	(638,901)	(1,076,737)
Transfer on policy loans	(75,366)	(140,787)	(68,640)	(68,592)
Net interfund transfers	1,603,015	(1,242,617)	(6,059,875)	784,801

Net increase (decrease) in assets from principal transactions	(513,783)	(3,955,740)	(6,179,632)	515,867

Total increase (decrease) in assets	(525,614)	4,806,027	(7,952,215)	2,125,743

Assets, beginning of period	57,103,750	52,297,723	20,613,466	18,487,723

Assets, end of period	$56,578,136	$57,103,750	$12,661,251	$20,613,466

See accompanying notes.

32

Sub-Account
Science & Technology Trust		Short Term Government Income Trust		Small Cap Growth Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$1,080,910	$946,390	—	—
—	—	1,080,910	946,390	—	—

4,703	4,373	28,270	30,441	75,528	77,724

(4,703)	(4,373)	1,052,640	915,949	(75,528)	(77,724)

—	—	—	—	1,929,642	5,421,733
152,336	114,974	(317,560)	(37,011)	2,190,771	(62,487)
152,336	114,974	(317,560)	(37,011)	4,120,413	5,359,246
1,530,105	206,576	(1,093,606)	(328,202)	11,771,773	1,262,668
1,677,738	317,177	(358,526)	550,736	15,816,658	6,544,190

103,720	99,762	468,443	535,186	689,400	926,348
(330,685)	(225,430)	(3,204,808)	(6,331,173)	(3,527,767)	(2,976,775)
(15,210)	(2,463)	(35,819)	(5,153,388)	64,369	(130,454)
301,142	670,049	9,182,998	18,790,945	(5,343,835)	(5,499,978)

58,967	541,918	6,410,814	7,841,570	(8,117,833)	(7,680,859)

1,736,705	859,095	6,052,288	8,392,306	7,698,825	(1,136,669)

3,892,373	3,033,278	45,733,746	37,341,440	40,281,721	41,418,390

$5,629,078	$3,892,373	$51,786,034	$45,733,746	$47,980,546	$40,281,721

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust		Small Cap Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$368,737	$318,651	$68,391	—

Total investment income	368,737	318,651	68,391	—
Expenses:
Mortality and expense risk	27,977	6,682	2,227	2,520

Net investment income (loss)	340,760	311,969	66,164	(2,520)

Realized gains (losses) on investments:
Capital gain distributions	1,714,913	2,625,925	—	—
Net realized gains (losses)	470,690	246,500	467,944	808,207

Realized gains (losses)	2,185,603	2,872,425	467,944	808,207
Unrealized appreciation (depreciation) during the period	5,024,549	(869,651)	2,679,665	538,968

Net increase (decrease) in assets from operations	7,550,912	2,314,743	3,213,773	1,344,655

Changes from principal transactions:
Transfer of net premiums	404,594	305,479	312,977	283,745
Transfer on terminations	(1,457,979)	(1,187,295)	(651,016)	(517,377)
Transfer on policy loans	(5,564)	(2,954)	(115,608)	(1,937)
Net interfund transfers	4,126,729	599,341	2,908,309	(1,316,724)

Net increase (decrease) in assets from principal transactions	3,067,780	(285,429)	2,454,662	(1,552,293)

Total increase (decrease) in assets	10,618,692	2,029,314	5,668,435	(207,638)

Assets, beginning of period	16,907,518	14,878,204	7,688,941	7,896,579

Assets, end of period	$27,526,210	$16,907,518	$13,357,376	$7,688,941

(af)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

34

Sub-Account
Small Cap Value Trust		Small Company Value Trust		Smaller Company Growth Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12

$423,688	$628,267	$122,748	$14,372	—	—

423,688	628,267	122,748	14,372	—	—

45,677	46,341	6,399	5,383	406	380

378,011	581,926	116,349	8,989	(406)	(380)

3,844,539	3,333,045	—	—	62,137	49,200
5,715,930	3,934,688	319,678	391,867	271,237	28,752

9,560,469	7,267,733	319,678	391,867	333,374	77,952
11,375,556	2,694,015	1,471,742	453,457	(64,175)	21,305

21,314,036	10,543,674	1,907,769	854,313	268,793	98,877

1,321,274	1,342,650	155,098	224,144	7,692	18,336
(4,286,371)	(5,503,057)	(319,626)	(478,294)	(30,141)	(100,798)
(114,407)	(115,970)	21,680	(8,351)	(977)	(10,861)
(8,158,174)	(8,557,696)	340,166	147,969	(1,058,759)	121,097

(11,237,678)	(12,834,073)	197,318	(114,532)	(1,082,185)	27,774

10,076,358	(2,290,399)	2,105,087	739,781	(813,392)	126,651

69,505,273	71,795,672	6,064,115	5,324,334	813,392	686,741

$79,581,631	$69,505,273	$8,169,202	$6,064,115	—	$813,392

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Opportunities Trust		Total Bond Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$524,053	$519,339	$1,449,922	$726,840

Total investment income	524,053	519,339	1,449,922	726,840
Expenses:
Mortality and expense risk	7,101	7,246	49,290	38,606

Net investment income (loss)	516,952	512,093	1,400,632	688,234

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(217,688)	(204,321)	250,579	447,947

Realized gains (losses)	(217,688)	(204,321)	250,579	447,947
Unrealized appreciation (depreciation) during the period	(65,848)	588,705	(2,765,937)	617,835

Net increase (decrease) in assets from operations	233,416	896,477	(1,114,726)	1,754,016

Changes from principal transactions:
Transfer of net premiums	208,933	221,570	854,157	716,322
Transfer on terminations	(859,061)	(834,945)	(1,739,509)	(2,981,068)
Transfer on policy loans	(337,222)	(203,788)	(15,553)	(163,607)
Net interfund transfers	2,160,390	634,223	341,030	(739,704)

Net increase (decrease) in assets from principal transactions	1,173,040	(182,940)	(559,875)	(3,168,057)

Total increase (decrease) in assets	1,406,456	713,537	(1,674,601)	(1,414,041)

Assets, beginning of period	7,791,650	7,078,113	43,296,453	44,710,494

Assets, end of period	$9,198,106	$7,791,650	$41,621,852	$43,296,453

See accompanying notes.

36

Sub-Account
Total Return Trust		Total Stock Market Index Trust		Ultra Short Term Bond Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$3,410,893	$2,617,858	$352,198	$332,334	$49,037	$4,966

3,410,893	2,617,858	352,198	332,334	49,037	4,966

19,054	17,783	23,353	19,212	334	609

3,391,839	2,600,075	328,845	313,122	48,703	4,357

2,463,000	—	334,965	54,567	—	—
(21,758)	449,356	876,105	513,529	(5,341)	(5,090)

2,441,242	449,356	1,211,070	568,096	(5,341)	(5,090)
(8,219,099)	6,901,572	5,248,271	2,054,649	(39,525)	3,665

(2,386,018)	9,951,003	6,788,186	2,935,867	3,837	2,932

2,785,803	2,509,749	518,069	509,016	46,879	33,778
(5,435,424)	(9,984,758)	(1,313,474)	(1,707,159)	(157,801)	(385,111)
(1,061,129)	(5,462,718)	(145,759)	(122,283)	(6,302)	—
(11,939,606)	10,677,947	(502,886)	7,907	3,738,027	33,584

(15,650,356)	(2,259,780)	(1,444,050)	(1,312,519)	3,620,803	(317,749)

(18,036,374)	7,691,223	5,344,136	1,623,348	3,624,640	(314,817)

120,645,796	112,954,573	21,009,440	19,386,092	431,244	746,061

$102,609,422	$120,645,796	$26,353,576	$21,009,440	$4,055,884	$431,244

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Equity Trust		Utilities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$21,047	$18,851	$212,378	$485,281

Total investment income	21,047	18,851	212,378	485,281
Expenses:
Mortality and expense risk	2,331	1,662	9,787	10,222

Net investment income (loss)	18,716	17,189	202,591	475,059

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	73,347	(18,842)	1,467,888	1,581,397

Realized gains (losses)	73,347	(18,842)	1,467,888	1,581,397
Unrealized appreciation (depreciation) during the period	232,886	14,888	716,611	(112,559)

Net increase (decrease) in assets from operations	324,949	13,235	2,387,090	1,943,897

Changes from principal transactions:
Transfer of net premiums	43,664	42,210	286,477	308,288
Transfer on terminations	(198,009)	(319,885)	(2,206,156)	(4,023,185)
Transfer on policy loans	(173)	3,721	(964)	(11,732)
Net interfund transfers	(84,197)	1,487,878	(3,229,117)	(4,241,180)

Net increase (decrease) in assets from principal transactions	(238,715)	1,213,924	(5,149,760)	(7,967,809)

Total increase (decrease) in assets	86,234	1,227,159	(2,762,670)	(6,023,912)

Assets, beginning of period	1,227,159	—	13,506,593	19,530,505

Assets, end of period	$1,313,393	$1,227,159	$10,743,923	$13,506,593

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

38

Sub-Account
Value Trust		Total
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$96,798	$89,780	$41,221,305	$33,969,846

96,798	89,780	41,221,305	33,969,846

3,893	5,131	1,982,691	1,849,775

92,905	84,649	39,238,614	32,120,071

—	—	34,941,182	23,684,388
1,024,859	550,451	69,659,671	15,734,543

1,024,859	550,451	104,600,853	39,418,931
2,414,521	812,507	303,319,391	214,951,835

3,532,285	1,447,607	447,158,858	286,490,837

332,649	282,479	55,411,999	60,940,084
(560,415)	(591,186)	(168,062,960)	(193,250,355)
(238,884)	(31,703)	(5,233,274)	(15,247,515)
(575,685)	1,385,196	(49,855,229)	(20,064,117)

(1,042,335)	1,044,786	(167,739,464)	(167,621,903)

2,489,950	2,492,393	279,419,394	118,868,934

10,422,607	7,930,214	2,214,422,413	2,095,553,479

$12,912,557	$10,422,607	$2,493,841,807	$2,214,422,413

39

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 60 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2013. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life nsurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Business Opportunity Value	Large Cap Value	April 29, 2013

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
All Cap Value Trust	Fundamental Large Cap Value Trust	December 9, 2013
American Global Small Capitalization Trust Series 1	American Global Growth Trust Series 1	April 29, 2013
American High Income Bond Trust Series 1	High Yield Trust	April 29, 2013
Core Allocation Trust	Core Strategy Trust	December 9, 2013
Disciplined Diversification Trust	Core Strategy Trust	December 9, 2013
Fundamental Holdings Trust Series 1	Core Strategy Trust	December 9, 2013
Global Diversification Trust Series 1	Core Strategy Trust	December 9, 2013
Smaller Company Growth Trust	Small Cap Opportunities Trust	December 9, 2013

40

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$2,493,841,807
Level 2	—
Level 3	—

$2,493,841,807

41

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$33,297,878	$46,549,364
Active Bond Trust	8,879,915	8,325,318
All Cap Core Trust	731,114	369,560
All Cap Value Trust	7,295,254	12,828,476
Alpha Opportunities Trust	839,653	795,562

42

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$92,603	$278,970
American Global Growth Trust Series 1	254,782	32,523
American Global Small Capitalization Trust Series 1	18,738	249,476
American Growth Trust Series 1	6,670,083	8,363,116
American Growth-Income Trust Series 1	873,262	2,504,500
American High-Income Bond Trust Series 1	158,155	1,378,871
American International Trust Series 1	4,204,734	6,805,487
American New World Trust Series 1	2,005,675	553,153
Blue Chip Growth Trust	8,373,442	18,667,440
Bond Trust	705,875	1,592,586
Capital Appreciation Trust	8,287,186	8,605,117
Capital Appreciation Value Trust	800,697	1,367,440
Core Allocation Plus Trust	22	1,367,582
Core Bond Trust	4,822,166	5,223,435
Core Strategy Trust	930,253	3,188
Disciplined Diversification Trust	141,392	572,916
Emerging Markets Value Trust	11,261,892	7,785,769
Equity-Income Trust	14,257,287	29,939,319
Financial Services Trust	1,323,350	369,800
Franklin Templeton Founding Allocation Trust	37,818	128,200
Fundamental All Cap Core Trust	3,370,173	9,341,435
Fundamental Holdings Trust Series 1	18,293	74,548
Fundamental Large Cap Value Trust	12,099,460	975,068
Fundamental Value Trust	2,736,377	3,182,938
Global Bond Trust	8,573,741	15,643,759
Global Diversification Trust Series 1	335,360	695,539
Global Trust	333,392	372,842
Health Sciences Trust	11,178,078	10,268,302
High Yield Trust	14,153,374	19,661,837
International Core Trust	2,094,233	544,548
International Equity Index Trust B	15,148,176	15,169,680
International Growth Stock Trust	2,132,372	2,244,292
International Small Company Trust	3,277,819	1,307,074
International Value Trust	7,641,723	11,277,147
Investment Quality Bond Trust	1,744,886	6,752,197
Lifestyle Aggressive Trust	884,324	1,287,153
Lifestyle Balanced Trust	10,983,946	12,906,090
Lifestyle Conservative Trust	4,254,732	4,351,870
Lifestyle Growth Trust	11,666,801	8,516,906
Lifestyle Moderate Trust	1,534,696	8,829,511
Mid Cap Index Trust	10,157,637	2,657,772
Mid Cap Stock Trust	7,913,467	11,169,832
Mid Value Trust	7,166,661	9,616,910
Money Market Trust B	75,613,153	95,038,592
Natural Resources Trust	4,417,475	8,561,397
Real Estate Securities Trust	12,145,769	11,528,148
Real Return Bond Trust	5,861,344	11,691,160
Science & Technology Trust	742,273	688,009
Short Term Government Income Trust	22,922,554	15,459,100
Small Cap Growth Trust	8,037,518	14,301,236
Small Cap Index Trust	8,323,665	3,200,212
Small Cap Opportunities Trust	3,895,310	1,374,484

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Cap Value Trust	$10,909,692	$17,924,819
Small Company Value Trust	1,387,375	1,073,707
Smaller Company Growth Trust	125,252	1,145,706
Strategic Income Opportunities Trust	5,070,665	3,380,672
Total Bond Market Trust B	8,512,409	7,671,654
Total Return Trust	22,853,721	32,649,237
Total Stock Market Index Trust	2,616,510	3,396,750
Ultra Short Term Bond Trust	3,945,865	276,359
U.S. Equity Trust	267,221	487,219
Utilities Trust	1,486,224	6,433,393
Value Trust	1,566,655	2,516,085
All Asset Portfolio	8,692,810	12,737,807
Brandes International Equity	17,014,989	12,407,960
Frontier Capital Appreciation	13,244,207	9,096,319
Large Cap Growth	13,657,108	11,620,091
Large Cap Value	9,446,399	5,814,241

	$518,419,110	$611,978,775

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2014 and has determined that no events have occurred that require additional disclosure.

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	14,837	15,556	16,243	18,200	20,463
Units issued	820	811	994	699	1,583
Units redeemed	(1,478)	(1,530)	(1,681)	(2,656)	(3,846)

Units, end of period (000’s)	14,179	14,837	15,556	16,243	18,200

Unit value, end of period $	33.73 to 37.65	25.70 to 28.52	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05
Assets, end of period $ (000’s)	488,274	388,023	351,035	360,475	352,933
Investment income ratio*	1.81%	1.01%	1.78%	1.73%	2.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.21% to 32.03%	15.09% to 15.80%	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,367	1,378	1,389	1,416	1,672
Units issued	186	244	258	231	173
Units redeemed	(246)	(255)	(269)	(258)	(429)

Units, end of period (000’s)	1,307	1,367	1,378	1,389	1,416

Unit value, end of period $	29.72 to 66.44	29.85 to 66.31	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05
Assets, end of period $ (000’s)	45,280	47,322	43,918	41,425	36,794
Investment income ratio*	5.77%	4.27%	5.54%	7.68%	7.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.43%) to 0.19%	9.07% to 9.76%	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,023	1,758	1,590	1,627	1,423
Units issued	465	570	414	339	1,267
Units redeemed	(808)	(305)	(246)	(376)	(1,063)

Units, end of period (000’s)	1,680	2,023	1,758	1,590	1,627

Unit value, end of period $	14.97 to 15.81	15.08 to 15.82	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05
Assets, end of period $ (000’s)	26,478	31,925	24,192	21,532	19,560
Investment income ratio*	4.20%	4.67%	6.58%	6.79%	7.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.73%) to (0.10%)	13.94% to 14.65%	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	16	27	19	11	4
Units issued	43	31	16	17	7
Units redeemed	(23)	(42)	(8)	(9)	—

Units, end of period (000’s)	36	16	27	19	11

Unit value, end of period $	17.47 to 18.44	13.08 to 13.72	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36
Assets, end of period $ (000’s)	643	205	306	211	107
Investment income ratio*	1.16%	0.84%	1.01%	1.48%	3.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	33.60% to 34.44%	15.91% to 16.62%	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	536	846	567	628	550
Units issued	120	48	348	132	246
Units redeemed	(656)	(358)	(69)	(193)	(168)

Units, end of period (000’s)	—	536	846	567	628

Unit value, end of period $	19.36 to 20.42	14.87 to 15.60	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38
Assets, end of period $ (000’s)	—	8,261	11,792	8,237	7,722
Investment income ratio*	1.52%	0.71%	0.46%	0.44%	0.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.17% to 30.93%	10.23% to 10.92%	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%

(z) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	95	128	2	—	—
Units issued	33	13	133	2	1
Units redeemed	(39)	(46)	(7)	—	(1)

Units, end of period (000’s)	89	95	128	2	—

Unit value, end of period $	21.90 to 22.54	16.25 to 16.63	13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	1,987	1,568	1,750	32	—
Investment income ratio*	0.69%	0.64%	0.46%	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.74% to 35.58%	20.62% to 21.38%	(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	40	44	108	63	—
Units issued	7	7	12	78	93
Units redeemed	(21)	(11)	(76)	(33)	(30)

Units, end of period (000’s)	26	40	44	108	63

Unit value, end of period $	14.49	11.75	10.15	10.06	8.98
Assets, end of period $ (000’s)	376	477	447	1,093	563
Investment income ratio*	0.89%	1.55%	1.39%	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	23.30%	15.77%	0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	41	89	—
Units issued	20	6	92
Units redeemed	(3)	(54)	(3)

Units, end of period (000’s)	58	41	89

Unit value, end of period $	14.12 to 14.40	11.05 to 11.19	9.10 to 9.17
Assets, end of period $ (000’s)	840	456	812
Investment income ratio*	1.05%	0.34%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	27.84% to 28.63%	21.37% to 22.12%	(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	23	6	—
Units issued	2	19	6
Units redeemed	(25)	(2)	—

Units, end of period (000’s)	—	23	6

Unit value, end of period $	10.48 to 10.64	9.51 to 9.64	8.13 to 8.19
Assets, end of period $ (000’s)	—	213	46
Investment income ratio*	0.71%	1.39%	1.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.15% to 10.37%	16.98% to 17.71%	(19.93%) to (19.43%)

(x) Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013. (t) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,757	2,377	2,730	2,859	2,008
Units issued	368	121	552	1,047	2,023
Units redeemed	(501)	(741)	(905)	(1,176)	(1,172)

Units, end of period (000’s)	1,624	1,757	2,377	2,730	2,859

Unit value, end of period $	18.55 to 19.58	14.40 to 15.11	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40
Assets, end of period $ (000’s)	31,495	26,308	30,359	36,695	32,514
Investment income ratio*	0.58%	0.38%	0.22%	0.36%	0.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.79% to 29.61%	16.77% to 17.49%	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	624	438	492	699	332
Units issued	54	432	23	48	476
Units redeemed	(166)	(246)	(77)	(255)	(109)

Units, end of period (000’s)	512	624	438	492	699

Unit value, end of period $	17.16 to 18.11	12.98 to 13.62	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69
Assets, end of period $ (000’s)	9,100	8,339	5,027	5,787	7,428
Investment income ratio*	0.94%	2.07%	1.14%	0.94%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.19% to 33.02%	16.44% to 17.16%	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	107	74	—
Units issued	11	70	93
Units redeemed	(118)	(37)	(19)

Units, end of period (000’s)	—	107	74

Unit value, end of period $	11.65 to 11.83	11.34 to 11.49	10.09 to 10.16
Assets, end of period $ (000’s)	—	1,216	746
Investment income ratio*	0.25%	8.27%	11.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.70% to 2.90%	12.41% to 13.11%	0.83% to 1.46%

(y)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.
(t)	Fund available in prior year but no activity.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,586	2,108	2,183	1,923	1,874
Units issued	234	211	388	657	1,240
Units redeemed	(398)	(733)	(463)	(397)	(1,191)

Units, end of period (000’s)	1,422	1,586	2,108	2,183	1,923

Unit value, end of period $	17.86 to 18.85	14.83 to 15.55	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46
Assets, end of period $ (000’s)	26,708	24,582	27,823	33,638	27,722
Investment income ratio*	0.95%	1.06%	1.40%	1.70%	1.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.44% to 21.20%	16.77% to 17.50%	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	278	284	280	55	—
Units issued	120	61	137	301	68
Units redeemed	(34)	(67)	(133)	(76)	(13)

Units, end of period (000’s)	364	278	284	280	55

Unit value, end of period $	16.99 to 17.49	15.41 to 15.77	13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	6,335	4,366	3,801	4,382	729
Investment income ratio*	1.04%	0.61%	1.48%	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.20% to 10.89%	16.64% to 17.37%	(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,402	3,532	3,700	3,853	4,206
Units issued	214	366	509	376	294
Units redeemed	(507)	(496)	(677)	(529)	(647)

Units, end of period (000’s)	3,109	3,402	3,532	3,700	3,853

Unit value, end of period $	43.06 to 112.07	30.64 to 79.24	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75
Assets, end of period $ (000’s)	122,288	95,434	84,498	86,878	78,242
Investment income ratio*	0.31%	0.13%	0.01%	0.09%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	40.55% to 41.43%	17.66% to 18.39%	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%

	Sub-Account
	Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)
Units, beginning of period	135	121	—
Units issued	63	69	122
Units redeemed	(149)	(55)	(1)

Units, end of period (000’s)	49	135	121

Unit value, end of period $	10.43 to 10.58	10.64 to 10.72	10.07 to 10.08
Assets, end of period $ (000’s)	520	1,446	1,224
Investment income ratio*	1.49%	3.72%	14.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.94%) to (1.32%)	5.65% to 6.31%	0.70% to 0.82%

(l) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,256	2,991	3,483	3,821	4,419
Units issued	486	243	380	386	521
Units redeemed	(388)	(978)	(872)	(724)	(1,119)

Units, end of period (000’s)	2,354	2,256	2,991	3,483	3,821

Unit value, end of period $	31.78 to 35.56	27.49 to 30.57	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01
Assets, end of period $ (000’s)	81,665	67,388	74,076	99,778	104,544
Investment income ratio*	2.44%	1.84%	2.98%	3.27%	2.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.60% to 16.32%	19.94% to 20.68%	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,151	2,674	2,866	2,815	2,457
Units issued	454	396	542	629	881
Units redeemed	(470)	(919)	(734)	(578)	(523)

Units, end of period (000’s)	2,135	2,151	2,674	2,866	2,815

Unit value, end of period $	21.01 to 22.17	15.37 to 16.13	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41
Assets, end of period $ (000’s)	46,816	34,298	36,835	39,435	34,648
Investment income ratio*	0.25%	0.19%	0.11%	0.19%	0.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	36.65% to 37.50%	15.31% to 16.03%	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	161	86	223	163	3
Units issued	46	156	115	150	166
Units redeemed	(94)	(81)	(252)	(90)	(6)

Units, end of period (000’s)	113	161	86	223	163

Unit value, end of period $	15.60	12.76	11.12	10.79	9.47
Assets, end of period $ (000’s)	1,756	2,045	951	2,397	1,538
Investment income ratio*	0.92%	2.28%	1.37%	1.87%	11.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	22.29%	14.77%	3.09%	13.91%	30.26%

	Sub-Account
	Core Allocation Plus Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	113	45	8	—
Units issued	—	113	40	8
Units redeemed	(113)	(45)	(3)	—

Units, end of period (000’s)	—	113	45	8

Unit value, end of period $	12.75	10.63	9.36	9.58
Assets, end of period $ (000’s)	—	1,193	411	71
Investment income ratio*	0.00%	3.90%	1.64%	1.86%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	20.00%	13.53%	(2.26%)	10.57%

(ab) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(t) Fund available in prior year but no activity.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	536	363	677	792	329
Units issued	288	438	150	124	627
Units redeemed	(337)	(265)	(464)	(239)	(164)

Units, end of period (000’s)	487	536	363	677	792

Unit value, end of period $	14.53 to 15.34	14.94 to 15.67	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67
Assets, end of period $ (000’s)	7,482	8,401	5,334	9,164	10,009
Investment income ratio*	2.78%	2.90%	2.58%	2.45%	4.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.72%) to (2.12%)	5.88% to 6.54%	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	3	70	3	—
Units issued	68	—	—	67	11
Units redeemed	—	—	(67)	—	(8)

Units, end of period (000’s)	71	3	3	70	3

Unit value, end of period $	13.88	11.64	10.34	10.32	9.17
Assets, end of period $ (000’s)	975	34	28	723	25
Investment income ratio*	6.13%	3.01%	0.52%	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	19.29%	12.58%	0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	43	47	83	149	—
Units issued	2	4	43	12	149
Units redeemed	(45)	(8)	(79)	(78)	—

Units, end of period (000’s)	—	43	47	83	149

Unit value, end of period $	13.23	11.51	10.21	10.42	9.19
Assets, end of period $ (000’s)	—	494	479	863	1,367
Investment income ratio*	2.38%	2.46%	2.04%	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	14.89%	12.79%	(2.04%)	13.45%	27.27%

(ab) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013. (t) Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,183	2,179	2,383	1,302	978
Units issued	849	721	626	1,543	1,469
Units redeemed	(644)	(717)	(830)	(462)	(1,145)

Units, end of period (000’s)	2,388	2,183	2,179	2,383	1,302

Unit value, end of period $	11.48 to 11.97	11.93 to 12.36	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61
Assets, end of period $ (000’s)	28,540	26,952	22,695	34,013	15,110
Investment income ratio*	1.36%	1.11%	1.52%	1.61%	0.16%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.78%) to (3.18%)	17.77% to 18.49%	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,315	4,714	4,764	5,175	5,774
Units issued	303	505	1,031	823	693
Units redeemed	(831)	(904)	(1,081)	(1,234)	(1,292)

Units, end of period (000’s)	3,787	4,315	4,714	4,764	5,175

Unit value, end of period $	38.18 to 42.63	29.54 to 32.78	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40
Assets, end of period $ (000’s)	156,734	136,935	127,621	130,000	122,774
Investment income ratio*	1.96%	2.11%	1.86%	1.98%	2.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	29.24% to 30.05%	16.75% to 17.47%	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	165	151	199	257	189
Units issued	90	38	47	74	139
Units redeemed	(22)	(24)	(95)	(132)	(71)

Units, end of period (000’s)	233	165	151	199	257

Unit value, end of period $	14.14 to 26.20	10.87 to 20.02	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68
Assets, end of period $ (000’s)	3,852	2,126	1,688	2,382	2,667
Investment income ratio*	0.74%	0.83%	1.56%	0.31%	0.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.05% to 30.86%	17.29% to 18.03%	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	44	46	114	164	1
Units issued	2	2	4	39	164
Units redeemed	(9)	(4)	(72)	(89)	(1)

Units, end of period (000’s)	37	44	46	114	164

Unit value, end of period $	14.12	11.34	9.75	9.89	8.93
Assets, end of period $ (000’s)	541	518	462	1,139	1,469
Investment income ratio*	2.17%	3.28%	2.56%	2.42%	23.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	24.51%	16.33%	(1.45%)	10.71%	31.52%

	Sub-Account
	Frontier Capital Appreciation
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	985	1,130	1,300	1,500	1,748
Units issued	128	133	463	474	415
Units redeemed	(158)	(278)	(633)	(674)	(663)

Units, end of period (000’s)	955	985	1,130	1,300	1,500

Unit value, end of period $	70.38 to 75.67	50.88 to 54.36	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29
Assets, end of period $ (000’s)	62,637	46,021	45,051	56,174	50,797
Investment income ratio*	0.00%	0.30%	0.00%	0.22%	0.04%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	38.34% to 39.20%	16.71% to 17.43%	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,594	4,017	4,459	4,967	5,689
Units issued	175	157	226	282	408
Units redeemed	(548)	(580)	(668)	(790)	(1,130)

Units, end of period (000’s)	3,221	3,594	4,017	4,459	4,967

Unit value, end of period $	18.68 to 19.73	13.84 to 14.52	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02
Assets, end of period $ (000’s)	62,054	51,089	46,282	52,533	49,112
Investment income ratio*	0.99%	0.80%	1.07%	1.19%	1.42%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.01% to 35.87%	22.89% to 23.67%	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	5	4	2	1	—
Units issued	—	2	2	1	1
Units redeemed	(5)	(1)	—	—	—

Units, end of period (000’s)	—	5	4	2	1

Unit value, end of period $	16.20 to 16.67	14.33 to 14.66	12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	—	67	47	25	7
Investment income ratio*	1.83%	1.84%	2.34%	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.98% to 13.66%	11.96% to 12.65%	(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(ab)  Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(o)    Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

(aa)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	119	95	94	140	158
Units issued	700	105	38	9	14
Units redeemed	(61)	(81)	(37)	(55)	(32)

Units, end of period (000’s)	758	119	95	94	140

Unit value, end of period $	17.10 to 18.04	12.99 to 13.62	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46
Assets, end of period $ (000’s)	13,604	1,613	1,036	1,012	1,323
Investment income ratio*	1.25%	1.48%	0.97%	1.69%	2.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.64% to 32.46%	23.72% to 24.48%	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%

(n) Renamed on June 27, 2011. Previously known as Optimized Value Trust.

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	352	506	538	592	520
Units issued	179	41	84	70	283
Units redeemed	(213)	(195)	(116)	(124)	(211)

Units, end of period (000’s)	318	352	506	538	592

Unit value, end of period $	16.53 to 17.45	12.45 to 13.06	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57
Assets, end of period $ (000’s)	5,506	4,564	5,799	6,404	6,227
Investment income ratio*	1.25%	0.82%	0.85%	1.17%	1.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.78% to 33.62%	12.70% to 13.40%	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,432	1,286	1,443	1,515	1,606
Units issued	288	443	266	430	512
Units redeemed	(543)	(297)	(423)	(502)	(603)

Units, end of period (000’s)	1,177	1,432	1,286	1,443	1,515

Unit value, end of period $	26.94 to 30.08	28.70 to 31.84	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68
Assets, end of period $ (000’s)	33,472	43,127	36,361	37,594	35,797
Investment income ratio*	0.46%	7.03%	6.33%	3.67%	12.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.13%) to (5.54%)	6.48% to 7.15%	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	29	56	54	3	—
Units issued	12	21	188	116	146
Units redeemed	(41)	(48)	(186)	(65)	(143)

Units, end of period (000’s)	—	29	56	54	3

Unit value, end of period $	16.94 to 17.42	15.01 to 15.36	13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	—	441	744	771	39
Investment income ratio*	2.08%	0.84%	0.87%	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.81% to 13.46%	15.13% to 15.84%	(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(ab)  Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(p)    Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(aa)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	81	265	407	141	144
Units issued	21	33	58	298	71
Units redeemed	(25)	(217)	(200)	(32)	(74)

Units, end of period (000’s)	77	81	265	407	141

Unit value, end of period $	16.77 to 17.70	12.88 to 13.51	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94
Assets, end of period $ (000’s)	1,341	1,085	2,935	4,793	1,536
Investment income ratio*	1.56%	1.28%	1.59%	2.31%	1.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.21% to 31.04%	21.06% to 21.82%	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	631	508	488	484	368
Units issued	281	249	340	173	299
Units redeemed	(316)	(126)	(320)	(169)	(183)

Units, end of period (000’s)	596	631	508	488	484

Unit value, end of period $	37.71 to 40.81	25.09 to 26.98	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96
Assets, end of period $ (000’s)	23,990	16,757	10,269	8,913	7,594
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	50.30% to 51.24%	31.12% to 31.93%	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,986	1,793	1,743	1,577	1,202
Units issued	598	1,113	694	860	1,100
Units redeemed	(985)	(920)	(644)	(694)	(725)

Units, end of period (000’s)	1,599	1,986	1,793	1,743	1,577

Unit value, end of period $	19.16 to 21.14	17.74 to 19.45	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20
Assets, end of period $ (000’s)	33,099	37,873	28,709	27,626	21,989
Investment income ratio*	5.94%	7.90%	9.19%	48.58%	12.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.01% to 8.68%	18.30% to 19.07%	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	666	743	725	872	872
Units issued	117	38	92	173	292
Units redeemed	(37)	(115)	(74)	(320)	(292)

Units, end of period (000’s)	746	666	743	725	872

Unit value, end of period $	16.32 to 17.23	13.13 to 13.77	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05
Assets, end of period $ (000’s)	12,846	9,157	8,868	9,561	10,500
Investment income ratio*	3.10%	2.92%	2.51%	1.98%	2.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.35% to 25.13%	14.45% to 15.16%	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,220	4,011	5,056	5,494	6,401
Units issued	449	654	356	329	495
Units redeemed	(520)	(445)	(1,401)	(767)	(1,402)

Units, end of period (000’s)	4,149	4,220	4,011	5,056	5,494

Unit value, end of period $	26.26 to 47.59	23.07 to 41.55	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81
Assets, end of period $ (000’s)	117,370	105,131	85,857	124,927	120,140
Investment income ratio*	2.50%	1.32%	3.11%	2.55%	3.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.82% to 14.54%	17.03% to 17.76%	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%

	Sub-Account
	International Growth Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Units, beginning of period	778	—
Units issued	185	798
Units redeemed	(203)	(20)

Units, end of period (000’s)	760	778

Unit value, end of period $	12.32 to 12.41	10.40 to 10.41
Assets, end of period $ (000’s)	9,436	8,108
Investment income ratio*	1.19%	4.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.44% to 19.18%	4.02% to 4.12%

(r) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	600	875	845	672	—
Units issued	233	199	280	369	891
Units redeemed	(96)	(474)	(250)	(196)	(219)

Units, end of period (000’s)	737	600	875	845	672

Unit value, end of period $	14.84 to 15.23	11.83 to 12.06	9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	11,217	7,234	8,860	10,206	6,617
Investment income ratio*	2.00%	1.30%	1.72%	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.51% to 26.30%	18.50% to 19.23%	(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,043	3,728	4,275	782	725
Units issued	446	490	443	4,154	236
Units redeemed	(752)	(1,175)	(990)	(661)	(179)

Units, end of period (000’s)	2,737	3,043	3,728	4,275	782

Unit value, end of period $	16.71 to 17.64	13.32 to 13.98	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43
Assets, end of period $ (000’s)	47,679	42,010	43,230	56,878	9,642
Investment income ratio*	1.83%	2.65%	2.38%	2.81%	2.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.43% to 26.21%	18.61% to 19.36%	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	912	696	727	724	482
Units issued	82	585	113	546	525
Units redeemed	(449)	(369)	(144)	(543)	(283)

Units, end of period (000’s)	545	912	696	727	724

Unit value, end of period $	14.34 to 15.14	14.71 to 15.43	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33
Assets, end of period $ (000’s)	8,137	13,924	9,874	9,557	8,883
Investment income ratio*	2.82%	2.50%	4.28%	5.13%	5.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.49%) to (1.88%)	6.99% to 7.66%	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%

	Sub-Account
	Large Cap Growth
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)
Units, beginning of period	1,513	1,522	1,598	1,823	2,234
Units issued	297	263	455	339	392
Units redeemed	(334)	(272)	(531)	(564)	(803)

Units, end of period (000’s)	1,476	1,513	1,522	1,598	1,823

Unit value, end of period $	40.72 to 45.56	30.09 to 33.46	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97
Assets, end of period $ (000’s)	60,031	44,980	37,853	40,274	37,194
Investment income ratio*	0.58%	0.05%	0.00%	0.38%	0.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.30% to 36.15%	18.58% to 19.31%	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value
	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,122	1,289	1,720	2,052	1,987
Units issued	364	136	125	496	662
Units redeemed	(311)	(303)	(556)	(828)	(597)

Units, end of period (000’s)	1,175	1,122	1,289	1,720	2,052

Unit value, end of period $	20.21 to 21.75	15.16 to 16.20	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18
Assets, end of period $ (000’s)	25,520	18,150	17,767	24,713	27,001
Investment income ratio*	2.73%	0.84%	0.38%	0.77%	0.85%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	33.38% to 34.22%	16.56% to 17.29%	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%

(ag) Renamed on April 29, 2013. Previously known as Business Opportunity Value.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	328	388	571	626	586
Units issued	47	49	168	120	192
Units redeemed	(81)	(109)	(351)	(175)	(152)

Units, end of period (000’s)	294	328	388	571	626

Unit value, end of period $	17.42 to 18.39	13.83 to 14.51	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41
Assets, end of period $ (000’s)	5,352	4,697	4,770	7,522	7,090
Investment income ratio*	2.48%	1.44%	1.59%	1.99%	1.16%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.98% to 26.77%	15.95% to 16.67%	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,707	5,101	5,642	6,856	5,928
Units issued	576	345	542	630	2,424
Units redeemed	(825)	(739)	(1,083)	(1,844)	(1,496)

Units, end of period (000’s)	4,458	4,707	5,101	5,642	6,856

Unit value, end of period $	15.96 to 16.85	14.23 to 14.93	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85
Assets, end of period $ (000’s)	73,876	69,203	67,025	73,814	80,535
Investment income ratio*	2.85%	2.35%	3.26%	2.69%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.19% to 12.89%	11.21% to 11.90%	0.05% to 0.67%	11.09% to 11.78%	30.08% to 30.89%

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	416	313	368	326	287
Units issued	257	186	140	215	149
Units redeemed	(290)	(83)	(195)	(173)	(110)

Units, end of period (000’s)	383	416	313	368	326

Unit value, end of period $	14.80 to 15.62	14.32 to 15.02	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15
Assets, end of period $ (000’s)	5,941	6,237	4,315	4,879	3,959
Investment income ratio*	2.94%	3.16%	4.56%	2.64%	5.74%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.36% to 3.99%	7.88% to 8.55%	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,723	3,242	3,455	3,875	3,823
Units issued	659	226	404	412	553
Units redeemed	(549)	(745)	(617)	(832)	(501)

Units, end of period (000’s)	2,833	2,723	3,242	3,455	3,875

Unit value, end of period $	16.69 to 17.62	14.07 to 14.76	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64
Assets, end of period $ (000’s)	49,210	39,760	41,438	44,970	44,742
Investment income ratio*	2.73%	1.73%	2.75%	2.29%	3.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.64% to 19.38%	13.21% to 13.91%	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	880	285	233	162	111
Units issued	88	701	151	159	69
Units redeemed	(577)	(106)	(99)	(88)	(18)

Units, end of period (000’s)	391	880	285	233	162

Unit value, end of period $	15.59 to 16.45	14.23 to 14.92	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90
Assets, end of period $ (000’s)	6,413	12,837	3,831	3,061	1,922
Investment income ratio*	1.84%	4.35%	4.07%	3.01%	6.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.58% to 10.26%	10.04% to 10.70%	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,005	1,084	1,223	1,277	1,251
Units issued	397	333	251	752	373
Units redeemed	(120)	(412)	(390)	(806)	(347)

Units, end of period (000’s)	1,282	1,005	1,084	1,223	1,277

Unit value, end of period $	23.45 to 25.23	17.73 to 18.95	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07
Assets, end of period $ (000’s)	31,904	18,905	17,375	20,002	16,601
Investment income ratio*	1.22%	1.45%	0.72%	1.17%	1.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.26% to 33.09%	16.81% to 17.54%	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	828	886	1,031	1,249	1,426
Units issued	135	156	165	168	308
Units redeemed	(226)	(214)	(310)	(386)	(485)

Units, end of period (000’s)	737	828	886	1,031	1,249

Unit value, end of period $	60.31 to 68.19	44.35 to 49.83	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43
Assets, end of period $ (000’s)	39,802	32,502	28,292	36,028	34,766
Investment income ratio*	0.07%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.99% to 36.84%	21.58% to 22.34%	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,244	1,458	1,674	1,899	1,877
Units issued	147	134	94	181	726
Units redeemed	(333)	(348)	(310)	(406)	(704)

Units, end of period (000’s)	1,058	1,244	1,458	1,674	1,899

Unit value, end of period $	32.69 to 36.05	25.02 to 27.42	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74
Assets, end of period $ (000’s)	37,529	33,273	32,773	39,553	38,650
Investment income ratio*	1.09%	0.87%	0.74%	2.04%	0.68%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.65% to 31.47%	18.81% to 19.54%	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	7,030	8,811	9,518	9,456	19,383
Units issued	4,560	4,340	7,370	9,920	8,888
Units redeemed	(5,788)	(6,121)	(8,077)	(9,858)	(18,815)

Units, end of period (000’s)	5,802	7,030	8,811	9,518	9,456

Unit value, end of period $	15.92 to 17.37	16.03 to 17.37	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34
Assets, end of period $ (000’s)	96,868	116,294	145,814	156,122	154,284
Investment income ratio*	0.01%	0.04%	0.00%	0.05%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.63%) to 0.01%	(0.58%) to 0.03%	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,299	1,207	1,327	1,438	1,299
Units issued	252	498	487	563	724
Units redeemed	(501)	(406)	(607)	(674)	(585)

Units, end of period (000’s)	1,050	1,299	1,207	1,327	1,438

Unit value, end of period $	16.57 to 17.49	16.17 to 16.97	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36
Assets, end of period $ (000’s)	18,245	21,920	20,267	27,940	26,305
Investment income ratio*	0.57%	0.92%	0.49%	0.73%	1.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.42% to 3.07%	(0.04%) to 0.58%	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,111	1,180	1,215	1,284	1,452
Units issued	202	115	242	272	322
Units redeemed	(199)	(184)	(277)	(341)	(490)

Units, end of period (000’s)	1,114	1,111	1,180	1,215	1,284

Unit value, end of period $	60.03 to 105.43	60.44 to 105.48	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50
Assets, end of period $ (000’s)	56,578	57,104	52,298	50,397	40,631
Investment income ratio*	1.99%	1.76%	1.50%	1.96%	3.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.67%) to (0.05%)	16.60% to 17.33%	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,320	1,287	997	987	880
Units issued	363	650	779	754	757
Units redeemed	(790)	(617)	(489)	(744)	(650)

Units, end of period (000’s)	893	1,320	1,287	997	987

Unit value, end of period $	13.49 to 14.24	14.96 to 15.69	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81
Assets, end of period $ (000’s)	12,661	20,613	18,488	12,772	11,643
Investment income ratio*	2.10%	1.75%	4.18%	11.44%	9.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.81%) to (9.25%)	8.19% to 8.86%	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	237	204	320	206	93
Units issued	36	70	148	188	313
Units redeemed	(34)	(37)	(264)	(74)	(200)

Units, end of period (000’s)	239	237	204	320	206

Unit value, end of period $	22.53 to 23.78	15.79 to 16.57	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02
Assets, end of period $ (000’s)	5,629	3,892	3,033	5,132	2,669
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	42.67% to 43.55%	9.85% to 10.54%	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	4,321	3,569	2,826	—
Units issued	2,072	2,583	2,222	3,247
Units redeemed	(1,463)	(1,831)	(1,479)	(421)

Units, end of period (000’s)	4,930	4,321	3,569	2,826

Unit value, end of period $	10.28 to 10.52	10.43 to 10.60	10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)	51,786	45,734	37,341	28,770
Investment income ratio*	2.36%	1.85%	2.48%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.37%) to (0.74%)	0.53% to 1.18%	2.19% to 2.83%	1.49% to 1.91%

(a) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,998	2,386	2,530	2,809	3,103
Units issued	236	198	474	323	325
Units redeemed	(585)	(586)	(618)	(602)	(619)

Units, end of period (000’s)	1,649	1,998	2,386	2,530	2,809

Unit value, end of period $	27.28 to 30.46	19.03 to 21.12	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92
Assets, end of period $ (000’s)	47,981	40,282	41,418	47,104	42,830
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	43.32% to 44.21%	15.80% to 16.53%	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,249	1,262	1,340	1,376	1,550
Units issued	460	200	138	253	222
Units redeemed	(192)	(213)	(216)	(289)	(396)

Units, end of period (000’s)	1,517	1,249	1,262	1,340	1,376

Unit value, end of period $	16.20 to 24.79	11.75 to 17.87	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74
Assets, end of period $ (000’s)	27,526	16,908	14,878	16,575	13,420
Investment income ratio*	1.57%	2.05%	1.18%	0.56%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	37.89% to 38.75%	15.34% to 16.06%	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	571	685	969	688	121
Units issued	220	247	179	1,164	724
Units redeemed	(83)	(361)	(463)	(883)	(157)

Units, end of period (000’s)	708	571	685	969	688

Unit value, end of period $	17.97 to 18.97	12.89 to 13.52	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21
Assets, end of period $ (000’s)	13,357	7,689	7,897	11,507	6,321
Investment income ratio*	0.72%	0.00%	0.09%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	39.40% to 40.28%	16.15% to 16.88%	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,128	2,538	2,747	3,034	3,523
Units issued	147	164	375	482	713
Units redeemed	(461)	(574)	(584)	(769)	(1,202)

Units, end of period (000’s)	1,814	2,128	2,538	2,747	3,034

Unit value, end of period $	37.23 to 64.51	28.10 to 48.39	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75
Assets, end of period $ (000’s)	79,582	69,505	71,796	76,958	66,941
Investment income ratio*	0.57%	0.87%	0.84%	0.42%	0.68%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.50% to 33.33%	15.06% to 15.78%	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	353	361	369	468	309
Units issued	63	96	80	124	292
Units redeemed	(54)	(104)	(88)	(223)	(133)

Units, end of period (000’s)	362	353	361	369	468

Unit value, end of period $	21.58 to 22.78	16.49 to 17.30	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36
Assets, end of period $ (000’s)	8,169	6,064	5,324	5,509	5,771
Investment income ratio*	1.75%	0.25%	0.61%	1.37%	0.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.86% to 31.68%	15.68% to 16.41%	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	56	55	148	36	—
Units issued	4	24	16	143	62
Units redeemed	(60)	(23)	(109)	(31)	(26)

Units, end of period (000’s)	—	56	55	148	36

Unit value, end of period $	18.74 to 19.23	13.95 to 14.23	12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	—	813	687	1,954	386
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.34% to 35.12%	15.55% to 16.27%	(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(af)   Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

(ai)   Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09
Units, beginning of period	448	459	516	114	64
Units issued	251	120	150	546	79
Units redeemed	(190)	(131)	(207)	(144)	(29)

Units, end of period (000’s)	509	448	459	516	114

Unit value, end of period $	17.24 to 18.22	16.72 to 17.55	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13
Assets, end of period $ (000’s)	9,198	7,792	7,078	7,801	1,489
Investment income ratio*	5.90%	6.85%	10.92%	21.94%	9.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.15% to 3.81%	12.24% to 12.94%	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,932	2,075	2,242	2,331	2,495
Units issued	322	199	296	333	504
Units redeemed	(340)	(342)	(463)	(422)	(668)

Units, end of period (000’s)	1,914	1,932	2,075	2,242	2,331

Unit value, end of period $	20.20 to 22.27	20.84 to 22.83	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14
Assets, end of period $ (000’s)	41,622	43,296	44,710	44,996	43,935
Investment income ratio*	3.36%	1.63%	4.25%	4.33%	4.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.05%) to (2.44%)	3.44% to 4.08%	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,886	6,999	7,539	6,957	6,028
Units issued	979	1,787	1,901	3,692	3,716
Units redeemed	(1,887)	(1,900)	(2,441)	(3,110)	(2,787)

Units, end of period (000’s)	5,978	6,886	6,999	7,539	6,957

Unit value, end of period $	16.11 to 17.22	16.53 to 17.57	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46
Assets, end of period $ (000’s)	102,609	120,646	112,955	117,041	100,285
Investment income ratio*	3.05%	2.12%	4.43%	2.46%	4.34%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.60%) to (1.98%)	7.89% to 8.57%	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,063	1,110	1,225	1,380	1,522
Units issued	74	147	123	91	312
Units redeemed	(146)	(194)	(238)	(246)	(454)

Units, end of period (000’s)	991	1,063	1,110	1,225	1,380

Unit value, end of period $	20.10 to 71.52	15.16 to 53.59	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42
Assets, end of period $ (000’s)	26,354	21,009	19,386	21,544	20,572
Investment income ratio*	1.48%	1.59%	1.24%	1.39%	1.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.63% to 33.45%	14.84% to 15.56%	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%

	Sub-Account
	Ultra Short Term Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	44	75	—
Units issued	388	43	86
Units redeemed	(28)	(74)	(11)

Units, end of period (000’s)	404	44	75

Unit value, end of period $	9.86 to 10.07	9.93 to 10.07	9.93 to 10.00
Assets, end of period $ (000’s)	4,056	431	746
Investment income ratio*	2.66%	1.10%	3.44%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.69%) to (0.02%)	(0.02%) to 0.66%	(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Equity Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)
Units, beginning of period	119	—
Units issued	21	293
Units redeemed	(41)	(174)

Units, end of period (000’s)	99	119

Unit value, end of period $	13.06 to 13.20	10.24 to 10.28
Assets, end of period $ (000’s)	1,313	1,227
Investment income ratio*	1.59%	1.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	27.55% to 28.36%	2.38% to 2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	618	1,015	959	918	817
Units issued	52	151	289	756	287
Units redeemed	(261)	(548)	(233)	(715)	(186)

Units, end of period (000’s)	409	618	1,015	959	918

Unit value, end of period $	25.11 to 26.50	20.94 to 21.97	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88
Assets, end of period $ (000’s)	10,744	13,507	19,531	17,302	14,518
Investment income ratio*	1.61%	3.24%	3.83%	2.95%	4.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.90% to 20.65%	12.93% to 13.63%	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	572	512	658	940	597
Units issued	66	255	86	188	861
Units redeemed	(114)	(195)	(232)	(470)	(518)

Units, end of period (000’s)	524	572	512	658	940

Unit value, end of period $	23.42 to 24.72	17.40 to 18.25	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57
Assets, end of period $ (000’s)	12,913	10,423	7,930	10,090	11,787
Investment income ratio*	0.82%	0.91%	0.98%	1.07%	1.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.60% to 35.44%	16.77% to 17.50%	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

83

Prospectus dated April 30, 2014

for interests in

John Hancock Variable Life Account S

Interests are made available under

PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus or minus the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Variable Life Account S (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 14 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

5

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of any fixed accounts are more restrictive than those that apply to transfers out of investment accounts.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distribtuions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you

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would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, request a BSI increase, withdraw account value, or transfer account value between investment options. We reserve the right to increase the premium sales charge beyond the level indicated in the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Premium sales charge	Upon payment of premium	8% of any premium paid	7% of any premium paid in policy years 1-10 3% of any premium paid in policy year 11 and thereafter
Maximum contingent deferred sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC	100% of first year Target Premium for surrenders in policy year 1(1) Pro rata portion of applicable CDSC
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal value or $50	Lesser of 2% of withdrawal value or $50
Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25(2)	$0(2)

(1)	The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The “Target Premium” for each policy year is determined at the time the policy is ussed and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.33 per $1,000 of AAR	$83.33 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Maximum issue charge(2)	Monthly	2% of Target Premium	2% of Target Premium
Maintenance charge	Monthly	$20	$12
Asset-based risk charge(3)	Monthly	.07% of the first $25,000 of separate account assets in all policy years; .07% of separate account assets in excess of $25,000 in policy years 1-5, and .03% in policy years 6 and thereafter	.05% of the first $25,000 of separate account assets in all policy years; .05% of separate account assets in excess of $25,000 in policy years 1-5, and .02% in policy years 6-10, and 0% in policy years 11 and thereafter
Per thousand TSI charge(4)	Monthly	$0.04 per $1,000 of Total Sum Insured	$0.04 per $1,000 of Total Sum Insured
Maximum policy loan interest rate(5)	Accrues daily Payable annually	3.75%	3.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2)	The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.
(4)	This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.
(5)	3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured
Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit

(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC. (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.

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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
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Portfolio	Portfolio Manager	Investment Objective
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the

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assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States, except New York. We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account S

The variable investment options shown on page 1 are in fact subaccounts of the Separate Account and initially established by JHVLICO under Massachusetts law. On December 31, 2009, as a result of the merger of JHLICO and JHVLICO into John Hancock USA, we became the owner of all the assets of the Separate Account and currently operate the Separate Account under Michigan law (see “Description of John Hancock USA”).

The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy holders under the policy.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the

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provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

  that amount of premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company,
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock USA representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

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(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

  The tax problem resolves itself prior to the date the refund is to be made; or
  The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

  5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.
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  Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.

The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see “The death benefit” below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any “due date” calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and reinstatement” above.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

  Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
  Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person , or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

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Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The “age 100 adjustment date” is defined under “When the younger insured person reaches 100”). Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

  We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.
  The death benefit will become equal to the greater of the following:
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  the account value on the date of death, and
  the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

  the remaining Basic Sum Insured will be at least $250,000, and the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

  Total Sum Insured decreases
  Additional Sum Insured increases

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a

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change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed investment option, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

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All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options, as described in the “Market timing and disruptive trading risks” section of this prospectus. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent

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trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

  You can only make such a transfer once in each policy year.
  Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
  The most you can transfer at any one time is the greater of (i) $500, (ii) 25% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment options after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment options that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender

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value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

  We first determine the surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.
  We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).
  We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

  The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.
  The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

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Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”) .

Description of charges at the policy level

Deductions from premium payments

  Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy year 1-10 and 3% thereafter. The percentage is guaranteed to never exceed 8% for any policy year.
  Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years up to the Target Premium.

Deductions from account value

  Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs, equal to 2 % of the “Target Premium” and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
  Per Thousand TSI charge - A monthly charge to hlep defray our sales and administrative costs, currently equal to $0.035 per thousand of Total Sum Insured for the first 10 policy years. The guaranteed charge is $0.035 per thousand of Total Sum Insured in every year.
  Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge currently equal to $12 per month (guaranteed amount of $20 per month) in all policy years.
  Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person‘s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The death benefit”).
  Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 11 and thereafter. This charge does not apply to the fixed investment option.
  Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under “Optional benefit riders you can add.”
  Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:
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Policy Year(s)	Percentage of Premiums Received
1	100%
2	93%
3	86%
4	79%
5	71%
6	64%
7	57%
8	50%
9	43%
10	36%
11	29%
12	21%
13	14%
14	7%
15 and later	0%

The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see “Partial withdrawals”).

  Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Transfer fee

We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

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Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the prospectus for the underlying portfolio) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

  Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or
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  certain federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.
  Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:
  you surrender the policy before the CDSC is equal to zero; and
  the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.
  Enhanced Yield Fixed Account Rider - You may elect to allocate your premiums or policy value to the enhanced yield fixed account that we offer by rider. Obligations under the enhanced yield fixed account are backed by our general account. We will credit interest at the rate we declare. Additional transfer restrictions apply to amounts in enhanced yield fixed account (see “Transfers of existing account value”).

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We

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will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  Each insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
  Combining or removing investment options
  Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

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While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

  Determine when and how much you invest in the various investment options
  Borrow or withdraw amounts you have in the investment options
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its surrender value
  Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at one of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock USA prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account

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and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

  loans
  surrenders or partial withdrawals
  change of death benefit option
  increase or decrease in Total Sum Insured
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

  transfers of account value among investment options
  change of allocation among investment options for new premium payments
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You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These

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arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8% of any excess premiums; policy years 2-5, 8% of the premium paid up to the first tier and 4% of any excess premiums; policy years 6-10, 8% of the premium paid up to the first tier and 3% of any excess premiums; and policy years 11+, no commissions paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree

34

medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in

35

section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

36

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce

37

the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Variable Life Account S at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP,

38

independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

39

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782  —  1933 Act File No. 333-164154

Statement of Additional Information
dated April 30, 2014

for interests in

John Hancock Variable Life Account S
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	3
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Variable Life Account S, the separate account that currently funds your policy. Effective at the time of the merger, we became the depositor of John Hancock Variable Life Account S (the “Separate Account” “Registrant”).

Except for the succession of John Hancock USA as the Depositor for the Separate Account and its assumption of the obligations arising under the policies, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the policies. We will continue to administer and service inforce policies of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these policies.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Variable Life Account S at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2013, 2012, and 2011 was $119,574,297, $156,801,522 and $158,741,294, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-164150	333-164156
333-164151	333-164154
333-164152	333-164155
333-164153
4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

John Hancock Variable Life Account S of John Hancock Life Insurance Company (U.S.A.)

Audited Financial Statements

Year ended December 31, 2013 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account S

“Active” sub-accounts

500 Index Trust B	Lifestyle Aggressive Trust
Active Bond Trust	Lifestyle Balanced Trust
All Cap Core Trust	Lifestyle Conservative Trust
Alpha Opportunities Trust	Lifestyle Growth Trust
American Asset Allocation Trust Series 1	Lifestyle Moderate Trust
American Global Growth Trust Series 1	Mid Cap Index Trust
American Growth Trust Series 1	Mid Cap Stock Trust
American Growth-Income Trust Series 1	Mid Value Trust
American International Trust Series 1	Money Market Trust B
American New World Trust Series 1	Natural Resources Trust
Blue Chip Growth Trust	Real Estate Securities Trust
Bond Trust	Real Return Bond Trust
Capital Appreciation Trust	Science & Technology Trust
Capital Appreciation Value Trust	Short Term Government Income Trust
Core Bond Trust	Small Cap Growth Trust
Core Strategy Trust	Small Cap Index Trust
Emerging Markets Value Trust	Small Cap Opportunities Trust
Equity-Income Trust	Small Cap Value Trust
Financial Services Trust	Small Company Value Trust
Franklin Templeton Founding Allocation Trust	Strategic Income Opportunities Trust
Fundamental All Cap Core Trust	Total Bond Market Trust B
Fundamental Large Cap Value Trust	Total Return Trust
Fundamental Value Trust	Total Stock Market Index Trust
Global Bond Trust	Ultra Short Term Bond Trust
Global Trust	U.S. Equity Trust
Health Sciences Trust	Utilities Trust
High Yield Trust	Value Trust
International Core Trust	All Asset Portfolio
International Equity Index Trust B	Brandes International Equity
International Growth Stock Trust	Frontier Capital Appreciation
International Small Company Trust	Large Cap Growth
International Value Trust	Large Cap Value
Investment Quality Bond Trust

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

All Cap Value Trust	Disciplined Diversification Trust
American Global Small Capitalization Trust Series 1	Fundamental Holdings Trust Series 1
American High-Income Bond Trust Series 1	Global Diversification Trust Series 1
Core Allocation Plus Trust	Smaller Company Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”), comprised of the active sub-accounts as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account S at December 31, 2013, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2014

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
500 Index Trust B - 20,929,038 shares (cost $321,702,723)	$488,274,461
Active Bond Trust - 4,716,640 shares (cost $46,107,365)	45,279,745
All Cap Core Trust - 25,547 shares (cost $564,080)	642,774
All Cap Value Trust	—
Alpha Opportunities Trust - 122,526 shares (cost $1,666,715)	1,987,378
American Asset Allocation Trust Series 1 - 24,719 shares (cost $280,443)	376,228
American Global Growth Trust Series 1 - 53,552 shares (cost $626,187)	839,693
American Global Small Capitalization Trust Series 1	—
American Growth Trust Series 1 - 1,403,499 shares (cost $22,605,476)	31,494,525
American Growth-Income Trust Series 1 - 414,400 shares (cost $6,614,955)	9,100,226
American High-Income Bond Trust Series 1	—
American International Trust Series 1 - 1,388,877 shares (cost $21,500,038)	26,708,103
American New World Trust Series 1 - 425,478 shares (cost $5,637,174)	6,335,363
Blue Chip Growth Trust - 3,575,673 shares (cost $68,144,762)	122,288,032
Bond Trust - 39,102 shares (cost $543,147)	519,672
Capital Appreciation Trust - 2,964,923 shares (cost $30,348,101)	46,816,127
Capital Appreciation Value Trust - 135,051 shares (cost $1,650,316)	1,755,661
Core Allocation Plus Trust	—
Core Bond Trust - 584,501 shares (cost $7,900,677)	7,481,617
Core Strategy Trust - 67,280 shares (cost $959,467)	974,894
Disciplined Diversification Trust	—
Emerging Markets Value Trust - 2,882,870 shares (cost $31,482,964)	28,540,418
Equity-Income Trust - 7,931,867 shares (cost $113,036,285)	156,733,701
Financial Services Trust - 243,336 shares (cost $2,990,849)	3,852,014
Franklin Templeton Founding Allocation Trust - 41,514 shares (cost $406,457)	541,345
Fundamental All Cap Core Trust - 3,000,675 shares (cost $40,289,192)	62,053,963
Fundamental Holdings Trust Series 1	—
Fundamental Large Cap Value Trust - 853,423 shares (cost $12,769,229)	13,603,555
Fundamental Value Trust - 273,106 shares (cost $3,941,145)	5,505,827
Global Bond Trust - 2,714,706 shares (cost $35,208,417)	33,472,322
Global Diversification Trust Series 1	—
Global Trust - 65,489 shares (cost $1,012,984)	1,340,553
Health Sciences Trust - 817,093 shares (cost $17,304,415)	23,989,850
High Yield Trust - 5,480,040 shares (cost $33,222,917)	33,099,444
International Core Trust - 1,100,780 shares (cost $12,556,318)	12,846,105
International Equity Index Trust B - 6,851,724 shares (cost $107,063,756)	117,370,034
International Growth Stock Trust - 559,642 shares (cost $7,920,440)	9,435,570
International Small Company Trust - 890,242 shares (cost $8,988,904)	11,217,047
International Value Trust - 3,247,905 shares (cost $37,597,188)	47,679,244
Investment Quality Bond Trust - 715,641 shares (cost $8,641,225)	8,136,840
Lifestyle Aggressive Trust - 490,538 shares (cost $4,172,566)	5,351,767
Lifestyle Balanced Trust - 5,384,580 shares (cost $58,880,051)	73,876,439
Lifestyle Conservative Trust - 471,098 shares (cost $6,123,233)	5,940,546
Lifestyle Growth Trust - 3,455,729 shares (cost $40,120,405)	49,209,583
Lifestyle Moderate Trust - 468,468 shares (cost $5,947,166)	6,413,329

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable lnsurance Trust portfolios:
Mid Cap Index Trust - 1,462,143 shares (cost $26,055,236)	31,903,970
Mid Cap Stock Trust - 1,878,329 shares (cost $27,995,410)	39,801,781
Mid Value Trust - 2,692,211 shares (cost $27,645,714)	37,529,421
Money Market Trust B - 96,868,324 shares (cost $96,868,324)	96,868,324
Natural Resources Trust - 1,795,736 shares (cost $18,856,402)	18,244,682
Real Estate Securities Trust - 4,111,783 shares (cost $51,352,735)	56,578,136
Real Return Bond Trust - 1,087,736 shares (cost $13,872,004)	12,661,251
Science & Technology Trust - 226,522 shares (cost $3,973,834)	5,629,078
Short Term Government Income Trust - 4,142,883 shares (cost $53,387,246)	51,786,034
Small Cap Growth Trust - 3,722,308 shares (cost $36,099,188)	47,980,546
Small Cap Index Trust - 1,737,766 shares (cost $22,596,982)	27,526,210
Small Cap Opportunities Trust - 435,094 shares (cost $9,383,377)	13,357,376
Small Cap Value Trust - 3,056,130 shares (cost $55,927,902)	79,581,631
Small Company Value Trust - 323,918 shares (cost $5,613,706)	8,169,202
Smaller Company Growth Trust	—
Strategic Income Opportunities Trust - 700,008 shares (cost $9,580,196)	9,198,106
Total Bond Market Trust B - 4,125,060 shares (cost $42,578,796)	41,621,852
Total Return Trust - 7,572,651 shares (cost $107,610,444)	102,609,422
Total Stock Market Index Trust - 1,542,949 shares (cost $17,474,373)	26,353,576
Ultra Short Term Bond Trust - 338,555 shares (cost $4,102,641)	4,055,884
U.S. Equity Trust - 74,119 shares (cost $1,065,619)	1,313,393
Utilities Trust - 696,752 shares (cost $8,621,011)	10,743,923
Value Trust - 498,170 shares (cost $8,575,280)	12,912,557

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,398,340 shares (cost $26,666,005)	$26,477,672
Brandes International Equity - 6,210,284 shares (cost $69,907,211)	81,665,229
Frontier Capital Appreciation - 2,108,295 shares (cost $51,713,136)	62,637,441
Large Cap Growth - 2,426,460 shares (cost $41,334,736)	60,030,632
Large Cap Value - 1,853,339 shares (cost $19,760,782)	25,520,483

Total assets	$2,493,841,807

Contract Owners’ Equity
Variable universal life insurance contracts	$2,493,841,807

See accompanying notes.

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$8,066,116	$3,799,036	$2,683,415	$1,929,228

Total investment income	8,066,116	3,799,036	2,683,415	1,929,228
Expenses:
Mortality and expense risk	281,439	212,229	69,988	71,292

Net investment income (loss)	7,784,677	3,586,807	2,613,427	1,857,936

Realized gains (losses) on investments:
Capital gain distributions	914,539	—	—	306,153
Net realized gains (losses)	11,546,257	4,300,247	517,865	445,522

Realized gains (losses)	12,460,796	4,300,247	517,865	751,675
Unrealized appreciation (depreciation) during the period	101,956,990	46,207,135	(3,114,674)	1,494,898

Net increase (decrease) in assets from operations	122,202,463	54,094,189	16,618	4,104,509

Changes from principal transactions:
Transfer of net premiums	5,872,847	6,433,212	1,512,545	1,363,891
Transfer on terminations	(19,807,455)	(23,308,517)	(2,234,260)	(3,510,023)
Transfer on policy loans	(1,473,141)	(7,242)	(281,184)	(222,223)
Net interfund transfers	(6,542,952)	(224,179)	(1,055,931)	1,668,016

Net increase (decrease) in assets from principal transactions	(21,950,701)	(17,106,726)	(2,058,830)	(700,339)

Total increase (decrease) in assets	100,251,762	36,987,463	(2,042,212)	3,404,170

Assets, beginning of period	388,022,699	351,035,236	47,321,957	43,917,787

Assets, end of period	$488,274,461	$388,022,699	$45,279,745	$47,321,957

(z)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Value Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12

$1,339,203	$1,289,726	$3,212	$2,254	$128,364	$78,178

1,339,203	1,289,726	3,212	2,254	128,364	78,178

9,056	9,418	984	768	6,495	14,657

1,330,147	1,280,308	2,228	1,486	121,869	63,521

—	—	—	—	4,965,332	449,853
1,130,782	487,998	25,250	26,489	(2,314,366)	1,326,982

1,130,782	487,998	25,250	26,489	2,650,966	1,776,835
(2,533,431)	1,896,968	50,754	15,667	(413,144)	(617,832)

(72,502)	3,665,274	78,232	43,642	2,359,691	1,222,524

568,812	635,609	76,917	32,255	219,417	214,915
(1,099,760)	(881,975)	(29,173)	(54,290)	(425,393)	(398,669)
17,196	11,709	(5,277)	(145)	(9,193)	(25,820)
(4,861,392)	4,302,887	316,859	(122,609)	(10,405,254)	(4,544,330)

(5,375,144)	4,068,230	359,326	(144,789)	(10,620,423)	(4,753,904)

(5,447,646)	7,733,504	437,558	(101,147)	(8,260,732)	(3,531,380)

31,925,318	24,191,814	205,216	306,363	8,260,732	11,792,112

$26,477,672	$31,925,318	$642,774	$205,216	—	$8,260,732

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$12,423	$8,954	$3,692	$7,285

Total investment income	12,423	8,954	3,692	7,285
Expenses:
Mortality and expense risk	315	180	—	—

Net investment income (loss)	12,108	8,774	3,692	7,285

Realized gains (losses) on investments:
Capital gain distributions	153,484	103,100	—	—
Net realized gains (losses)	177,599	33,947	85,564	30,062

Realized gains (losses)	331,083	137,047	85,564	30,062
Unrealized appreciation (depreciation) during the period	197,253	139,574	457	31,239

Net increase (decrease) in assets from operations	540,444	285,395	89,713	68,586

Changes from principal transactions:
Transfer of net premiums	14,542	15,304	26,381	28,036
Transfer on terminations	(72,808)	(13,737)	(130,587)	(15,052)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(63,235)	(468,598)	(85,853)	(52,122)

Net increase (decrease) in assets from principal transactions	(121,501)	(467,031)	(190,059)	(39,138)

Total increase (decrease) in assets	418,943	(181,636)	(100,346)	29,448

Assets, beginning of period	1,568,435	1,750,071	476,574	447,126

Assets, end of period	$1,987,378	$1,568,435	$376,228	$476,574

(u)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(x)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.

See accompanying notes.

Sub-Account
American Blue Chip Income and Growth Trust Series 1	American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12

—	$6,806	$2,090	$387	$1,802

—	6,806	2,090	387	1,802

1,854	69	35	13	96

(1,854)	6,737	2,055	374	1,706

522,284	—	—	—	—
(171,065)	5,026	3,418	22,438	1,247

351,219	5,026	3,418	22,438	1,247
(21,435)	156,014	92,526	(5,199)	11,817

327,930	167,777	97,999	17,613	14,770

74,585	9,862	9,350	3,203	2,437
(424,516)	(7,314)	(17,527)	(1,477)	(3,982)
7,336	—	2,608	—	—
(2,037,979)	212,975	(448,465)	(232,837)	154,614

(2,380,574)	215,523	(454,034)	(231,111)	153,069

(2,052,644)	383,300	(356,035)	(213,498)	167,839

2,052,644	456,393	812,428	213,498	45,659

—	$839,693	$456,393	—	$213,498

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$156,431	$106,767	$81,681	$103,868

Total investment income	156,431	106,767	81,681	103,868
Expenses:
Mortality and expense risk	32,419	30,734	15,134	10,485

Net investment income (loss)	124,012	76,033	66,547	93,383

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,314,267	2,374,067	526,110	668,932

Realized gains (losses)	2,314,267	2,374,067	526,110	668,932
Unrealized appreciation (depreciation) during the period	4,565,335	2,345,468	1,866,097	27,126

Net increase (decrease) in assets from operations	7,003,614	4,795,568	2,458,754	789,441

Changes from principal transactions:
Transfer of net premiums	548,714	742,311	205,300	146,246
Transfer on terminations	(1,445,896)	(1,655,521)	(556,136)	(717,628)
Transfer on policy loans	(101,427)	9,373	(45,868)	5,911
Net interfund transfers	(818,436)	(7,942,756)	(1,301,080)	3,088,047

Net increase (decrease) in assets from principal transactions	(1,817,045)	(8,846,593)	(1,697,784)	2,522,576

Total increase (decrease) in assets	5,186,569	(4,051,025)	760,970	3,312,017

Assets, beginning of period	26,307,956	30,358,981	8,339,256	5,027,239

Assets, end of period	$31,494,525	$26,307,956	$9,100,226	$8,339,256

(y)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

Sub-Account
American High-Income Bond Trust Series 1		American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$977	$80,271	$238,361	$255,719	$56,752	$24,339

977	80,271	238,361	255,719	56,752	24,339

1,241	3,674	10,907	12,036	2,942	2,366

(264)	76,597	227,454	243,683	53,810	21,973

30,457	—	—	—	—	—
(28,362)	822	1,447,981	435,165	21,441	(6,337)

2,095	822	1,447,981	435,165	21,441	(6,337)
32,784	35,461	3,279,350	3,287,714	495,581	619,865

34,615	112,880	4,954,785	3,966,562	570,832	635,501

2,973	3,791	511,210	544,920	36,462	85,820
(16,054)	(102,191)	(1,058,676)	(1,341,618)	(97,903)	(123,641)
—	—	(177,366)	20,387	10,603	8,286
(1,237,828)	455,854	(2,103,375)	(6,431,313)	1,449,551	(41,460)

(1,250,909)	357,454	(2,828,207)	(7,207,624)	1,398,713	(70,995)

(1,216,294)	470,334	2,126,578	(3,241,062)	1,969,545	564,506

1,216,294	745,960	24,581,525	27,822,587	4,365,818	3,801,312

—	$1,216,294	$26,708,103	$24,581,525	$6,335,363	$4,365,818

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust	Blue Chip Growth Trust
	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,318	$330,409	$128,034

Total investment income	1,318	330,409	128,034
Expenses:
Mortality and expense risk	—	141,443	145,983

Net investment income (loss)	1,318	188,966	(17,949)

Realized gains (losses) on investments:
Capital gain distributions	30,129	—	—
Net realized gains (losses)	(22,333)	6,206,069	3,577,348

Realized gains (losses)	7,796	6,206,069	3,577,348
Unrealized appreciation (depreciation) during the period	(1,543)	30,942,214	11,654,620

Net increase (decrease) in assets from operations	7,571	37,337,249	15,214,019

Changes from principal transactions:
Transfer of net premiums	3	1,944,071	2,299,532
Transfer on terminations	(1,180)	(7,074,040)	(7,216,601)
Transfer on policy loans	—	(419,289)	(70,233)
Net interfund transfers	(95,120)	(4,933,707)	708,910

Net increase (decrease) in assets from principal transactions	(96,297)	(10,482,965)	(4,278,392)

Total increase (decrease) in assets	(88,726)	26,854,284	10,935,627

Assets, beginning of period	88,726	95,433,748	84,498,121

Assets, end of period	—	$122,288,032	$95,433,748

(w)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Bond Trust		Brandes International Equity		Capital Appreciation Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$15,607	$37,245	$1,828,661	$1,329,972	$101,982	$71,821

15,607	37,245	1,828,661	1,329,972	101,982	71,821

790	862	2,703	2,366	50,292	49,510

14,817	36,383	1,825,958	1,327,606	51,690	22,311

3,941	5,680	—	—	—	—
(24,870)	825	(1,956,329)	(13,508,389)	2,837,202	3,345,697

(20,929)	6,505	(1,956,329)	(13,508,389)	2,837,202	3,345,697
(14,931)	12,977	11,626,770	25,813,982	9,998,600	2,291,271

(21,043)	55,865	11,496,399	13,633,199	12,887,492	5,659,279

19,821	31,413	2,043,767	2,236,966	738,384	950,357
(718,377)	(126,839)	(8,286,164)	(4,736,069)	(3,597,072)	(2,520,697)
—	(116)	2,894,839	28,940	(180,512)	(18,933)
(206,914)	261,395	6,128,628	(17,850,819)	2,669,578	(6,606,466)

(905,470)	165,853	2,781,070	(20,320,982)	(369,622)	(8,195,739)

(926,513)	221,718	14,277,469	(6,687,783)	12,517,870	(2,536,460)

1,446,185	1,224,467	67,387,760	74,075,543	34,298,257	36,834,717

$519,672	$1,446,185	$81,665,229	$67,387,760	$46,816,127	$34,298,257

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust		Core Allocation Plus Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$20,303	$26,221	$1	$13,385

Total investment income	20,303	26,221	1	13,385
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	20,303	26,221	1	13,385

Realized gains (losses) on investments:
Capital gain distributions	133,341	92,046	9	3,996
Net realized gains (losses)	144,236	38,481	163,926	(26,076)

Realized gains (losses)	277,577	130,527	163,935	(22,080)
Unrealized appreciation (depreciation) during the period	133,526	(29,684)	10,978	39,173

Net increase (decrease) in assets from operations	431,406	127,064	174,914	30,478

Changes from principal transactions:
Transfer of net premiums	42,606	27,747	—	5,232
Transfer on terminations	(51,922)	(75,091)	(3,803)	(4,096)
Transfer on policy loans	—	(2,998)	—	—
Net interfund transfers	(711,071)	1,017,349	(1,363,767)	750,359

Net increase (decrease) in assets from principal transactions	(720,387)	967,007	(1,367,570)	751,495

Total increase (decrease) in assets	(288,981)	1,094,071	(1,192,656)	781,973

Assets, beginning of period	2,044,642	950,571	1,192,656	410,683

Assets, end of period	$1,755,661	$2,044,642	—	$1,192,656

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Core Bond Trust		Core Strategy Trust		Disciplined Diversification Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12

$167,872	$223,812	$6,092	$933	$8,941	$11,748

167,872	223,812	6,092	933	8,941	11,748

1,442	2,680	—	—	—	—

166,430	221,132	6,092	933	8,941	11,748

298,640	188,839	4,057	—	102,886	6,392
(61,088)	116,887	83	15	(47,339)	(1,535)

237,552	305,726	4,140	15	55,547	4,857
(456,977)	(44,891)	13,406	2,665	(15,497)	42,956

(52,995)	481,967	23,638	3,613	48,991	59,561

126,623	126,713	1,251	1,157	9,300	13,877
(530,049)	(964,691)	(3,205)	(402)	(320,356)	(29,620)
83,761	18,035	33	—	—	—
(546,674)	3,404,554	918,836	1,848	(232,295)	(28,799)

(866,339)	2,584,611	916,915	2,603	(543,351)	(44,542)

(919,334)	3,066,578	940,553	6,216	(494,360)	15,019

8,400,951	5,334,373	34,341	28,125	494,360	479,341

$7,481,617	$8,400,951	$974,894	$34,341	—	$494,360

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust		Equity-Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$359,696	$282,257	$2,873,791	$2,840,900

Total investment income	359,696	282,257	2,873,791	2,840,900
Expenses:
Mortality and expense risk	6,232	8,335	162,616	173,199

Net investment income (loss)	353,464	273,922	2,711,175	2,667,701

Realized gains (losses) on investments:
Capital gain distributions	912,172	1,711,823	—	—
Net realized gains (losses)	(2,489,664)	(2,307,635)	7,917,431	(1,001,479)

Realized gains (losses)	(1,577,492)	(595,812)	7,917,431	(1,001,479)
Unrealized appreciation (depreciation) during the period	601,576	4,537,872	27,563,487	19,938,296

Net increase (decrease) in assets from operations	(622,452)	4,215,982	38,192,093	21,604,518

Changes from principal transactions:
Transfer of net premiums	363,312	460,487	2,887,336	2,870,645
Transfer on terminations	(996,257)	(1,035,184)	(12,803,875)	(10,983,319)
Transfer on policy loans	64,755	22,192	(427,794)	(219,237)
Net interfund transfers	2,778,679	593,535	(8,048,874)	(3,958,292)

Net increase (decrease) in assets from principal transactions	2,210,489	41,030	(18,393,207)	(12,290,203)

Total increase (decrease) in assets	1,588,037	4,257,012	19,798,886	9,314,315

Assets, beginning of period	26,952,381	22,695,369	136,934,815	127,620,500

Assets, end of period	$28,540,418	$26,952,381	$156,733,701	$136,934,815

See accompanying notes.

Sub-Account
Financial Services Trust		Franklin Templeton Founding Allocation Trust		Frontier Capital Appreciation
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$24,832	$17,065	$12,410	$15,501	—	$142,998

24,832	17,065	12,410	15,501	—	142,998

1,743	1,563	—	—	1,932	1,722

23,089	15,502	12,410	15,501	(1,932)	141,276

38,457	—	—	—	5,319,885	2,909,145
87,001	25,949	56,854	(623)	1,978,357	1,235,263

125,458	25,949	56,854	(623)	7,298,242	4,144,408
685,042	257,534	56,905	56,310	10,490,027	3,262,032

833,589	298,985	126,169	71,188	17,786,337	7,547,716

55,991	69,177	813	2,478	1,667,205	1,712,866
(52,117)	(187,233)	(124,940)	(39,479)	(2,775,571)	(2,291,812)
(9,047)	(2,677)	—	—	(554,060)	(20,361)
897,178	260,190	21,335	22,159	492,362	(5,978,289)

892,005	139,457	(102,792)	(14,842)	(1,170,064)	(6,577,596)

1,725,594	438,442	23,377	56,346	16,616,273	970,120

2,126,420	1,687,978	517,968	461,622	46,021,168	45,051,048

$3,852,014	$2,126,420	$541,345	$517,968	$62,637,441	$46,021,168

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental All Cap Core Trust		Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$562,591	$393,192	$847	$1,131

Total investment income	562,591	393,192	847	1,131
Expenses:
Mortality and expense risk	151,930	131,975	235	334

Net investment income (loss)	410,661	261,217	612	797

Realized gains (losses) on investments:
Capital gain distributions	—	—	16,283	—
Net realized gains (losses)	1,918,587	(136,393)	(4,732)	1,073

Realized gains (losses)	1,918,587	(136,393)	11,551	1,073
Unrealized appreciation (depreciation) during the period	15,017,484	10,051,032	(5,708)	4,070

Net increase (decrease) in assets from operations	17,346,732	10,175,856	6,455	5,940

Changes from principal transactions:
Transfer of net premiums	1,449,355	1,579,775	1,165	5,660
Transfer on terminations	(4,400,083)	(4,625,651)	(1,439)	(1,907)
Transfer on policy loans	(228,013)	(126,608)	—	—
Net interfund transfers	(3,203,182)	(2,196,517)	(72,875)	10,446

Net increase (decrease) in assets from principal transactions	(6,381,923)	(5,369,001)	(73,149)	14,199

Total increase (decrease) in assets	10,964,809	4,806,855	(66,694)	20,139

Assets, beginning of period	51,089,154	46,282,299	66,694	46,555

Assets, end of period	$62,053,963	$51,089,154	—	$66,694

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Fundamental Large Cap Value Trust		Fundamental Value Trust		Global Bond Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$36,681	$17,714	$64,132	$44,080	$174,631	$2,706,533

36,681	17,714	64,132	44,080	174,631	2,706,533

1,463	272	5,254	3,633	24,803	26,331

35,218	17,442	58,878	40,447	149,828	2,680,202

—	—	—	—	—	—
145,784	76,173	544,661	753,464	(424,431)	801,883

145,784	76,173	544,661	753,464	(424,431)	801,883
720,527	159,535	843,324	(75,398)	(2,160,177)	(950,544)

901,529	253,150	1,446,863	718,513	(2,434,780)	2,531,541

96,046	52,468	154,322	311,998	728,242	888,546
(318,735)	(35,919)	(877,158)	(616,752)	(2,323,906)	(2,181,583)
(241,197)	(29,773)	269,598	(34,175)	(28,620)	(189,879)
11,553,060	337,283	(52,201)	(1,613,686)	(5,595,561)	5,717,185

11,089,174	324,059	(505,439)	(1,952,615)	(7,219,845)	4,234,269

11,990,703	577,209	941,424	(1,234,102)	(9,654,625)	6,765,810

1,612,852	1,035,643	4,564,403	5,798,505	43,126,947	36,361,137

$13,603,555	$1,612,852	$5,505,827	$4,564,403	$33,472,322	$43,126,947

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Diversification Trust Series 1		Global Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$9,194	$7,287	$18,679	$23,189

Total investment income	9,194	7,287	18,679	23,189
Expenses:
Mortality and expense risk	318	153	681	493

Net investment income (loss)	8,876	7,134	17,998	22,696

Realized gains (losses) on investments:
Capital gain distributions	128,647	—	—	—
Net realized gains (losses)	(54,467)	18,251	57,255	65,102

Realized gains (losses)	74,180	18,251	57,255	65,102
Unrealized appreciation (depreciation) during the period	(25,940)	95,661	237,536	203,411

Net increase (decrease) in assets from operations	57,116	121,046	312,789	291,209

Changes from principal transactions:
Transfer of net premiums	9,584	19,185	27,947	26,199
Transfer on terminations	(16,656)	(49,495)	(293,662)	(109,702)
Transfer on policy loans	95	(3,995)	—	—
Net interfund transfers	(490,725)	(390,234)	208,267	(2,057,217)

Net increase (decrease) in assets from principal transactions	(497,702)	(424,539)	(57,448)	(2,140,720)

Total increase (decrease) in assets	(440,586)	(303,493)	255,341	(1,849,511)

Assets, beginning of period	440,586	744,079	1,085,212	2,934,723

Assets, end of period	—	$440,586	$1,340,553	$1,085,212

(ab)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Health Sciences Trust		High Yield Trust		International Core Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$2,168,976	$2,703,635	$328,130	$251,853

—	—	2,168,976	2,703,635	328,130	251,853

16,214	15,561	27,561	25,299	2,471	1,437

(16,214)	(15,561)	2,141,415	2,678,336	325,659	250,416

1,765,540	945,768	—	—	—	—
2,424,685	868,119	740,451	(3,377,774)	51,077	28,658

4,190,225	1,813,887	740,451	(3,377,774)	51,077	28,658
3,898,586	1,741,638	(5,485)	6,468,096	2,087,872	967,377

8,072,597	3,539,964	2,876,381	5,768,658	2,464,608	1,246,451

821,659	587,351	633,703	607,790	75,961	126,610
(1,994,247)	(1,195,592)	(2,342,385)	(1,997,237)	(186,317)	(353,264)
(165,715)	(57,447)	(193,899)	(42,243)	6,719	(25,287)
498,753	3,613,830	(5,747,297)	4,826,719	1,327,663	(704,895)

(839,550)	2,948,142	(7,649,878)	3,395,029	1,224,026	(956,836)

7,233,047	6,488,106	(4,773,497)	9,163,687	3,688,634	289,615

16,756,803	10,268,697	37,872,941	28,709,254	9,157,471	8,867,856

$23,989,850	$16,756,803	$33,099,444	$37,872,941	$12,846,105	$9,157,471

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A	International Equity Index Trust B
	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$215,645	$2,757,869	$1,202,487

Total investment income	215,645	2,757,869	1,202,487
Expenses:
Mortality and expense risk	3,063	91,206	78,116

Net investment income (loss)	212,582	2,666,663	1,124,371

Realized gains (losses) on investments:
Capital gain distributions	378,713	—	—
Net realized gains (losses)	(926,147)	33,422	(1,008,160)

Realized gains (losses)	(547,434)	33,422	(1,008,160)
Unrealized appreciation (depreciation) during the period	955,567	12,227,011	15,034,794

Net increase (decrease) in assets from operations	620,715	14,927,096	15,151,005

Changes from principal transactions:
Transfer of net premiums	208,945	1,629,199	1,400,912
Transfer on terminations	(375,298)	(4,646,209)	(4,505,909)
Transfer on policy loans	2,361	(196,252)	(92,152)
Net interfund transfers	(5,161,579)	525,094	7,320,651

Net increase (decrease) in assets from principal transactions	(5,325,571)	(2,688,168)	4,123,502

Total increase (decrease) in assets	(4,704,856)	12,238,928	19,274,507

Assets, beginning of period	4,704,856	105,131,106	85,856,599

Assets, end of period	—	$117,370,034	$105,131,106

(s)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(v)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Growth Stock Trust		International Opportunities Trust	International Small Company Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$103,091	$54,395	$158,893	$185,783	$91,884

103,091	54,395	158,893	185,783	91,884

2,967	462	2,515	3,916	3,180

100,124	53,933	156,378	181,867	88,704

—	—	—	—	—
190,469	2,917	(61,731)	219,177	3,011

190,469	2,917	(61,731)	219,177	3,011
1,248,832	266,298	554,226	1,792,945	1,380,556

1,539,425	323,148	648,873	2,193,989	1,472,271

193,805	31,091	293,437	216,752	132,480
(406,587)	(57,469)	(422,729)	(433,293)	(308,853)
(131,026)	453	(7,080)	31,621	22,269
131,764	7,810,966	(8,608,717)	1,973,798	(2,943,716)

(212,044)	7,785,041	(8,745,089)	1,788,878	(3,097,820)

1,327,381	8,108,189	(8,096,216)	3,982,867	(1,625,549)

8,108,189	—	8,096,216	7,234,180	8,859,729

$9,435,570	$8,108,189	—	$11,217,047	$7,234,180

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$780,908	$1,082,218	$331,780	$302,689

Total investment income	780,908	1,082,218	331,780	302,689
Expenses:
Mortality and expense risk	61,720	61,357	12,164	14,299

Net investment income (loss)	719,188	1,020,861	319,616	288,390

Realized gains (losses) on investments:
Capital gain distributions	—	—	161,552	—
Net realized gains (losses)	1,134,475	(654,924)	306,159	394,723

Realized gains (losses)	1,134,475	(654,924)	467,711	394,723
Unrealized appreciation (depreciation) during the period	8,169,923	6,751,902	(1,085,777)	161,849

Net increase (decrease) in assets from operations	10,023,586	7,117,839	(298,450)	844,962

Changes from principal transactions:
Transfer of net premiums	1,125,114	1,063,126	237,828	165,129
Transfer on terminations	(2,875,303)	(2,869,944)	(623,224)	(796,815)
Transfer on policy loans	(80,648)	73,546	(1,986)	4,691
Net interfund transfers	(2,523,776)	(6,604,191)	(5,101,098)	3,831,319

Net increase (decrease) in assets from principal transactions	(4,354,613)	(8,337,463)	(5,488,480)	3,204,324

Total increase (decrease) in assets	5,668,973	(1,219,624)	(5,786,930)	4,049,286

Assets, beginning of period	42,010,271	43,229,895	13,923,770	9,874,484

Assets, end of period	$47,679,244	$42,010,271	$8,136,840	$13,923,770

(j)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(ag)	Renamed on April 29, 2013. Previously known as Business Opportunity Value.

See accompanying notes.

Sub-Account
Large Cap Growth		Large Cap Trust	Large Cap Value
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12

$299,352	$21,185	$11,656	$589,437	$152,533

299,352	21,185	11,656	589,437	152,533

3,221	2,753	1,061	1,311	1,149

296,131	18,432	10,595	588,126	151,384

2,870,978	—	—	1,987,992	—
4,080,830	1,708,047	169,532	1,343,730	481,600

6,951,808	1,708,047	169,532	3,331,722	481,600
8,932,500	5,514,587	12,255	2,394,308	2,297,039

16,180,439	7,241,066	192,382	6,314,156	2,930,023

1,516,848	1,492,212	15,114	781,731	903,856
(2,744,623)	(2,219,154)	(72,808)	(1,504,169)	(1,106,842)
(634,785)	87,611	—	(423,949)	(36,964)
732,467	525,459	(1,454,289)	2,202,427	(2,307,117)

(1,130,093)	(113,872)	(1,511,983)	1,056,040	(2,547,067)

15,050,346	7,127,194	(1,319,601)	7,370,196	382,956

44,980,286	37,853,092	1,319,601	18,150,287	17,767,331

$60,030,632	$44,980,286	—	$25,520,483	$18,150,287

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$123,364	$66,081	$2,040,691	$1,564,551

Total investment income	123,364	66,081	2,040,691	1,564,551
Expenses:
Mortality and expense risk	6,031	6,243	133,724	124,342

Net investment income (loss)	117,333	59,838	1,906,967	1,440,209

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	225,108	254,797	3,658,142	2,523,462

Realized gains (losses)	225,108	254,797	3,658,142	2,523,462
Unrealized appreciation (depreciation) during the period	832,333	445,146	2,937,447	3,532,415

Net increase (decrease) in assets from operations	1,174,774	759,781	8,502,556	7,496,086

Changes from principal transactions:
Transfer of net premiums	561,993	466,729	2,481,497	2,006,313
Transfer on terminations	(873,739)	(448,012)	(7,227,187)	(8,766,339)
Transfer on policy loans	7,170	(2,864)	(49,784)	(124,050)
Net interfund transfers	(215,586)	(848,340)	966,362	1,566,161

Net increase (decrease) in assets from principal transactions	(520,162)	(832,487)	(3,829,112)	(5,317,915)

Total increase (decrease) in assets	654,612	(72,706)	4,673,444	2,178,171

Assets, beginning of period	4,697,155	4,769,861	69,202,995	67,024,824

Assets, end of period	$5,351,767	$4,697,155	$73,876,439	$69,202,995

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$212,293	$178,469	$1,171,646	$732,665	$187,420	$321,612

212,293	178,469	1,171,646	732,665	187,420	321,612

10,707	3,054	59,994	78,692	23,455	12,761

201,586	175,415	1,111,652	653,973	163,965	308,851

248,491	133,662	—	—	—	—
42,568	84,179	742,414	(1,492,843)	511,293	118,231

291,059	217,841	742,414	(1,492,843)	511,293	118,231
(242,200)	52,938	5,556,986	6,448,810	359,753	116,084

250,445	446,194	7,411,052	5,609,940	1,035,011	543,166

289,834	100,548	1,454,868	1,884,488	628,402	374,619
(3,531,546)	(389,012)	(2,832,793)	(1,606,397)	(335,717)	(583,684)
(53,806)	1,567	(72,370)	36,517	(68,733)	(20,342)
2,748,303	1,762,712	3,488,538	(7,601,925)	(7,682,732)	8,692,530

(547,215)	1,475,815	2,038,243	(7,287,317)	(7,458,780)	8,463,123

(296,770)	1,922,009	9,449,295	(1,677,377)	(6,423,769)	9,006,289
6,237,316	4,315,307	39,760,288	41,437,665	12,837,098	3,830,809

$5,940,546	$6,237,316	$49,209,583	$39,760,288	$6,413,329	$12,837,098

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$324,958	$272,666	$24,164	—

Total investment income	324,958	272,666	24,164	—
Expenses:
Mortality and expense risk	26,141	7,540	50,950	49,914

Net investment income (loss)	298,817	265,126	(26,786)	(49,914)

Realized gains (losses) on investments:
Capital gain distributions	1,540,929	1,762,928	659,711	—
Net realized gains (losses)	581,699	1,124,000	2,767,916	573,769

Realized gains (losses)	2,122,628	2,886,928	3,427,627	573,769
Unrealized appreciation (depreciation) during the period	4,917,430	(139,511)	7,787,872	5,602,840

Net increase (decrease) in assets from operations	7,338,875	3,012,543	11,188,713	6,126,695

Changes from principal transactions:
Transfer of net premiums	624,937	521,703	862,865	803,051
Transfer on terminations	(1,445,875)	(1,147,017)	(3,884,485)	(1,895,659)
Transfer on policy loans	(158,887)	(16,384)	(97,126)	(84,439)
Net interfund transfers	6,639,943	(840,979)	(770,544)	(738,865)

Net increase (decrease) in assets from principal transactions	5,660,118	(1,482,677)	(3,889,290)	(1,915,912)

Total increase (decrease) in assets	12,998,993	1,529,866	7,299,423	4,210,783

Assets, beginning of period	18,904,977	17,375,111	32,502,358	28,291,575

Assets, end of period	$31,903,970	$18,904,977	$39,801,781	$32,502,358

See accompanying notes.

Sub-Account
Mid Value Trust		Money Market Trust B		Natural Resources Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$373,163	$296,605	$9,468	$48,693	$113,107	$186,448

373,163	296,605	9,468	48,693	113,107	186,448

27,171	39,583	77,848	67,001	14,198	14,543
345,992	257,022	(68,380)	(18,308)	98,909	171,905

2,329,762	2,641,101	4,901	8,306	—	—
2,869,431	919,686	—	—	(1,076,303)	4,262
5,199,193	3,560,787	4,901	8,306	(1,076,303)	4,262
3,837,722	2,216,825	—	—	1,544,673	(19,796)
9,382,907	6,034,634	(63,479)	(10,002)	567,279	156,371

485,911	729,471	8,328,253	12,285,665	520,304	559,406
(2,738,717)	(2,629,534)	(24,104,974)	(45,411,752)	(984,120)	(972,839)
16,058	7,891	20,904	(2,425,321)	5,856	(82,343)
(2,889,256)	(3,642,484)	(3,606,143)	6,041,130	(3,784,870)	1,993,084
(5,126,004)	(5,534,656)	(19,361,960)	(29,510,278)	(4,242,830)	1,497,308
4,256,903	499,978	(19,425,439)	(29,520,280)	(3,675,551)	1,653,679

33,272,518	32,772,540	116,293,763	145,814,043	21,920,233	20,266,554
$37,529,421	$33,272,518	$96,868,324	$116,293,763	$18,244,682	$21,920,233

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust		Real Return Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,163,139	$984,918	$356,594	$339,283

Total investment income	1,163,139	984,918	356,594	339,283
Expenses:
Mortality and expense risk	31,734	32,013	6,778	10,287

Net investment income (loss)	1,131,405	952,905	349,816	328,996

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	3,486,448	1,679,872	135,085	567,896

Realized gains (losses)	3,486,448	1,679,872	135,085	567,896
Unrealized appreciation (depreciation) during the period	(4,629,684)	6,128,990	(2,257,484)	712,984

Net increase (decrease) in assets from operations	(11,831)	8,761,767	(1,772,583)	1,609,876

Changes from principal transactions:
Transfer of net premiums	836,596	919,418	587,784	876,395
Transfer on terminations	(2,878,028)	(3,491,754)	(638,901)	(1,076,737)
Transfer on policy loans	(75,366)	(140,787)	(68,640)	(68,592)
Net interfund transfers	1,603,015	(1,242,617)	(6,059,875)	784,801

Net increase (decrease) in assets from principal transactions	(513,783)	(3,955,740)	(6,179,632)	515,867

Total increase (decrease) in assets	(525,614)	4,806,027	(7,952,215)	2,125,743

Assets, beginning of period	57,103,750	52,297,723	20,613,466	18,487,723

Assets, end of period	$56,578,136	$57,103,750	$12,661,251	$20,613,466

See accompanying notes.

Sub-Account
Science & Technology Trust		Short Term Government Income Trust		Small Cap Growth Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$1,080,910	$946,390	—	—
—	—	1,080,910	946,390	—	—

4,703	4,373	28,270	30,441	75,528	77,724

(4,703)	(4,373)	1,052,640	915,949	(75,528)	(77,724)

—	—	—	—	1,929,642	5,421,733
152,336	114,974	(317,560)	(37,011)	2,190,771	(62,487)
152,336	114,974	(317,560)	(37,011)	4,120,413	5,359,246
1,530,105	206,576	(1,093,606)	(328,202)	11,771,773	1,262,668
1,677,738	317,177	(358,526)	550,736	15,816,658	6,544,190

103,720	99,762	468,443	535,186	689,400	926,348
(330,685)	(225,430)	(3,204,808)	(6,331,173)	(3,527,767)	(2,976,775)
(15,210)	(2,463)	(35,819)	(5,153,388)	64,369	(130,454)
301,142	670,049	9,182,998	18,790,945	(5,343,835)	(5,499,978)

58,967	541,918	6,410,814	7,841,570	(8,117,833)	(7,680,859)

1,736,705	859,095	6,052,288	8,392,306	7,698,825	(1,136,669)

3,892,373	3,033,278	45,733,746	37,341,440	40,281,721	41,418,390

$5,629,078	$3,892,373	$51,786,034	$45,733,746	$47,980,546	$40,281,721

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust		Small Cap Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$368,737	$318,651	$68,391	—

Total investment income	368,737	318,651	68,391	—
Expenses:
Mortality and expense risk	27,977	6,682	2,227	2,520

Net investment income (loss)	340,760	311,969	66,164	(2,520)

Realized gains (losses) on investments:
Capital gain distributions	1,714,913	2,625,925	—	—
Net realized gains (losses)	470,690	246,500	467,944	808,207

Realized gains (losses)	2,185,603	2,872,425	467,944	808,207
Unrealized appreciation (depreciation) during the period	5,024,549	(869,651)	2,679,665	538,968

Net increase (decrease) in assets from operations	7,550,912	2,314,743	3,213,773	1,344,655

Changes from principal transactions:
Transfer of net premiums	404,594	305,479	312,977	283,745
Transfer on terminations	(1,457,979)	(1,187,295)	(651,016)	(517,377)
Transfer on policy loans	(5,564)	(2,954)	(115,608)	(1,937)
Net interfund transfers	4,126,729	599,341	2,908,309	(1,316,724)

Net increase (decrease) in assets from principal transactions	3,067,780	(285,429)	2,454,662	(1,552,293)

Total increase (decrease) in assets	10,618,692	2,029,314	5,668,435	(207,638)

Assets, beginning of period	16,907,518	14,878,204	7,688,941	7,896,579

Assets, end of period	$27,526,210	$16,907,518	$13,357,376	$7,688,941

(af)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Small Cap Value Trust		Small Company Value Trust		Smaller Company Growth Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12

$423,688	$628,267	$122,748	$14,372	—	—

423,688	628,267	122,748	14,372	—	—

45,677	46,341	6,399	5,383	406	380

378,011	581,926	116,349	8,989	(406)	(380)

3,844,539	3,333,045	—	—	62,137	49,200
5,715,930	3,934,688	319,678	391,867	271,237	28,752

9,560,469	7,267,733	319,678	391,867	333,374	77,952
11,375,556	2,694,015	1,471,742	453,457	(64,175)	21,305

21,314,036	10,543,674	1,907,769	854,313	268,793	98,877

1,321,274	1,342,650	155,098	224,144	7,692	18,336
(4,286,371)	(5,503,057)	(319,626)	(478,294)	(30,141)	(100,798)
(114,407)	(115,970)	21,680	(8,351)	(977)	(10,861)
(8,158,174)	(8,557,696)	340,166	147,969	(1,058,759)	121,097

(11,237,678)	(12,834,073)	197,318	(114,532)	(1,082,185)	27,774

10,076,358	(2,290,399)	2,105,087	739,781	(813,392)	126,651

69,505,273	71,795,672	6,064,115	5,324,334	813,392	686,741

$79,581,631	$69,505,273	$8,169,202	$6,064,115	—	$813,392

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Opportunities Trust		Total Bond Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$524,053	$519,339	$1,449,922	$726,840

Total investment income	524,053	519,339	1,449,922	726,840
Expenses:
Mortality and expense risk	7,101	7,246	49,290	38,606

Net investment income (loss)	516,952	512,093	1,400,632	688,234

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(217,688)	(204,321)	250,579	447,947

Realized gains (losses)	(217,688)	(204,321)	250,579	447,947
Unrealized appreciation (depreciation) during the period	(65,848)	588,705	(2,765,937)	617,835

Net increase (decrease) in assets from operations	233,416	896,477	(1,114,726)	1,754,016

Changes from principal transactions:
Transfer of net premiums	208,933	221,570	854,157	716,322
Transfer on terminations	(859,061)	(834,945)	(1,739,509)	(2,981,068)
Transfer on policy loans	(337,222)	(203,788)	(15,553)	(163,607)
Net interfund transfers	2,160,390	634,223	341,030	(739,704)

Net increase (decrease) in assets from principal transactions	1,173,040	(182,940)	(559,875)	(3,168,057)

Total increase (decrease) in assets	1,406,456	713,537	(1,674,601)	(1,414,041)

Assets, beginning of period	7,791,650	7,078,113	43,296,453	44,710,494

Assets, end of period	$9,198,106	$7,791,650	$41,621,852	$43,296,453

See accompanying notes.

Sub-Account
Total Return Trust		Total Stock Market Index Trust		Ultra Short Term Bond Trust
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$3,410,893	$2,617,858	$352,198	$332,334	$49,037	$4,966

3,410,893	2,617,858	352,198	332,334	49,037	4,966

19,054	17,783	23,353	19,212	334	609

3,391,839	2,600,075	328,845	313,122	48,703	4,357

2,463,000	—	334,965	54,567	—	—
(21,758)	449,356	876,105	513,529	(5,341)	(5,090)

2,441,242	449,356	1,211,070	568,096	(5,341)	(5,090)
(8,219,099)	6,901,572	5,248,271	2,054,649	(39,525)	3,665

(2,386,018)	9,951,003	6,788,186	2,935,867	3,837	2,932

2,785,803	2,509,749	518,069	509,016	46,879	33,778
(5,435,424)	(9,984,758)	(1,313,474)	(1,707,159)	(157,801)	(385,111)
(1,061,129)	(5,462,718)	(145,759)	(122,283)	(6,302)	—
(11,939,606)	10,677,947	(502,886)	7,907	3,738,027	33,584

(15,650,356)	(2,259,780)	(1,444,050)	(1,312,519)	3,620,803	(317,749)

(18,036,374)	7,691,223	5,344,136	1,623,348	3,624,640	(314,817)

120,645,796	112,954,573	21,009,440	19,386,092	431,244	746,061

$102,609,422	$120,645,796	$26,353,576	$21,009,440	$4,055,884	$431,244

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Equity Trust		Utilities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$21,047	$18,851	$212,378	$485,281

Total investment income	21,047	18,851	212,378	485,281
Expenses:
Mortality and expense risk	2,331	1,662	9,787	10,222

Net investment income (loss)	18,716	17,189	202,591	475,059

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	73,347	(18,842)	1,467,888	1,581,397

Realized gains (losses)	73,347	(18,842)	1,467,888	1,581,397
Unrealized appreciation (depreciation) during the period	232,886	14,888	716,611	(112,559)

Net increase (decrease) in assets from operations	324,949	13,235	2,387,090	1,943,897

Changes from principal transactions:
Transfer of net premiums	43,664	42,210	286,477	308,288
Transfer on terminations	(198,009)	(319,885)	(2,206,156)	(4,023,185)
Transfer on policy loans	(173)	3,721	(964)	(11,732)
Net interfund transfers	(84,197)	1,487,878	(3,229,117)	(4,241,180)

Net increase (decrease) in assets from principal transactions	(238,715)	1,213,924	(5,149,760)	(7,967,809)

Total increase (decrease) in assets	86,234	1,227,159	(2,762,670)	(6,023,912)

Assets, beginning of period	1,227,159	—	13,506,593	19,530,505

Assets, end of period	$1,313,393	$1,227,159	$10,743,923	$13,506,593

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
Value Trust		Total
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$96,798	$89,780	$41,221,305	$33,969,846

96,798	89,780	41,221,305	33,969,846

3,893	5,131	1,982,691	1,849,775

92,905	84,649	39,238,614	32,120,071

—	—	34,941,182	23,684,388
1,024,859	550,451	69,659,671	15,734,543

1,024,859	550,451	104,600,853	39,418,931
2,414,521	812,507	303,319,391	214,951,835

3,532,285	1,447,607	447,158,858	286,490,837

332,649	282,479	55,411,999	60,940,084
(560,415)	(591,186)	(168,062,960)	(193,250,355)
(238,884)	(31,703)	(5,233,274)	(15,247,515)
(575,685)	1,385,196	(49,855,229)	(20,064,117)

(1,042,335)	1,044,786	(167,739,464)	(167,621,903)

2,489,950	2,492,393	279,419,394	118,868,934

10,422,607	7,930,214	2,214,422,413	2,095,553,479

$12,912,557	$10,422,607	$2,493,841,807	$2,214,422,413

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Variable Life Account S (the “Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (the “Company” or “JHUSA”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 60 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2013. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is a stock life nsurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Business Opportunity Value	Large Cap Value	April 29, 2013

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
All Cap Value Trust	Fundamental Large Cap Value Trust	December 9, 2013
American Global Small Capitalization Trust Series 1	American Global Growth Trust Series 1	April 29, 2013
American High Income Bond Trust Series 1	High Yield Trust	April 29, 2013
Core Allocation Trust	Core Strategy Trust	December 9, 2013
Disciplined Diversification Trust	Core Strategy Trust	December 9, 2013
Fundamental Holdings Trust Series 1	Core Strategy Trust	December 9, 2013
Global Diversification Trust Series 1	Core Strategy Trust	December 9, 2013
Smaller Company Growth Trust	Small Cap Opportunities Trust	December 9, 2013

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$2,493,841,807
Level 2	—
Level 3	—

$2,493,841,807

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.625% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$33,297,878	$46,549,364
Active Bond Trust	8,879,915	8,325,318
All Cap Core Trust	731,114	369,560
All Cap Value Trust	7,295,254	12,828,476
Alpha Opportunities Trust	839,653	795,562

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$92,603	$278,970
American Global Growth Trust Series 1	254,782	32,523
American Global Small Capitalization Trust Series 1	18,738	249,476
American Growth Trust Series 1	6,670,083	8,363,116
American Growth-Income Trust Series 1	873,262	2,504,500
American High-Income Bond Trust Series 1	158,155	1,378,871
American International Trust Series 1	4,204,734	6,805,487
American New World Trust Series 1	2,005,675	553,153
Blue Chip Growth Trust	8,373,442	18,667,440
Bond Trust	705,875	1,592,586
Capital Appreciation Trust	8,287,186	8,605,117
Capital Appreciation Value Trust	800,697	1,367,440
Core Allocation Plus Trust	22	1,367,582
Core Bond Trust	4,822,166	5,223,435
Core Strategy Trust	930,253	3,188
Disciplined Diversification Trust	141,392	572,916
Emerging Markets Value Trust	11,261,892	7,785,769
Equity-Income Trust	14,257,287	29,939,319
Financial Services Trust	1,323,350	369,800
Franklin Templeton Founding Allocation Trust	37,818	128,200
Fundamental All Cap Core Trust	3,370,173	9,341,435
Fundamental Holdings Trust Series 1	18,293	74,548
Fundamental Large Cap Value Trust	12,099,460	975,068
Fundamental Value Trust	2,736,377	3,182,938
Global Bond Trust	8,573,741	15,643,759
Global Diversification Trust Series 1	335,360	695,539
Global Trust	333,392	372,842
Health Sciences Trust	11,178,078	10,268,302
High Yield Trust	14,153,374	19,661,837
International Core Trust	2,094,233	544,548
International Equity Index Trust B	15,148,176	15,169,680
International Growth Stock Trust	2,132,372	2,244,292
International Small Company Trust	3,277,819	1,307,074
International Value Trust	7,641,723	11,277,147
Investment Quality Bond Trust	1,744,886	6,752,197
Lifestyle Aggressive Trust	884,324	1,287,153
Lifestyle Balanced Trust	10,983,946	12,906,090
Lifestyle Conservative Trust	4,254,732	4,351,870
Lifestyle Growth Trust	11,666,801	8,516,906
Lifestyle Moderate Trust	1,534,696	8,829,511
Mid Cap Index Trust	10,157,637	2,657,772
Mid Cap Stock Trust	7,913,467	11,169,832
Mid Value Trust	7,166,661	9,616,910
Money Market Trust B	75,613,153	95,038,592
Natural Resources Trust	4,417,475	8,561,397
Real Estate Securities Trust	12,145,769	11,528,148
Real Return Bond Trust	5,861,344	11,691,160
Science & Technology Trust	742,273	688,009
Short Term Government Income Trust	22,922,554	15,459,100
Small Cap Growth Trust	8,037,518	14,301,236
Small Cap Index Trust	8,323,665	3,200,212
Small Cap Opportunities Trust	3,895,310	1,374,484

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Cap Value Trust	$10,909,692	$17,924,819
Small Company Value Trust	1,387,375	1,073,707
Smaller Company Growth Trust	125,252	1,145,706
Strategic Income Opportunities Trust	5,070,665	3,380,672
Total Bond Market Trust B	8,512,409	7,671,654
Total Return Trust	22,853,721	32,649,237
Total Stock Market Index Trust	2,616,510	3,396,750
Ultra Short Term Bond Trust	3,945,865	276,359
U.S. Equity Trust	267,221	487,219
Utilities Trust	1,486,224	6,433,393
Value Trust	1,566,655	2,516,085
All Asset Portfolio	8,692,810	12,737,807
Brandes International Equity	17,014,989	12,407,960
Frontier Capital Appreciation	13,244,207	9,096,319
Large Cap Growth	13,657,108	11,620,091
Large Cap Value	9,446,399	5,814,241

	$518,419,110	$611,978,775

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2014 and has determined that no events have occurred that require additional disclosure.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	14,837	15,556	16,243	18,200	20,463
Units issued	820	811	994	699	1,583
Units redeemed	(1,478)	(1,530)	(1,681)	(2,656)	(3,846)

Units, end of period (000’s)	14,179	14,837	15,556	16,243	18,200

Unit value, end of period $	33.73 to 37.65	25.70 to 28.52	22.34 to 24.63	22.06 to 24.18	19.33 to 21.05
Assets, end of period $ (000’s)	488,274	388,023	351,035	360,475	352,933
Investment income ratio*	1.81%	1.01%	1.78%	1.73%	2.21%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.21% to 32.03%	15.09% to 15.80%	1.23% to 1.86%	14.14% to 14.85%	25.57% to 26.36%

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,367	1,378	1,389	1,416	1,672
Units issued	186	244	258	231	173
Units redeemed	(246)	(255)	(269)	(258)	(429)

Units, end of period (000’s)	1,307	1,367	1,378	1,389	1,416

Unit value, end of period $	29.72 to 66.44	29.85 to 66.31	27.36 to 60.42	25.99 to 57.02	22.96 to 50.05
Assets, end of period $ (000’s)	45,280	47,322	43,918	41,425	36,794
Investment income ratio*	5.77%	4.27%	5.54%	7.68%	7.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.43%) to 0.19%	9.07% to 9.76%	5.30% to 5.97%	13.21% to 13.91%	24.09% to 24.86%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,023	1,758	1,590	1,627	1,423
Units issued	465	570	414	339	1,267
Units redeemed	(808)	(305)	(246)	(376)	(1,063)

Units, end of period (000’s)	1,680	2,023	1,758	1,590	1,627

Unit value, end of period $	14.97 to 15.81	15.08 to 15.82	13.24 to 13.80	13.10 to 13.58	11.70 to 12.05
Assets, end of period $ (000’s)	26,478	31,925	24,192	21,532	19,560
Investment income ratio*	4.20%	4.67%	6.58%	6.79%	7.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.73%) to (0.10%)	13.94% to 14.65%	1.04% to 1.66%	12.01% to 12.71%	20.55% to 21.32%

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	16	27	19	11	4
Units issued	43	31	16	17	7
Units redeemed	(23)	(42)	(8)	(9)	—

Units, end of period (000’s)	36	16	27	19	11

Unit value, end of period $	17.47 to 18.44	13.08 to 13.72	11.28 to 11.76	11.31 to 11.71	10.06 to 10.36
Assets, end of period $ (000’s)	643	205	306	211	107
Investment income ratio*	1.16%	0.84%	1.01%	1.48%	3.01%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	33.60% to 34.44%	15.91% to 16.62%	(0.23%) to 0.40%	12.39% to 13.09%	27.80% to 28.61%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	536	846	567	628	550
Units issued	120	48	348	132	246
Units redeemed	(656)	(358)	(69)	(193)	(168)

Units, end of period (000’s)	—	536	846	567	628

Unit value, end of period $	19.36 to 20.42	14.87 to 15.60	13.49 to 14.06	14.16 to 14.67	12.03 to 12.38
Assets, end of period $ (000’s)	—	8,261	11,792	8,237	7,722
Investment income ratio*	1.52%	0.71%	0.46%	0.44%	0.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.17% to 30.93%	10.23% to 10.92%	(4.77%) to (4.17%)	17.76% to 18.50%	25.80% to 26.59%

(z) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

	Sub-Account
	Alpha Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	95	128	2	—	—
Units issued	33	13	133	2	1
Units redeemed	(39)	(46)	(7)	—	(1)

Units, end of period (000’s)	89	95	128	2	—

Unit value, end of period $	21.90 to 22.54	16.25 to 16.63	13.47 to 13.70	14.74 to 14.89	12.68 to 12.73
Assets, end of period $ (000’s)	1,987	1,568	1,750	32	—
Investment income ratio*	0.69%	0.64%	0.46%	0.87%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.74% to 35.58%	20.62% to 21.38%	(8.59%) to (8.02%)	16.24% to 16.98%	26.79% to 27.31%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	40	44	108	63	—
Units issued	7	7	12	78	93
Units redeemed	(21)	(11)	(76)	(33)	(30)

Units, end of period (000’s)	26	40	44	108	63

Unit value, end of period $	14.49	11.75	10.15	10.06	8.98
Assets, end of period $ (000’s)	376	477	447	1,093	563
Investment income ratio*	0.89%	1.55%	1.39%	3.40%	2.36%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	23.30%	15.77%	0.91%	12.07%	23.61%

(t) Fund available in prior year but no activity.

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	41	89	—
Units issued	20	6	92
Units redeemed	(3)	(54)	(3)

Units, end of period (000’s)	58	41	89

Unit value, end of period $	14.12 to 14.40	11.05 to 11.19	9.10 to 9.17
Assets, end of period $ (000’s)	840	456	812
Investment income ratio*	1.05%	0.34%	2.30%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	27.84% to 28.63%	21.37% to 22.12%	(9.80%) to (9.24%)

(t) Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	23	6	—
Units issued	2	19	6
Units redeemed	(25)	(2)	—

Units, end of period (000’s)	—	23	6

Unit value, end of period $	10.48 to 10.64	9.51 to 9.64	8.13 to 8.19
Assets, end of period $ (000’s)	—	213	46
Investment income ratio*	0.71%	1.39%	1.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.15% to 10.37%	16.98% to 17.71%	(19.93%) to (19.43%)

(x) Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013. (t) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,757	2,377	2,730	2,859	2,008
Units issued	368	121	552	1,047	2,023
Units redeemed	(501)	(741)	(905)	(1,176)	(1,172)

Units, end of period (000’s)	1,624	1,757	2,377	2,730	2,859

Unit value, end of period $	18.55 to 19.58	14.40 to 15.11	12.33 to 12.86	13.01 to 13.48	11.08 to 11.40
Assets, end of period $ (000’s)	31,495	26,308	30,359	36,695	32,514
Investment income ratio*	0.58%	0.38%	0.22%	0.36%	0.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	28.79% to 29.61%	16.77% to 17.49%	(5.22%) to (4.63%)	17.51% to 18.24%	38.01% to 38.87%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	624	438	492	699	332
Units issued	54	432	23	48	476
Units redeemed	(166)	(246)	(77)	(255)	(109)

Units, end of period (000’s)	512	624	438	492	699

Unit value, end of period $	17.16 to 18.11	12.98 to 13.62	11.15 to 11.62	11.46 to 11.87	10.38 to 10.69
Assets, end of period $ (000’s)	9,100	8,339	5,027	5,787	7,428
Investment income ratio*	0.94%	2.07%	1.14%	0.94%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.19% to 33.02%	16.44% to 17.16%	(2.71%) to (2.10%)	10.36% to 11.06%	29.98% to 30.79%

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	107	74	—
Units issued	11	70	93
Units redeemed	(118)	(37)	(19)

Units, end of period (000’s)	—	107	74

Unit value, end of period $	11.65 to 11.83	11.34 to 11.49	10.09 to 10.16
Assets, end of period $ (000’s)	—	1,216	746
Investment income ratio*	0.25%	8.27%	11.64%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.70% to 2.90%	12.41% to 13.11%	0.83% to 1.46%

(y)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.
(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,586	2,108	2,183	1,923	1,874
Units issued	234	211	388	657	1,240
Units redeemed	(398)	(733)	(463)	(397)	(1,191)

Units, end of period (000’s)	1,422	1,586	2,108	2,183	1,923

Unit value, end of period $	17.86 to 18.85	14.83 to 15.55	12.70 to 13.24	14.92 to 15.45	14.04 to 14.46
Assets, end of period $ (000’s)	26,708	24,582	27,823	33,638	27,722
Investment income ratio*	0.95%	1.06%	1.40%	1.70%	1.15%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	20.44% to 21.20%	16.77% to 17.50%	(14.87%) to (14.34%)	6.22% to 6.88%	41.70% to 42.58%

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	278	284	280	55	—
Units issued	120	61	137	301	68
Units redeemed	(34)	(67)	(133)	(76)	(13)

Units, end of period (000’s)	364	278	284	280	55

Unit value, end of period $	16.99 to 17.49	15.41 to 15.77	13.22 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $ (000’s)	6,335	4,366	3,801	4,382	729
Investment income ratio*	1.04%	0.61%	1.48%	2.79%	1.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.20% to 10.89%	16.64% to 17.37%	(14.86%) to (14.33%)	16.69% to 17.43%	33.03% to 33.58%

(aa) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,402	3,532	3,700	3,853	4,206
Units issued	214	366	509	376	294
Units redeemed	(507)	(496)	(677)	(529)	(647)

Units, end of period (000’s)	3,109	3,402	3,532	3,700	3,853

Unit value, end of period $	43.06 to 112.07	30.64 to 79.24	26.04 to 66.93	25.83 to 65.97	22.36 to 56.75
Assets, end of period $ (000’s)	122,288	95,434	84,498	86,878	78,242
Investment income ratio*	0.31%	0.13%	0.01%	0.09%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	40.55% to 41.43%	17.66% to 18.39%	0.82% to 1.45%	15.53% to 16.25%	42.08% to 42.97%

	Sub-Account
	Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)
Units, beginning of period	135	121	—
Units issued	63	69	122
Units redeemed	(149)	(55)	(1)

Units, end of period (000’s)	49	135	121

Unit value, end of period $	10.43 to 10.58	10.64 to 10.72	10.07 to 10.08
Assets, end of period $ (000’s)	520	1,446	1,224
Investment income ratio*	1.49%	3.72%	14.83%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.94%) to (1.32%)	5.65% to 6.31%	0.70% to 0.82%

(l) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,256	2,991	3,483	3,821	4,419
Units issued	486	243	380	386	521
Units redeemed	(388)	(978)	(872)	(724)	(1,119)

Units, end of period (000’s)	2,354	2,256	2,991	3,483	3,821

Unit value, end of period $	31.78 to 35.56	27.49 to 30.57	22.92 to 25.33	26.69 to 29.30	25.67 to 28.01
Assets, end of period $ (000’s)	81,665	67,388	74,076	99,778	104,544
Investment income ratio*	2.44%	1.84%	2.98%	3.27%	2.41%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.60% to 16.32%	19.94% to 20.68%	(14.10%) to (13.56%)	3.96% to 4.61%	24.50% to 25.28%

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,151	2,674	2,866	2,815	2,457
Units issued	454	396	542	629	881
Units redeemed	(470)	(919)	(734)	(578)	(523)

Units, end of period (000’s)	2,135	2,151	2,674	2,866	2,815

Unit value, end of period $	21.01 to 22.17	15.37 to 16.13	13.33 to 13.90	13.40 to 13.88	12.05 to 12.41
Assets, end of period $ (000’s)	46,816	34,298	36,835	39,435	34,648
Investment income ratio*	0.25%	0.19%	0.11%	0.19%	0.33%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	36.65% to 37.50%	15.31% to 16.03%	(0.50%) to 0.11%	11.19% to 11.88%	41.46% to 42.35%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	161	86	223	163	3
Units issued	46	156	115	150	166
Units redeemed	(94)	(81)	(252)	(90)	(6)

Units, end of period (000’s)	113	161	86	223	163

Unit value, end of period $	15.60	12.76	11.12	10.79	9.47
Assets, end of period $ (000’s)	1,756	2,045	951	2,397	1,538
Investment income ratio*	0.92%	2.28%	1.37%	1.87%	11.49%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	22.29%	14.77%	3.09%	13.91%	30.26%

	Sub-Account
	Core Allocation Plus Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (t)
Units, beginning of period	113	45	8	—
Units issued	—	113	40	8
Units redeemed	(113)	(45)	(3)	—

Units, end of period (000’s)	—	113	45	8

Unit value, end of period $	12.75	10.63	9.36	9.58
Assets, end of period $ (000’s)	—	1,193	411	71
Investment income ratio*	0.00%	3.90%	1.64%	1.86%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	20.00%	13.53%	(2.26%)	10.57%

(ab) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(t) Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	536	363	677	792	329
Units issued	288	438	150	124	627
Units redeemed	(337)	(265)	(464)	(239)	(164)

Units, end of period (000’s)	487	536	363	677	792

Unit value, end of period $	14.53 to 15.34	14.94 to 15.67	14.11 to 14.71	13.11 to 13.58	12.31 to 12.67
Assets, end of period $ (000’s)	7,482	8,401	5,334	9,164	10,009
Investment income ratio*	2.78%	2.90%	2.58%	2.45%	4.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.72%) to (2.12%)	5.88% to 6.54%	7.66% to 8.32%	6.51% to 7.17%	9.26% to 9.93%

	Sub-Account
	Core Strategy Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3	3	70	3	—
Units issued	68	—	—	67	11
Units redeemed	—	—	(67)	—	(8)

Units, end of period (000’s)	71	3	3	70	3

Unit value, end of period $	13.88	11.64	10.34	10.32	9.17
Assets, end of period $ (000’s)	975	34	28	723	25
Investment income ratio*	6.13%	3.01%	0.52%	21.84%	2.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	19.29%	12.58%	0.19%	12.57%	21.93%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust; available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (t)
Units, beginning of period	43	47	83	149	—
Units issued	2	4	43	12	149
Units redeemed	(45)	(8)	(79)	(78)	—

Units, end of period (000’s)	—	43	47	83	149

Unit value, end of period $	13.23	11.51	10.21	10.42	9.19
Assets, end of period $ (000’s)	—	494	479	863	1,367
Investment income ratio*	2.38%	2.46%	2.04%	0.96%	17.79%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	14.89%	12.79%	(2.04%)	13.45%	27.27%

(ab) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013. (t) Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,183	2,179	2,383	1,302	978
Units issued	849	721	626	1,543	1,469
Units redeemed	(644)	(717)	(830)	(462)	(1,145)

Units, end of period (000’s)	2,388	2,183	2,179	2,383	1,302

Unit value, end of period $	11.48 to 11.97	11.93 to 12.36	10.13 to 10.43	13.97 to 14.29	11.42 to 11.61
Assets, end of period $ (000’s)	28,540	26,952	22,695	34,013	15,110
Investment income ratio*	1.36%	1.11%	1.52%	1.61%	0.16%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.78%) to (3.18%)	17.77% to 18.49%	(27.48%) to (27.02%)	22.34% to 23.11%	100.12% to 101.36%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,315	4,714	4,764	5,175	5,774
Units issued	303	505	1,031	823	693
Units redeemed	(831)	(904)	(1,081)	(1,234)	(1,292)

Units, end of period (000’s)	3,787	4,315	4,714	4,764	5,175

Unit value, end of period $	38.18 to 42.63	29.54 to 32.78	25.30 to 27.90	25.66 to 28.12	22.41 to 24.40
Assets, end of period $ (000’s)	156,734	136,935	127,621	130,000	122,774
Investment income ratio*	1.96%	2.11%	1.86%	1.98%	2.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	29.24% to 30.05%	16.75% to 17.47%	(1.38%) to (0.76%)	14.51% to 15.23%	24.97% to 25.75%

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	165	151	199	257	189
Units issued	90	38	47	74	139
Units redeemed	(22)	(24)	(95)	(132)	(71)

Units, end of period (000’s)	233	165	151	199	257

Unit value, end of period $	14.14 to 26.20	10.87 to 20.02	9.27 to 16.96	10.29 to 18.72	9.23 to 16.68
Assets, end of period $ (000’s)	3,852	2,126	1,688	2,382	2,667
Investment income ratio*	0.74%	0.83%	1.56%	0.31%	0.88%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.05% to 30.86%	17.29% to 18.03%	(9.95%) to (9.39%)	11.50% to 12.22%	40.67% to 41.53%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	44	46	114	164	1
Units issued	2	2	4	39	164
Units redeemed	(9)	(4)	(72)	(89)	(1)

Units, end of period (000’s)	37	44	46	114	164

Unit value, end of period $	14.12	11.34	9.75	9.89	8.93
Assets, end of period $ (000’s)	541	518	462	1,139	1,469
Investment income ratio*	2.17%	3.28%	2.56%	2.42%	23.94%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	24.51%	16.33%	(1.45%)	10.71%	31.52%

	Sub-Account
	Frontier Capital Appreciation
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	985	1,130	1,300	1,500	1,748
Units issued	128	133	463	474	415
Units redeemed	(158)	(278)	(633)	(674)	(663)

Units, end of period (000’s)	955	985	1,130	1,300	1,500

Unit value, end of period $	70.38 to 75.67	50.88 to 54.36	43.60 to 46.29	47.28 to 49.89	37.46 to 39.29
Assets, end of period $ (000’s)	62,637	46,021	45,051	56,174	50,797
Investment income ratio*	0.00%	0.30%	0.00%	0.22%	0.04%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	38.34% to 39.20%	16.71% to 17.43%	(7.80%) to (7.22%)	26.21% to 27.00%	47.68% to 48.61%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,594	4,017	4,459	4,967	5,689
Units issued	175	157	226	282	408
Units redeemed	(548)	(580)	(668)	(790)	(1,130)

Units, end of period (000’s)	3,221	3,594	4,017	4,459	4,967

Unit value, end of period $	18.68 to 19.73	13.84 to 14.52	11.26 to 11.74	11.57 to 11.98	9.73 to 10.02
Assets, end of period $ (000’s)	62,054	51,089	46,282	52,533	49,112
Investment income ratio*	0.99%	0.80%	1.07%	1.19%	1.42%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.01% to 35.87%	22.89% to 23.67%	(2.63%) to (2.02%)	18.81% to 19.55%	27.56% to 28.35%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	5	4	2	1	—
Units issued	—	2	2	1	1
Units redeemed	(5)	(1)	—	—	—

Units, end of period (000’s)	—	5	4	2	1

Unit value, end of period $	16.20 to 16.67	14.33 to 14.66	12.80 to 13.02	13.02 to 13.15	11.87 to 11.92
Assets, end of period $ (000’s)	—	67	47	25	7
Investment income ratio*	1.83%	1.84%	2.34%	3.23%	2.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.98% to 13.66%	11.96% to 12.65%	(1.67%) to (1.05%)	9.67% to 10.36%	18.72% to 19.20%

(ab)  Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(o)    Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.

(aa)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	119	95	94	140	158
Units issued	700	105	38	9	14
Units redeemed	(61)	(81)	(37)	(55)	(32)

Units, end of period (000’s)	758	119	95	94	140

Unit value, end of period $	17.10 to 18.04	12.99 to 13.62	10.50 to 10.94	10.37 to 10.74	9.19 to 9.46
Assets, end of period $ (000’s)	13,604	1,613	1,036	1,012	1,323
Investment income ratio*	1.25%	1.48%	0.97%	1.69%	2.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	31.64% to 32.46%	23.72% to 24.48%	1.27% to 1.90%	12.79% to 13.51%	23.77% to 24.53%

(n) Renamed on June 27, 2011. Previously known as Optimized Value Trust.

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	352	506	538	592	520
Units issued	179	41	84	70	283
Units redeemed	(213)	(195)	(116)	(124)	(211)

Units, end of period (000’s)	318	352	506	538	592

Unit value, end of period $	16.53 to 17.45	12.45 to 13.06	11.05 to 11.52	11.55 to 11.96	10.27 to 10.57
Assets, end of period $ (000’s)	5,506	4,564	5,799	6,404	6,227
Investment income ratio*	1.25%	0.82%	0.85%	1.17%	1.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.78% to 33.62%	12.70% to 13.40%	(4.34%) to (3.74%)	12.49% to 13.20%	31.01% to 31.83%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,432	1,286	1,443	1,515	1,606
Units issued	288	443	266	430	512
Units redeemed	(543)	(297)	(423)	(502)	(603)

Units, end of period (000’s)	1,177	1,432	1,286	1,443	1,515

Unit value, end of period $	26.94 to 30.08	28.70 to 31.84	26.95 to 29.72	24.86 to 27.24	22.66 to 24.68
Assets, end of period $ (000’s)	33,472	43,127	36,361	37,594	35,797
Investment income ratio*	0.46%	7.03%	6.33%	3.67%	12.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.13%) to (5.54%)	6.48% to 7.15%	8.40% to 9.08%	9.71% to 10.40%	14.69% to 15.41%

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (p)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aa)
Units, beginning of period	29	56	54	3	—
Units issued	12	21	188	116	146
Units redeemed	(41)	(48)	(186)	(65)	(143)

Units, end of period (000’s)	—	29	56	54	3

Unit value, end of period $	16.94 to 17.42	15.01 to 15.36	13.04 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $ (000’s)	—	441	744	771	39
Investment income ratio*	2.08%	0.84%	0.87%	4.35%	0.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.81% to 13.46%	15.13% to 15.84%	(7.06%) to (6.49%)	11.87% to 12.57%	25.42% to 25.94%

(ab)  Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(p)    Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(aa)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	81	265	407	141	144
Units issued	21	33	58	298	71
Units redeemed	(25)	(217)	(200)	(32)	(74)

Units, end of period (000’s)	77	81	265	407	141

Unit value, end of period $	16.77 to 17.70	12.88 to 13.51	10.64 to 11.09	11.38 to 11.79	10.62 to 10.94
Assets, end of period $ (000’s)	1,341	1,085	2,935	4,793	1,536
Investment income ratio*	1.56%	1.28%	1.59%	2.31%	1.59%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.21% to 31.04%	21.06% to 21.82%	(6.54%) to (5.96%)	7.15% to 7.82%	30.65% to 31.47%

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	631	508	488	484	368
Units issued	281	249	340	173	299
Units redeemed	(316)	(126)	(320)	(169)	(183)

Units, end of period (000’s)	596	631	508	488	484

Unit value, end of period $	37.71 to 40.81	25.09 to 26.98	19.13 to 20.45	17.40 to 18.48	15.12 to 15.96
Assets, end of period $ (000’s)	23,990	16,757	10,269	8,913	7,594
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	50.30% to 51.24%	31.12% to 31.93%	9.97% to 10.67%	15.09% to 15.81%	31.02% to 31.84%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,986	1,793	1,743	1,577	1,202
Units issued	598	1,113	694	860	1,100
Units redeemed	(985)	(920)	(644)	(694)	(725)

Units, end of period (000’s)	1,599	1,986	1,793	1,743	1,577

Unit value, end of period $	19.16 to 21.14	17.74 to 19.45	14.99 to 16.33	14.92 to 16.15	13.20 to 14.20
Assets, end of period $ (000’s)	33,099	37,873	28,709	27,626	21,989
Investment income ratio*	5.94%	7.90%	9.19%	48.58%	12.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.01% to 8.68%	18.30% to 19.07%	0.49% to 1.14%	13.03% to 13.75%	53.54% to 54.51%

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	666	743	725	872	872
Units issued	117	38	92	173	292
Units redeemed	(37)	(115)	(74)	(320)	(292)

Units, end of period (000’s)	746	666	743	725	872

Unit value, end of period $	16.32 to 17.23	13.13 to 13.77	11.47 to 11.96	12.76 to 13.22	11.71 to 12.05
Assets, end of period $ (000’s)	12,846	9,157	8,868	9,561	10,500
Investment income ratio*	3.10%	2.92%	2.51%	1.98%	2.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	24.35% to 25.13%	14.45% to 15.16%	(10.12%) to (9.55%)	8.98% to 9.67%	17.89% to 18.62%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,220	4,011	5,056	5,494	6,401
Units issued	449	654	356	329	495
Units redeemed	(520)	(445)	(1,401)	(767)	(1,402)

Units, end of period (000’s)	4,149	4,220	4,011	5,056	5,494

Unit value, end of period $	26.26 to 47.59	23.07 to 41.55	19.72 to 35.28	23.07 to 41.02	20.83 to 36.81
Assets, end of period $ (000’s)	117,370	105,131	85,857	124,927	120,140
Investment income ratio*	2.50%	1.32%	3.11%	2.55%	3.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.82% to 14.54%	17.03% to 17.76%	(14.53%) to (13.99%)	10.74% to 11.43%	37.94% to 38.80%

	Sub-Account
	International Growth Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Units, beginning of period	778	—
Units issued	185	798
Units redeemed	(203)	(20)

Units, end of period (000’s)	760	778

Unit value, end of period $	12.32 to 12.41	10.40 to 10.41
Assets, end of period $ (000’s)	9,436	8,108
Investment income ratio*	1.19%	4.27%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.44% to 19.18%	4.02% to 4.12%

(r) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	600	875	845	672	—
Units issued	233	199	280	369	891
Units redeemed	(96)	(474)	(250)	(196)	(219)

Units, end of period (000’s)	737	600	875	845	672

Unit value, end of period $	14.84 to 15.23	11.83 to 12.06	9.98 to 10.12	11.98 to 12.07	9.83 to 9.84
Assets, end of period $ (000’s)	11,217	7,234	8,860	10,206	6,617
Investment income ratio*	2.00%	1.30%	1.72%	3.14%	0.72%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.51% to 26.30%	18.50% to 19.23%	(16.70%) to (16.18%)	21.86% to 22.62%	(1.67%) to (1.59%)

(ai) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,043	3,728	4,275	782	725
Units issued	446	490	443	4,154	236
Units redeemed	(752)	(1,175)	(990)	(661)	(179)

Units, end of period (000’s)	2,737	3,043	3,728	4,275	782

Unit value, end of period $	16.71 to 17.64	13.32 to 13.98	11.23 to 11.71	12.96 to 13.43	12.08 to 12.43
Assets, end of period $ (000’s)	47,679	42,010	43,230	56,878	9,642
Investment income ratio*	1.83%	2.65%	2.38%	2.81%	2.62%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.43% to 26.21%	18.61% to 19.36%	(13.33%) to (12.80%)	7.32% to 8.00%	35.10% to 35.94%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	912	696	727	724	482
Units issued	82	585	113	546	525
Units redeemed	(449)	(369)	(144)	(543)	(283)

Units, end of period (000’s)	545	912	696	727	724

Unit value, end of period $	14.34 to 15.14	14.71 to 15.43	13.75 to 14.33	12.80 to 13.26	11.98 to 12.33
Assets, end of period $ (000’s)	8,137	13,924	9,874	9,557	8,883
Investment income ratio*	2.82%	2.50%	4.28%	5.13%	5.25%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.49%) to (1.88%)	6.99% to 7.66%	7.37% to 8.06%	6.87% to 7.54%	11.74% to 12.43%

	Sub-Account
	Large Cap Growth
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (aw)
Units, beginning of period	1,513	1,522	1,598	1,823	2,234
Units issued	297	263	455	339	392
Units redeemed	(334)	(272)	(531)	(564)	(803)

Units, end of period (000’s)	1,476	1,513	1,522	1,598	1,823

Unit value, end of period $	40.72 to 45.56	30.09 to 33.46	25.38 to 28.04	25.74 to 28.27	21.05 to 22.97
Assets, end of period $ (000’s)	60,031	44,980	37,853	40,274	37,194
Investment income ratio*	0.58%	0.05%	0.00%	0.38%	0.65%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.30% to 36.15%	18.58% to 19.31%	(1.42%) to (0.80%)	22.30% to 23.06%	36.54% to 37.41%

(aw) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value
	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,122	1,289	1,720	2,052	1,987
Units issued	364	136	125	496	662
Units redeemed	(311)	(303)	(556)	(828)	(597)

Units, end of period (000’s)	1,175	1,122	1,289	1,720	2,052

Unit value, end of period $	20.21 to 21.75	15.16 to 16.20	13.00 to 13.81	13.64 to 14.41	12.56 to 13.18
Assets, end of period $ (000’s)	25,520	18,150	17,767	24,713	27,001
Investment income ratio*	2.73%	0.84%	0.38%	0.77%	0.85%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	33.38% to 34.22%	16.56% to 17.29%	(4.71%) to (4.11%)	8.59% to 9.27%	23.80% to 24.59%

(ag) Renamed on April 29, 2013. Previously known as Business Opportunity Value.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	328	388	571	626	586
Units issued	47	49	168	120	192
Units redeemed	(81)	(109)	(351)	(175)	(152)

Units, end of period (000’s)	294	328	388	571	626

Unit value, end of period $	17.42 to 18.39	13.83 to 14.51	11.93 to 12.43	12.83 to 13.29	11.08 to 11.41
Assets, end of period $ (000’s)	5,352	4,697	4,770	7,522	7,090
Investment income ratio*	2.48%	1.44%	1.59%	1.99%	1.16%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	25.98% to 26.77%	15.95% to 16.67%	(7.04%) to (6.46%)	15.77% to 16.50%	34.84% to 35.70%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,707	5,101	5,642	6,856	5,928
Units issued	576	345	542	630	2,424
Units redeemed	(825)	(739)	(1,083)	(1,844)	(1,496)

Units, end of period (000’s)	4,458	4,707	5,101	5,642	6,856

Unit value, end of period $	15.96 to 16.85	14.23 to 14.93	12.79 to 13.34	12.79 to 13.25	11.51 to 11.85
Assets, end of period $ (000’s)	73,876	69,203	67,025	73,814	80,535
Investment income ratio*	2.85%	2.35%	3.26%	2.69%	5.11%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.19% to 12.89%	11.21% to 11.90%	0.05% to 0.67%	11.09% to 11.78%	30.08% to 30.89%

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	416	313	368	326	287
Units issued	257	186	140	215	149
Units redeemed	(290)	(83)	(195)	(173)	(110)

Units, end of period (000’s)	383	416	313	368	326

Unit value, end of period $	14.80 to 15.62	14.32 to 15.02	13.27 to 13.84	12.81 to 13.27	11.80 to 12.15
Assets, end of period $ (000’s)	5,941	6,237	4,315	4,879	3,959
Investment income ratio*	2.94%	3.16%	4.56%	2.64%	5.74%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.36% to 3.99%	7.88% to 8.55%	3.62% to 4.27%	8.57% to 9.25%	20.87% to 21.63%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,723	3,242	3,455	3,875	3,823
Units issued	659	226	404	412	553
Units redeemed	(549)	(745)	(617)	(832)	(501)

Units, end of period (000’s)	2,833	2,723	3,242	3,455	3,875

Unit value, end of period $	16.69 to 17.62	14.07 to 14.76	12.43 to 12.96	12.70 to 13.16	11.31 to 11.64
Assets, end of period $ (000’s)	49,210	39,760	41,438	44,970	44,742
Investment income ratio*	2.73%	1.73%	2.75%	2.29%	3.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.64% to 19.38%	13.21% to 13.91%	(2.16%) to (1.55%)	12.35% to 13.04%	32.49% to 33.33%

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	880	285	233	162	111
Units issued	88	701	151	159	69
Units redeemed	(577)	(106)	(99)	(88)	(18)

Units, end of period (000’s)	391	880	285	233	162

Unit value, end of period $	15.59 to 16.45	14.23 to 14.92	12.93 to 13.48	12.71 to 13.17	11.55 to 11.90
Assets, end of period $ (000’s)	6,413	12,837	3,831	3,061	1,922
Investment income ratio*	1.84%	4.35%	4.07%	3.01%	6.46%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.58% to 10.26%	10.04% to 10.70%	1.74% to 2.38%	10.00% to 10.69%	26.39% to 27.18%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,005	1,084	1,223	1,277	1,251
Units issued	397	333	251	752	373
Units redeemed	(120)	(412)	(390)	(806)	(347)

Units, end of period (000’s)	1,282	1,005	1,084	1,223	1,277

Unit value, end of period $	23.45 to 25.23	17.73 to 18.95	15.18 to 16.13	15.61 to 16.48	12.46 to 13.07
Assets, end of period $ (000’s)	31,904	18,905	17,375	20,002	16,601
Investment income ratio*	1.22%	1.45%	0.72%	1.17%	1.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.26% to 33.09%	16.81% to 17.54%	(2.76%) to (2.14%)	25.27% to 26.06%	35.90% to 36.74%

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	828	886	1,031	1,249	1,426
Units issued	135	156	165	168	308
Units redeemed	(226)	(214)	(310)	(386)	(485)

Units, end of period (000’s)	737	828	886	1,031	1,249

Unit value, end of period $	60.31 to 68.19	44.35 to 49.83	36.48 to 40.73	40.41 to 44.84	33.04 to 36.43
Assets, end of period $ (000’s)	39,802	32,502	28,292	36,028	34,766
Investment income ratio*	0.07%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	35.99% to 36.84%	21.58% to 22.34%	(9.73%) to (9.16%)	22.31% to 23.07%	30.65% to 31.47%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,244	1,458	1,674	1,899	1,877
Units issued	147	134	94	181	726
Units redeemed	(333)	(348)	(310)	(406)	(704)

Units, end of period (000’s)	1,058	1,244	1,458	1,674	1,899

Unit value, end of period $	32.69 to 36.05	25.02 to 27.42	21.06 to 22.94	22.26 to 24.10	19.28 to 20.74
Assets, end of period $ (000’s)	37,529	33,273	32,773	39,553	38,650
Investment income ratio*	1.09%	0.87%	0.74%	2.04%	0.68%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.65% to 31.47%	18.81% to 19.54%	(5.39%) to (4.80%)	15.44% to 16.16%	45.36% to 46.27%

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	7,030	8,811	9,518	9,456	19,383
Units issued	4,560	4,340	7,370	9,920	8,888
Units redeemed	(5,788)	(6,121)	(8,077)	(9,858)	(18,815)

Units, end of period (000’s)	5,802	7,030	8,811	9,518	9,456

Unit value, end of period $	15.92 to 17.37	16.03 to 17.37	16.12 to 17.36	16.21 to 17.35	16.30 to 17.34
Assets, end of period $ (000’s)	96,868	116,294	145,814	156,122	154,284
Investment income ratio*	0.01%	0.04%	0.00%	0.05%	0.51%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.63%) to 0.01%	(0.58%) to 0.03%	(0.56%) to 0.08%	(0.57%) to 0.03%	(0.15%) to 0.47%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,299	1,207	1,327	1,438	1,299
Units issued	252	498	487	563	724
Units redeemed	(501)	(406)	(607)	(674)	(585)

Units, end of period (000’s)	1,050	1,299	1,207	1,327	1,438

Unit value, end of period $	16.57 to 17.49	16.17 to 16.97	16.18 to 16.87	20.42 to 21.16	17.83 to 18.36
Assets, end of period $ (000’s)	18,245	21,920	20,267	27,940	26,305
Investment income ratio*	0.57%	0.92%	0.49%	0.73%	1.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.42% to 3.07%	(0.04%) to 0.58%	(20.77%) to (20.27%)	14.53% to 15.25%	58.23% to 59.23%

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,111	1,180	1,215	1,284	1,452
Units issued	202	115	242	272	322
Units redeemed	(199)	(184)	(277)	(341)	(490)

Units, end of period (000’s)	1,114	1,111	1,180	1,215	1,284

Unit value, end of period $	60.03 to 105.43	60.44 to 105.48	51.83 to 89.90	47.60 to 82.05	37.07 to 63.50
Assets, end of period $ (000’s)	56,578	57,104	52,298	50,397	40,631
Investment income ratio*	1.99%	1.76%	1.50%	1.96%	3.54%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.67%) to (0.05%)	16.60% to 17.33%	8.89% to 9.58%	28.39% to 29.20%	29.45% to 30.26%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,320	1,287	997	987	880
Units issued	363	650	779	754	757
Units redeemed	(790)	(617)	(489)	(744)	(650)

Units, end of period (000’s)	893	1,320	1,287	997	987

Unit value, end of period $	13.49 to 14.24	14.96 to 15.69	13.83 to 14.41	12.41 to 12.85	11.47 to 11.81
Assets, end of period $ (000’s)	12,661	20,613	18,488	12,772	11,643
Investment income ratio*	2.10%	1.75%	4.18%	11.44%	9.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(9.81%) to (9.25%)	8.19% to 8.86%	11.46% to 12.14%	8.12% to 8.82%	18.80% to 19.54%

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	237	204	320	206	93
Units issued	36	70	148	188	313
Units redeemed	(34)	(37)	(264)	(74)	(200)

Units, end of period (000’s)	239	237	204	320	206

Unit value, end of period $	22.53 to 23.78	15.79 to 16.57	14.37 to 14.99	15.68 to 16.24	12.65 to 13.02
Assets, end of period $ (000’s)	5,629	3,892	3,033	5,132	2,669
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	42.67% to 43.55%	9.85% to 10.54%	(8.30%) to (7.72%)	23.92% to 24.69%	63.55% to 64.57%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (a)
Units, beginning of period	4,321	3,569	2,826	—
Units issued	2,072	2,583	2,222	3,247
Units redeemed	(1,463)	(1,831)	(1,479)	(421)

Units, end of period (000’s)	4,930	4,321	3,569	2,826

Unit value, end of period $	10.28 to 10.52	10.43 to 10.60	10.37 to 10.48	10.15 to 10.19
Assets, end of period $ (000’s)	51,786	45,734	37,341	28,770
Investment income ratio*	2.36%	1.85%	2.48%	1.66%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.37%) to (0.74%)	0.53% to 1.18%	2.19% to 2.83%	1.49% to 1.91%

(a) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,998	2,386	2,530	2,809	3,103
Units issued	236	198	474	323	325
Units redeemed	(585)	(586)	(618)	(602)	(619)

Units, end of period (000’s)	1,649	1,998	2,386	2,530	2,809

Unit value, end of period $	27.28 to 30.46	19.03 to 21.12	16.44 to 18.13	17.74 to 19.45	14.62 to 15.92
Assets, end of period $ (000’s)	47,981	40,282	41,418	47,104	42,830
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	43.32% to 44.21%	15.80% to 16.53%	(7.37%) to (6.79%)	21.38% to 22.14%	33.63% to 34.46%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,249	1,262	1,340	1,376	1,550
Units issued	460	200	138	253	222
Units redeemed	(192)	(213)	(216)	(289)	(396)

Units, end of period (000’s)	1,517	1,249	1,262	1,340	1,376

Unit value, end of period $	16.20 to 24.79	11.75 to 17.87	10.18 to 15.40	10.72 to 16.10	8.53 to 12.74
Assets, end of period $ (000’s)	27,526	16,908	14,878	16,575	13,420
Investment income ratio*	1.57%	2.05%	1.18%	0.56%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	37.89% to 38.75%	15.34% to 16.06%	(4.97%) to (4.37%)	25.64% to 26.43%	25.92% to 26.70%

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	571	685	969	688	121
Units issued	220	247	179	1,164	724
Units redeemed	(83)	(361)	(463)	(883)	(157)

Units, end of period (000’s)	708	571	685	969	688

Unit value, end of period $	17.97 to 18.97	12.89 to 13.52	11.10 to 11.57	11.53 to 11.94	8.94 to 9.21
Assets, end of period $ (000’s)	13,357	7,689	7,897	11,507	6,321
Investment income ratio*	0.72%	0.00%	0.09%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	39.40% to 40.28%	16.15% to 16.88%	(3.73%) to (3.13%)	28.91% to 29.71%	33.19% to 34.03%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,128	2,538	2,747	3,034	3,523
Units issued	147	164	375	482	713
Units redeemed	(461)	(574)	(584)	(769)	(1,202)

Units, end of period (000’s)	1,814	2,128	2,538	2,747	3,034

Unit value, end of period $	37.23 to 64.51	28.10 to 48.39	24.42 to 41.79	24.30 to 41.32	19.38 to 32.75
Assets, end of period $ (000’s)	79,582	69,505	71,796	76,958	66,941
Investment income ratio*	0.57%	0.87%	0.84%	0.42%	0.68%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.50% to 33.33%	15.06% to 15.78%	0.52% to 1.15%	25.36% to 26.15%	27.98% to 28.79%

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	353	361	369	468	309
Units issued	63	96	80	124	292
Units redeemed	(54)	(104)	(88)	(223)	(133)

Units, end of period (000’s)	362	353	361	369	468

Unit value, end of period $	21.58 to 22.78	16.49 to 17.30	14.26 to 14.86	14.48 to 15.00	12.00 to 12.36
Assets, end of period $ (000’s)	8,169	6,064	5,324	5,509	5,771
Investment income ratio*	1.75%	0.25%	0.61%	1.37%	0.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	30.86% to 31.68%	15.68% to 16.41%	(1.55%) to (0.94%)	20.63% to 21.39%	27.02% to 27.82%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust
	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ai)
Units, beginning of period	56	55	148	36	—
Units issued	4	24	16	143	62
Units redeemed	(60)	(23)	(109)	(31)	(26)

Units, end of period (000’s)	—	56	55	148	36

Unit value, end of period $	18.74 to 19.23	13.95 to 14.23	12.08 to 12.24	13.07 to 13.16	10.51 to 10.52
Assets, end of period $ (000’s)	—	813	687	1,954	386
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.34% to 35.12%	15.55% to 16.27%	(7.63%) to (7.04%)	24.34% to 25.12%	5.14% to 5.22%

(af)   Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

(ai)   Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09
Units, beginning of period	448	459	516	114	64
Units issued	251	120	150	546	79
Units redeemed	(190)	(131)	(207)	(144)	(29)

Units, end of period (000’s)	509	448	459	516	114

Unit value, end of period $	17.24 to 18.22	16.72 to 17.55	14.89 to 15.54	14.68 to 15.22	12.75 to 13.13
Assets, end of period $ (000’s)	9,198	7,792	7,078	7,801	1,489
Investment income ratio*	5.90%	6.85%	10.92%	21.94%	9.22%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.15% to 3.81%	12.24% to 12.94%	1.44% to 2.08%	15.18% to 15.91%	25.99% to 26.78%

(b) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,932	2,075	2,242	2,331	2,495
Units issued	322	199	296	333	504
Units redeemed	(340)	(342)	(463)	(422)	(668)

Units, end of period (000’s)	1,914	1,932	2,075	2,242	2,331

Unit value, end of period $	20.20 to 22.27	20.84 to 22.83	20.14 to 21.94	18.84 to 20.39	17.80 to 19.14
Assets, end of period $ (000’s)	41,622	43,296	44,710	44,996	43,935
Investment income ratio*	3.36%	1.63%	4.25%	4.33%	4.98%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.05%) to (2.44%)	3.44% to 4.08%	6.93% to 7.60%	5.83% to 6.49%	5.63% to 6.29%

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,886	6,999	7,539	6,957	6,028
Units issued	979	1,787	1,901	3,692	3,716
Units redeemed	(1,887)	(1,900)	(2,441)	(3,110)	(2,787)

Units, end of period (000’s)	5,978	6,886	6,999	7,539	6,957

Unit value, end of period $	16.11 to 17.22	16.53 to 17.57	15.33 to 16.18	14.83 to 15.57	13.87 to 14.46
Assets, end of period $ (000’s)	102,609	120,646	112,955	117,041	100,285
Investment income ratio*	3.05%	2.12%	4.43%	2.46%	4.34%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.60%) to (1.98%)	7.89% to 8.57%	3.31% to 3.97%	6.99% to 7.66%	12.99% to 13.71%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,063	1,110	1,225	1,380	1,522
Units issued	74	147	123	91	312
Units redeemed	(146)	(194)	(238)	(246)	(454)

Units, end of period (000’s)	991	1,063	1,110	1,225	1,380

Unit value, end of period $	20.10 to 71.52	15.16 to 53.59	13.20 to 46.38	13.24 to 46.23	11.36 to 39.42
Assets, end of period $ (000’s)	26,354	21,009	19,386	21,544	20,572
Investment income ratio*	1.48%	1.59%	1.24%	1.39%	1.58%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	32.63% to 33.45%	14.84% to 15.56%	(0.30%) to 0.33%	16.53% to 17.26%	28.12% to 28.93%

	Sub-Account
	Ultra Short Term Bond Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (t)
Units, beginning of period	44	75	—
Units issued	388	43	86
Units redeemed	(28)	(74)	(11)

Units, end of period (000’s)	404	44	75

Unit value, end of period $	9.86 to 10.07	9.93 to 10.07	9.93 to 10.00
Assets, end of period $ (000’s)	4,056	431	746
Investment income ratio*	2.66%	1.10%	3.44%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.69%) to (0.02%)	(0.02%) to 0.66%	(0.57%) to 0.09%

(t) Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Equity Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)
Units, beginning of period	119	—
Units issued	21	293
Units redeemed	(41)	(174)

Units, end of period (000’s)	99	119

Unit value, end of period $	13.06 to 13.20	10.24 to 10.28
Assets, end of period $ (000’s)	1,313	1,227
Investment income ratio*	1.59%	1.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	27.55% to 28.36%	2.38% to 2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	618	1,015	959	918	817
Units issued	52	151	289	756	287
Units redeemed	(261)	(548)	(233)	(715)	(186)

Units, end of period (000’s)	409	618	1,015	959	918

Unit value, end of period $	25.11 to 26.50	20.94 to 21.97	18.55 to 19.33	17.47 to 18.10	15.42 to 15.88
Assets, end of period $ (000’s)	10,744	13,507	19,531	17,302	14,518
Investment income ratio*	1.61%	3.24%	3.83%	2.95%	4.94%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.90% to 20.65%	12.93% to 13.63%	6.13% to 6.80%	13.29% to 14.00%	32.76% to 33.58%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	572	512	658	940	597
Units issued	66	255	86	188	861
Units redeemed	(114)	(195)	(232)	(470)	(518)

Units, end of period (000’s)	524	572	512	658	940

Unit value, end of period $	23.42 to 24.72	17.40 to 18.25	14.90 to 15.53	14.84 to 15.37	12.21 to 12.57
Assets, end of period $ (000’s)	12,913	10,423	7,930	10,090	11,787
Investment income ratio*	0.82%	0.91%	0.98%	1.07%	1.71%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	34.60% to 35.44%	16.77% to 17.50%	0.41% to 1.03%	21.56% to 22.30%	40.31% to 41.19%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)(1) Resolution of the Board of Directors establishing Separate Account S is incorporated by reference to the post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account S from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April, 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.

(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant’s Initial Registration Statement filed with the Commission on January 4, 2010 and form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.

(2) Form of specimen flexible variable life insurance policy for Variable Estate Protection Edge, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(3) Form of specimen flexible variable life insurance policy for Majestic Performance Survivorship Variable Universal Life, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(4) Form of specimen flexible variable life insurance policy for Performance Survivorship Variable Universal Life, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(5) Form of specimen Enhanced Cash Value Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(6) Form of specimen Policy Split Option Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(7) Form of Level Benefit Survivorship Four Year Term Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(8) Form of specimen Disability Benefit Payment of Specified Premium Rider, incorporated by reference to the initial registration statement, file number 333-164154, filed with the Commission on January 4, 2010.

(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.

(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.

(j) Not applicable.

(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm, filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission April 24, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Michael Doughty**
Steven Finch*	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans ††††
Peter Gordon*
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien †††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*
Alan R. Seghezzi**

Name and Principal Business Address	Position with Depositor
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
James Bacharach*
William Ball**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
David Campbell***
Bob Carroll**
Rick A. Carlson*
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Paul Gallagher*
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jeffrey Packard**
Frank O‘Neill*
Daragh O’Sullivan**
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Tracey Polsgrove*
Krishna Ramdial****	Vice President, Treasury

Name and Principal Business Address	Position with Depositor
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan †††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Christopher Sutherland**
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Brent Wilkinson †††
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Cathy Addison
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
Michael Barnes
Jack Barry
Naomi S. Bazak
P. J. Beltramini
William D. Bertrand
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Anjali Chitre
Catherine Collins
Thomas Corrigan
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes
Charles Whitney Hill
Tina Joseph

Name and Principal Business Address	Position with Depositor
Recep C. Kendircioglu
Bruce Kinna
Patty Kisielis
Sally Kwan
Brigitte Labreche
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
Sonya Prear
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Mark Shannon
Susan Simi
Debbie Stickland
Michael Traynor
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer Wilson
Sameh Youssef
Paolo Zadra
Aleksander Zivanovic

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

††††Principal Business is 101 Huntington Avenue, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2014.

John Hancock Variable Life Account S

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2014.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2014

This disclosure is distributed to policy owners of variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account S (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, C-6, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies (“policies”) bearing the following titles:

Medallion Executive Variable Life
Medallion Executive Variable Life II
Medallion Executive Variable Life III
Majestic Variable Universal Life
Majestic Variable Universal Life 98
Variable Master Plan Plus
Majestic Variable COLI
Variable Estate Protection
Majestic Variable Estate Protection
Majestic Variable Estate Protection 98
Variable Estate Protection Plus
Variable Estate Protection Edge
Performance Survivorship Variable Universal Life
Majestic Performance Survivorship Variable Universal Life
Performance Executive Variable Life

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

2

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

3

of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.

4

Portfolio	Portfolio Manager	Investment Objective
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
5

Portfolio	Portfolio Manager	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
6

Portfolio	Portfolio Manager	Investment Objective
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

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We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
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  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 30, 2014

TO

PROSPECTUSES DATED APRIL 30, 2014 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 30, 2014 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2014)

SUPPLEMENT DATED APRIL 30, 2014

TO

PROSPECTUSES DATED APRIL 30, 2014

This Supplement is intended to be distributed with prospectuses dated April 30, 2014 for the following variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) that are delivered or issued for delivery in the states specified:

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

(MASSACHUSETTS AND TEXAS ONLY)

MEDALLION VARIABLE UNIVERSAL LIFE EDGE

(MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION PLUS

(MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION EDGE

(MASSACHUSETTS AND TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (4/2014)